STRUCTURED ASSET SECURITIES CORPORATION, as Depositor,

AURORA LOAN SERVICES LLC, as Master Servicer,

WELLS FARGO BANK, N.A., as

Securities Administrator,

THE MURRAYHILL COMPANY, as Credit Risk Manager,

and

LASALLE BANK NATIONAL ASSOCIATION, as Trustee

___________________________

TRUST AGREEMENT

Dated as of January 1, 2005

___________________________

STRUCTURED ASSET SECURITIES CORPORATION

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2005-WF1

ATTACHMENTS

Exhibit A

Forms of Certificates

Exhibit B-1

Form of Initial Certification

Exhibit B-2

Form of Interim Certification

Exhibit B-3

Form of Final Certification

Exhibit B-4

Form of Endorsement

Exhibit C

Request for Release of Documents and Receipt

Exhibit D-l

Form of Residual Certificate Transfer Affidavit (Transferee)

Exhibit D-2

Form of Residual Certificate Transfer Affidavit (Transferor)

Exhibit E

[Reserved]

Exhibit F

Form of Rule 144A Transfer Certificate

Exhibit G

Form of Purchaser’s Letter for Institutional Accredited Investors

Exhibit H

Form of ERISA Transfer Affidavit

Exhibit I

[Reserved]

Exhibit J

[Reserved]

Exhibit K

[Reserved]

Exhibit L

[Reserved]

Exhibit M

[Reserved]

Exhibit N-1

Form of Transfer Certificate for Transfer from Restricted Global Security to Regulation S Global Security

Exhibit N-2

Form of Transfer Certificate for Transfer from Regulation S Global Security to Restricted Global Security

Exhibit O

[Reserved]

Exhibit P

Swap Agreement

Exhibit Q

Form of Certification to be Provided by Securities Administrator to the Depositor

Exhibit R-1

Format of Watchlist Report

Exhibit R-2

Format of Loss Severity Report

Exhibit R-3

Format of Mortgage Insurance Claims Report

Exhibit R-4

Format of Prepayment Premiums Report

Exhibit R-5

Format of Analyst Report

Exhibit S

Form of Certification to be Provided by the Credit Risk Manager

Schedule A

Mortgage Loan Schedule

This TRUST AGREEMENT, dated as of January 1, 2005 (the “Agreement”), is by and among STRUCTURED ASSET SECURITIES CORPORATION, a Delaware corporation, as depositor (the “Depositor”), LASALLE BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), AURORA LOAN SERVICES LLC, as master servicer (the “Master Servicer”), WELLS FARGO BANK, N.A., as securities administrator (the “Securities Administrator”), and THE MURRAYHILL COMPANY, a Colorado corporation, as credit risk manager (the “Credit Risk Manager”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller, and at the Closing Date is the owner of the Mortgage Loans and the other property being conveyed by it to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trust Fund, as consideration for its transfer to the Trust Fund of the Mortgage Loans and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Sale Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holders from time to time of the Certificates and, to the extent provided herein, any NIMS Insurer.  The Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Credit Risk Manager are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee shall elect that the Trust Fund (exclusive of (i) the Swap Agreement, (ii) the right to receive and the obligation to pay Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls and (iii) the obligation to pay Class I Shortfalls (collectively, the “Excluded Trust Assets”)) be treated for federal income tax purposes as comprising four real estate mortgage investment conduits under Section 860D of the Code (each a “REMIC” or, in the alternative “REMIC 1,” “REMIC 2,” “REMIC 3,” and “REMIC 4”; REMIC 4 also being referred to as the “Upper Tier REMIC”).  Any inconsistencies or ambiguities in this Agreement or in the administration of this Agreement shall be resolved in a manner that preserves the validity of such REMIC elections.

Each Certificate, other than the Class R Certificate, represents ownership of a regular interest in the Upper Tier REMIC for purposes of the REMIC Provisions.  In addition, each Certificate, other than the Class R, Class X and Class P Certificates, represents (i) the right to receive payments with respect to any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls and (ii) the obligation to pay Class I Shortfalls.  The Class R Certificate represents ownership of the sole Class of residual interest in each of REMIC 1, REMIC 2, REMIC 3, and the Upper Tier REMIC for purposes of the REMIC Provisions.

The Upper Tier REMIC shall hold as its assets the uncertificated Lower Tier Interests in REMIC 3, other than the LT3-R interest, and each such Lower Tier Interest is hereby designated as a regular interest in REMIC 3 for purposes of the REMIC Provisions.  REMIC 3 shall hold as its assets the uncertificated Lower Tier Interests in REMIC 2, other than the LT2-R interest, and each such Lower Tier Interest is hereby designated as a regular interest in REMIC 2 for purposes of the REMIC Provisions.  REMIC 2 shall hold as its assets the uncertificated Lower Tier Interests in REMIC 1, other than the LT1-R interest, and each such Lower Tier Interest is hereby designated as a regular interest in REMIC 1.  REMIC 1 shall hold as its assets the property of the Trust Fund other than the Lower Tier Interests in REMIC 1, REMIC 2, and REMIC 3, and the Excluded Trust Assets.

The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Latest Possible Maturity Date.

REMIC 1:

The following table sets forth the designations, principal balances and interest rates for each interest in REMIC 1, each of which (other than the LT1-R Lower Tier Interest) is hereby designated as a regular interest in REMIC 1 (the “REMIC 1 Regular Interests”):

	Initial
Class Designation	Principal Balance	Interest Rate
LT1-I-1A	$ 12,954,000.00	(1)
LT1-I-1B	$ 12,954,000.00	(2)
LT1-I-2A	$ 12,582,500.00	(1)
LT1-I-2B	$ 12,582,500.00	(2)
LT1-I-3A	$ 12,222,000.00	(1)
LT1-I-3B	$ 12,222,000.00	(2)
LT1-I-4A	$ 11,871,500.00	(1)
LT1-I-4B	$ 11,871,500.00	(2)
LT1-I-5A	$ 11,531,500.00	(1)
LT1-I-5B	$ 11,531,500.00	(2)
LT1-I-6A	$ 11,200,500.00	(1)
LT1-I-6B	$ 11,200,500.00	(2)
LT1-I-7A	$ 10,879,500.00	(1)
LT1-I-7B	$ 10,879,500.00	(2)
LT1-I-8A	$ 10,568,000.00	(1)
LT1-I-8B	$ 10,568,000.00	(2)
LT1-I-9A	$ 10,265,000.00	(1)
LT1-I-9B	$ 10,265,000.00	(2)
LT1-I-10A	$ 9,971,000.00	(1)
LT1-I-10B	$ 9,971,000.00	(2)
LT1-I-11A	$ 9,685,000.00	(1)
LT1-I-11B	$ 9,685,000.00	(2)
LT1-I-12A	$ 9,408,500.00	(1)
LT1-I-12B	$ 9,408,500.00	(2)
LT1-I-13A	$ 9,138,500.00	(1)
LT1-I-13B	$ 9,138,500.00	(2)
LT1-I-14A	$ 8,877,000.00	(1)
LT1-I-14B	$ 8,877,000.00	(2)
LT1-I-15A	$ 8,623,000.00	(1)
LT1-I-15B	$ 8,623,000.00	(2)
LT1-I-16A	$ 8,376,000.00	(1)
LT1-I-16B	$ 8,376,000.00	(2)
LT1-I-17A	$ 8,136,500.00	(1)
LT1-I-17B	$ 8,136,500.00	(2)
LT1-I-18A	$ 7,903,500.00	(1)
LT1-I-18B	$ 7,903,500.00	(2)
LT1-I-19A	$ 7,677,500.00	(1)
LT1-I-19B	$ 7,677,500.00	(2)
LT1-I-20A	$ 7,458,000.00	(1)
LT1-I-20B	$ 7,458,000.00	(2)
LT1-I-21A	$ 7,244,500.00	(1)
LT1-I-21B	$ 7,244,500.00	(2)
LT1-I-22A	$ 12,666,500.00	(1)
LT1-I-22B	$ 12,666,500.00	(2)
LT1-I-23A	$ 80,719,000.00	(1)
LT1-I-23B	$ 80,719,000.00	(2)
LT1-I-24A	$ 22,250,000.00	(1)
LT1-I-24B	$ 22,250,000.00	(2)
LT1-I-25A	$ 16,308,000.00	(1)
LT1-I-25B	$ 16,308,000.00	(2)
LT1-I-26A	$ 12,398,000.00	(1)
LT1-I-26B	$ 12,398,000.00	(2)
LT1-I-27A	$ 9,667,000.00	(1)
LT1-I-27B	$ 9,667,000.00	(2)
LT1-I-28A	$ 7,676,500.00	(1)
LT1-I-28B	$ 7,676,500.00	(2)
LT1-I-29A	$ 6,176,000.00	(1)
LT1-I-29B	$ 6,176,000.00	(2)
LT1-I-30A	$ 5,014,000.00	(1)
LT1-I-30B	$ 5,014,000.00	(2)
LT1-I-31A	$ 4,094,500.00	(1)
LT1-I-31B	$ 4,094,500.00	(2)
LT1-I-32A	$ 3,351,000.00	(1)
LT1-I-32B	$ 3,351,000.00	(2)
LT1-I-33A	$ 3,187,000.00	(1)
LT1-I-33B	$ 3,187,000.00	(2)
LT1-I-34A	$ 3,029,500.00	(1)
LT1-I-34B	$ 3,029,500.00	(2)
LT1-I-35A	$ 2,880,500.00	(1)
LT1-I-35B	$ 2,880,500.00	(2)
LT1-I-36A	$ 2,737,500.00	(1)
LT1-I-36B	$ 2,737,500.00	(2)
LT1-I-37A	$ 2,603,000.00	(1)
LT1-I-37B	$ 2,603,000.00	(2)
LT1-I-38A	$ 2,475,000.00	(1)
LT1-I-38B	$ 2,475,000.00	(2)
LT1-I-39A	$ 2,352,500.00	(1)
LT1-I-39B	$ 2,352,500.00	(2)
LT1-I-40A	$ 2,237,500.00	(1)
LT1-I-40B	$ 2,237,500.00	(2)
LT1-I-41A	$ 2,126,500.00	(1)
LT1-I-41B	$ 2,126,500.00	(2)
LT1-I-42A	$ 2,022,000.00	(1)
LT1-I-42B	$ 2,022,000.00	(2)
LT1-I-43A	$ 1,922,500.00	(1)
LT1-I-43B	$ 1,922,500.00	(2)
LT1-I-44A	$ 1,828,000.00	(1)
LT1-I-44B	$ 1,828,000.00	(2)
LT1-I-45A	$ 1,737,500.00	(1)
LT1-I-45B	$ 1,737,500.00	(2)
LT1-I-46A	$ 1,652,000.00	(1)
LT1-I-46B	$ 1,652,000.00	(2)
LT1-I-47A	$ 1,571,000.00	(1)
LT1-I-47B	$ 1,571,000.00	(2)
LT1-I-48A	$ 1,493,000.00	(1)
LT1-I-48B	$ 1,493,000.00	(2)
LT1-I-49A	$ 1,420,000.00	(1)
LT1-I-49B	$ 1,420,000.00	(2)
LT1-I-50A	$ 1,349,500.00	(1)
LT1-I-50B	$ 1,349,500.00	(2)
LT1-I-51A	$ 1,283,000.00	(1)
LT1-I-51B	$ 1,283,000.00	(2)
LT1-I-52A	$ 1,220,000.00	(1)
LT1-I-52B	$ 1,220,000.00	(2)
LT1-I-53A	$ 1,159,500.00	(1)
LT1-I-53B	$ 1,159,500.00	(2)
LT1-I-54A	$ 1,102,500.00	(1)
LT1-I-54B	$ 1,102,500.00	(2)
LT1-I-55A	$ 1,048,000.00	(1)
LT1-I-55B	$ 1,048,000.00	(2)
LT1-I-56A	$ 996,500.00	(1)
LT1-I-56B	$ 996,500.00	(2)
LT1-I-57A	$ 947,500.00	(1)
LT1-I-57B	$ 947,500.00	(2)
LT1-I-58A	$ 900,500.00	(1)
LT1-I-58B	$ 900,500.00	(2)
LT1-I-59A	$ 17,300,500.00	(1)
LT1-I-59B	$ 17,300,500.00	(2)
LT1-Pool	(3)	(4)
LT1-R	(5)	(5)

(1)

This Lower Tier Interest shall bear interest at a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans multiplied by 2, subject to a maximum rate of (i) 4.00% with respect to each Distribution Date prior to the Distribution Date in February 2007, (ii) 8.00% with respect each Distribution Date on or after the Distribution Date in February 2007 but prior to the Distribution Date in February 2008, (iii) 8.50% with respect to each Distribution Date on or after the Distribution Date in February 2008 but prior to the Distribution Date in February 2010, and (iv) 0.00% on or after the Distribution Date in February 2010.  The maximum rate for any Distribution Date is referred to herein as the  “REMIC Swap Rate” for such Distribution Date.

(2)

For each Distribution Date, this Lower Tier Interest shall bear interest at a per annum rate equal to the excess, if any, of  (i) 2 multiplied by the weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the REMIC Swap Rate for such Distribution Date.

(3)

This Lower Tier Interest shall have an initial principal balance equal to the excess of (i) the Pool Balance of the Mortgage Loans as of the Cut-off Date over (ii) the aggregate initial principal balance of the Lower Tier Interests in REMIC 1other than the LT1-Pool Interest.

(4)

For each Distribution Date, this Lower Tier Interest shall bear interest at a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans.

(5)

The LT1-R interest shall not have a principal amount and shall not bear interest.  The LT1-R interest is hereby designated as the sole class of residual interest in REMIC 1.

On each Distribution Date, the Trustee shall first pay or charge as an expense of REMIC 1 all expenses of the Trust for such Distribution Date other than the Credit Risk Manager’s Fee.

On each Distribution Date, interest distributable in respect of the Mortgage Loans for such Distribution Date shall be deemed to be distributed to the Lower Tier Interests in REMIC 1 at the rates shown above.

On each Distribution Date, Realized Losses and payments of principal in respect of the Mortgage Loans shall be allocated in the following order:

(i)

first, to the Class LT1-Pool Interest until its class principal balance is reduced to zero; and

(ii)

second, to the outstanding Lower Tier Interest in REMIC 1 ending with the term “A” or “B” in its designation with the lowest numerical denomination until such interest is reduced to zero, provided that, for Lower Tier Interests with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Lower Tier Interests.

On each Distribution Date, the Trustee shall be deemed to have distributed the Prepayment Penalties collected during the preceding Prepayment Period, in the case of Principal Prepayments in full, or during the related Collection Period, in the case of Principal Prepayments in part, to the Class LT1-I-59A Lower Tier Interest.

REMIC 2:

The following table sets forth the designations, principal balances and interest rates for each interest in REMIC 2, each of which (other than the Class LT2-R Lower Tier Interest) is hereby designated as a regular interest in REMIC 2 (the “REMIC 2 Regular Interests”):

	Initial
Class Designation	Principal Balance	Interest Rate
LT2-I-1A	$ 12,954,000.00	(1)
LT2-I-1B	$ 12,954,000.00	(2)
LT2-I-2A	$ 12,582,500.00	(1)
LT2-I-2B	$ 12,582,500.00	(2)
LT2-I-3A	$ 12,222,000.00	(1)
LT2-I-3B	$ 12,222,000.00	(2)
LT2-I-4A	$ 11,871,500.00	(1)
LT2-I-4B	$ 11,871,500.00	(2)
LT2-I-5A	$ 11,531,500.00	(1)
LT2-I-5B	$ 11,531,500.00	(2)
LT2-I-6A	$ 11,200,500.00	(1)
LT2-I-6B	$ 11,200,500.00	(2)
LT2-I-7A	$ 10,879,500.00	(1)
LT2-I-7B	$ 10,879,500.00	(2)
LT2-I-8A	$ 10,568,000.00	(1)
LT2-I-8B	$ 10,568,000.00	(2)
LT2-I-9A	$ 10,265,000.00	(1)
LT2-I-9B	$ 10,265,000.00	(2)
LT2-I-10A	$ 9,971,000.00	(1)
LT2-I-10B	$ 9,971,000.00	(2)
LT2-I-11A	$ 9,685,000.00	(1)
LT2-I-11B	$ 9,685,000.00	(2)
LT2-I-12A	$ 9,408,500.00	(1)
LT2-I-12B	$ 9,408,500.00	(2)
LT2-I-13A	$ 9,138,500.00	(1)
LT2-I-13B	$ 9,138,500.00	(2)
LT2-I-14A	$ 8,877,000.00	(1)
LT2-I-14B	$ 8,877,000.00	(2)
LT2-I-15A	$ 8,623,000.00	(1)
LT2-I-15B	$ 8,623,000.00	(2)
LT2-I-16A	$ 8,376,000.00	(1)
LT2-I-16B	$ 8,376,000.00	(2)
LT2-I-17A	$ 8,136,500.00	(1)
LT2-I-17B	$ 8,136,500.00	(2)
LT2-I-18A	$ 7,903,500.00	(1)
LT2-I-18B	$ 7,903,500.00	(2)
LT2-I-19A	$ 7,677,500.00	(1)
LT2-I-19B	$ 7,677,500.00	(2)
LT2-I-20A	$ 7,458,000.00	(1)
LT2-I-20B	$ 7,458,000.00	(2)
LT2-I-21A	$ 7,244,500.00	(1)
LT2-I-21B	$ 7,244,500.00	(2)
LT2-I-22A	$ 12,666,500.00	(1)
LT2-I-22B	$ 12,666,500.00	(2)
LT2-I-23A	$ 80,719,000.00	(1)
LT2-I-23B	$ 80,719,000.00	(2)
LT2-I-24A	$ 22,250,000.00	(1)
LT2-I-24B	$ 22,250,000.00	(2)
LT2-I-25A	$ 16,308,000.00	(1)
LT2-I-25B	$ 16,308,000.00	(2)
LT2-I-26A	$ 12,398,000.00	(1)
LT2-I-26B	$ 12,398,000.00	(2)
LT2-I-27A	$ 9,667,000.00	(1)
LT2-I-27B	$ 9,667,000.00	(2)
LT2-I-28A	$ 7,676,500.00	(1)
LT2-I-28B	$ 7,676,500.00	(2)
LT2-I-29A	$ 6,176,000.00	(1)
LT2-I-29B	$ 6,176,000.00	(2)
LT2-I-30A	$ 5,014,000.00	(1)
LT2-I-30B	$ 5,014,000.00	(2)
LT2-I-31A	$ 4,094,500.00	(1)
LT2-I-31B	$ 4,094,500.00	(2)
LT2-I-32A	$ 3,351,000.00	(1)
LT2-I-32B	$ 3,351,000.00	(2)
LT2-I-33A	$ 3,187,000.00	(1)
LT2-I-33B	$ 3,187,000.00	(2)
LT2-I-34A	$ 3,029,500.00	(1)
LT2-I-34B	$ 3,029,500.00	(2)
LT2-I-35A	$ 2,880,500.00	(1)
LT2-I-35B	$ 2,880,500.00	(2)
LT2-I-36A	$ 2,737,500.00	(1)
LT2-I-36B	$ 2,737,500.00	(2)
LT2-I-37A	$ 2,603,000.00	(1)
LT2-I-37B	$ 2,603,000.00	(2)
LT2-I-38A	$ 2,475,000.00	(1)
LT2-I-38B	$ 2,475,000.00	(2)
LT2-I-39A	$ 2,352,500.00	(1)
LT2-I-39B	$ 2,352,500.00	(2)
LT2-I-40A	$ 2,237,500.00	(1)
LT2-I-40B	$ 2,237,500.00	(2)
LT2-I-41A	$ 2,126,500.00	(1)
LT2-I-41B	$ 2,126,500.00	(2)
LT2-I-42A	$ 2,022,000.00	(1)
LT2-I-42B	$ 2,022,000.00	(2)
LT2-I-43A	$ 1,922,500.00	(1)
LT2-I-43B	$ 1,922,500.00	(2)
LT2-I-44A	$ 1,828,000.00	(1)
LT2-I-44B	$ 1,828,000.00	(2)
LT2-I-45A	$ 1,737,500.00	(1)
LT2-I-45B	$ 1,737,500.00	(2)
LT2-I-46A	$ 1,652,000.00	(1)
LT2-I-46B	$ 1,652,000.00	(2)
LT2-I-47A	$ 1,571,000.00	(1)
LT2-I-47B	$ 1,571,000.00	(2)
LT2-I-48A	$ 1,493,000.00	(1)
LT2-I-48B	$ 1,493,000.00	(2)
LT2-I-49A	$ 1,420,000.00	(1)
LT2-I-49B	$ 1,420,000.00	(2)
LT2-I-50A	$ 1,349,500.00	(1)
LT2-I-50B	$ 1,349,500.00	(2)
LT2-I-51A	$ 1,283,000.00	(1)
LT2-I-51B	$ 1,283,000.00	(2)
LT2-I-52A	$ 1,220,000.00	(1)
LT2-I-52B	$ 1,220,000.00	(2)
LT2-I-53A	$ 1,159,500.00	(1)
LT2-I-53B	$ 1,159,500.00	(2)
LT2-I-54A	$ 1,102,500.00	(1)
LT2-I-54B	$ 1,102,500.00	(2)
LT2-I-55A	$ 1,048,000.00	(1)
LT2-I-55B	$ 1,048,000.00	(2)
LT2-I-56A	$ 996,500.00	(1)
LT2-I-56B	$ 996,500.00	(2)
LT2-I-57A	$ 947,500.00	(1)
LT2-I-57B	$ 947,500.00	(2)
LT2-I-58A	$ 900,500.00	(1)
LT2-I-58B	$ 900,500.00	(2)
LT2-I-59A	$ 17,300,500.00	(1)
LT2-I-59B	$ 17,300,500.00	(2)
LT2-I-1-IO	(3)	(3)
LT2-I-2-IO	(4)	(4)
LT2-I-3-IO	(5)	(5)
LT2-I-4-IO	(6)	(6)
LT2-I-5-IO	(7)	(7)
LT2-I-6-IO	(8)	(8)
LT2-I-7-IO	(9)	(9)
LT2-I-8-IO	(10)	(10)
LT2-I-9-IO	(11)	(11)
LT2-I-10-IO	(12)	(12)
LT2-I-11-IO	(13)	(13)
LT2-I-12-IO	(14)	(14)
LT2-I-13-IO	(15)	(15)
LT2-I-14-IO	(16)	(16)
LT2-I-15-IO	(17)	(17)
LT2-I-16-IO	(18)	(18)
LT2-I-17-IO	(19)	(19)
LT2-I-18-IO	(20)	(20)
LT2-I-19-IO	(21)	(21)
LT2-I-20-IO	(22)	(22)
LT2-I-21-IO	(23)	(23)
LT2-I-22-IO	(24)	(24)
LT2-I-23-IO	(25)	(25)
LT2-I-24-IO	(26)	(26)
LT2-I-25-IO	(27)	(27)
LT2-I-26-IO	(28)	(28)
LT2-I-27-IO	(29)	(29)
LT2-I-28-IO	(30)	(30)
LT2-I-29-IO	(31)	(31)
LT2-I-30-IO	(32)	(32)
LT2-I-31-IO	(33)	(33)
LT2-I-32-IO	(34)	(34)
LT2-I-33-IO	(35)	(35)
LT2-I-34-IO	(36)	(36)
LT2-I-35-IO	(37)	(37)
LT2-I-36-IO	(38)	(38)
LT2-I-37-IO	(39)	(39)
LT2-I-38-IO	(40)	(40)
LT2-I-39-IO	(41)	(41)
LT2-I-40-IO	(42)	(42)
LT2-I-41-IO	(43)	(43)
LT2-I-42-IO	(44)	(44)
LT2-I-43-IO	(45)	(45)
LT2-I-44-IO	(46)	(46)
LT2-I-45-IO	(47)	(47)
LT2-I-46-IO	(48)	(48)
LT2-I-47-IO	(49)	(49)
LT2-I-48-IO	(50)	(50)
LT2-I-49-IO	(51)	(51)
LT2-I-50-IO	(52)	(52)
LT2-I-51-IO	(53)	(53)
LT2-I-52-IO	(54)	(54)
LT2-I-53-IO	(55)	(55)
LT2-I-54-IO	(56)	(56)
LT2-I-55-IO	(57)	(57)
LT2-I-56-IO	(58)	(58)
LT2-I-57-IO	(59)	(59)
LT2-I-58-IO	(60)	(60)
LT2-I-59-IO	(61)	(61)
LT2-Pool	(62)	(63)
LT2-R	(64)	(64)

(1)

For each Distribution Date, this Lower Tier Interest shall bear interest at a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans multiplied by 2, subject to a maximum rate equal to the REMIC Swap Rate for such Distribution Date, provided that, on each Distribution Date on which interest is distributable on the Corresponding REMIC 2 IO for this Lower Tier Interest, this interest shall bear interest at a per annum rate equal to LIBOR as determined pursuant to the Swap Agreement (“Swap LIBOR”) multiplied by 2, computed on an actual/360 basis and subject to a maximum rate equal to the lesser of (i) the weighted average Net Mortgage Rate of the Mortgage Loans multiplied by 2 and (ii) the REMIC Swap Rate for such Distribution Date.

(2)

For each Distribution Date, this Lower Tier Interest shall bear interest at a per annum rate equal to the excess, if any, of  (i) 2 multiplied by the weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the REMIC Swap Rate for such Distribution Date.

(3)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For the second Distribution Date, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-1A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-1A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(4)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first three Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-2A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-2A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(5)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first four Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-3A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-3A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(6)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first five Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-4A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-4A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(7)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first six Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-5A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-5A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(8)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first seven Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-6A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-6A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(9)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first eight Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-7A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-7A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(10)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first nine Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-8A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-8A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(11)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first ten Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-9A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-9A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(12)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 11 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-10A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-10A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(13)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 12 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-11A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-11A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(14)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 13 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-12A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-12A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(15)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 14 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-13A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-13A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(16)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 15 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-14A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-14A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(17)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 16 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-15A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-15A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(18)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 17 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-16A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-16A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(19)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 18 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-17A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-17A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(20)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 19 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-18A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-18A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(21)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 20 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-19A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-19A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(22)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 21 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-20A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-20A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(23)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 22 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-21A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-21A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(24)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 23 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-22A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-22A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(25)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 24 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-23A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-23A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(26)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 25 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-24A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-24A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(27)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 26 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-25A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-25A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(28)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 27 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-26A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-26A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(29)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 28 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-27A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-27A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(30)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 29 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-28A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-28A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(31)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 30 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-29A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-29A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(32)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 31 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-30A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-30A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(33)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 32 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-31A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-31A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(34)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 33 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-32A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-32A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(35)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 34 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-33A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-33A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(36)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 35 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-34A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-34A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(37)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 36 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-35A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-35A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(38)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 37 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-36A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-36A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(39)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 38 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-37A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-37A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(40)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 39 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-38A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-38A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(41)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 40 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-39A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-39A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(42)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 41 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-40A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-40A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(43)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 42 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-41A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-41A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(44)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 43 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-42A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-42A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(45)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 44 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-43A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-43A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(46)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 45 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-44A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-44A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(47)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 46 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-45A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-45A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(48)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 47 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-46A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-46A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(49)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 48 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-47A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-47-1A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(50)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 49 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-48A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-48A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(51)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 50 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-49A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-49A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(52)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 51 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-50A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-50A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(53)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 52 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I -51A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I -51A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(54)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 53 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I -52A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I -52A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(55)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 54 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I -53A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I -53A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(56)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 55 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I -54A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I -54A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(57)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 56 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-55A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-55A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(58)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 57 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-56A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-56A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(59)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 58 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-57A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-57A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(60)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 59 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-58A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-58A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(61)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  For each of the first 60 Distribution Dates, this Lower Tier Interest shall be entitled to receive interest that accrues on the Class LT1-I-59A Lower Tier Interest at a rate equal to the excess, if any, of (i) the interest rate of the Class LT1-I-59A over (ii) 2 times Swap LIBOR, computed on an actual/360 basis, provided that, on the first Distribution Date, this lower tier interest shall not be entitled to receive any interest.

(62)

This Lower Tier Interest shall have an initial principal balance equal to the excess of (i) the Pool Balance over (ii) the aggregate initial principal balance of the remaining Lower Tier Interests with “A” or “B” in their designation.

(63)

For each Distribution Date, this Lower Tier Interest shall bear interest at a per annum rate equal to the weighted average Net Mortgage Rate of the Mortgage Loans.

(64)

The LT2-R Lower Tier Interest shall not have a principal amount and shall not bear interest.  The LT2-R Lower Tier Interest is hereby designated as the sole class of residual interest in REMIC 2.

On each Distribution Date, interest distributable in respect of the Mortgage Loans for such Distribution Date shall be distributed to the Lower Tier Interests in REMIC 2 at the rates shown above.

On each Distribution Date, Realized Losses and payments of principal in respect of the Mortgage Loans shall be allocated in the following order:

(i)

first, to the Class LT2-Pool Interest until its class principal balance is reduced to zero; and

(ii)

second, to the outstanding Lower Tier Interest in REMIC 2 ending with the term “A” or “B” in its designation with the lowest numerical denomination until such interest is reduced to zero, provided that, for Lower Tier Interests with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Lower Tier Interests.

On each Distribution Date, the Trustee shall be deemed to have distributed the Prepayment Penalties collected during the preceding Prepayment Period, in the case of Principal Prepayments in full, or during the related Collection Period, in the case of Principal Prepayments in part, to the Class LT2-I-59A Lower Tier Interest.

REMIC 3:

The following table sets forth the designations, principal balances and interest rates for each interest in REMIC 3, each of which (other than the Class LT3-R interest) is hereby designated as a regular interest in REMIC 3 (the “REMIC 3 Regular Interests”):

REMIC 3	REMIC 3
Lower Tier Class	Lower Tier	Initial Class	Corresponding Class
Designation	Interest Rate	Principal Amount	of Certificate(s)
Class LT3-A1	(1)	$ 187,094,500.00	A1
Class LT3-A2	(1)	$ 170,104,000.00	A2
Class LT3-A3	(1)	$ 35,535,500.00	A3
Class LT3-M1	(1)	$ 22,301,000.00	M1
Class LT3-M2	(1)	$ 15,493,500.00	M2
Class LT3-M3	(1)	$ 4,929,500.00	M3
Class LT3-M4	(1)	$ 6,338,000.00	M4
Class LT3-M5	(1)	$ 4,460,000.00	M5
Class LT3-M6	(1)	$ 3,990,500.00	M6
Class LT3-M7	(1)	$ 3,756,000.00	M7
Class LT3-M8	(1)	$ 2,347,500.00	M8
Class LT3-M9	(1)	$ 4,695,000.00	M9
Class LT3-B1	(1)	$ 1,878,000.00	B1
Class LT3-B2	(1)	$ 2,347,500.00	B2
Class LT3-Q	(1)	$ 473,731,521.88	N/A
Class LT3-I	(2)	(2)	N/A
Class LT3-R	(3)	(3)	R

___________________________

(1)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for each of these REMIC 3 Lower Tier Interests is a per annum rate equal to the weighted average of the interest rates of the regular interests in REMIC 2, other than any such interest that is an interest-only Mortgage Loan (the “REMIC Maximum Rate”).

(2)

This Lower Tier Interest is an interest-only Lower Tier Interest and does not have a principal balance.  On each  Distribution Date, this Lower Tier Interest shall be entitled to receive all interest distributable on each REMIC 2 Regular Interest with the term “IO” in its class designation.

(3)

The Class LT3-R interest is the sole class of residual interests in REMIC 3.  It does not have an interest rate or a principal balance.

On each Distribution Date, interest shall be deemed to have been distributed with respect to each of the Lower Tier Interests in REMIC 3 based on the above-described interest rates, provided, however, that interest that accrues on the Class LT3-Q Lower Tier Interest shall be deemed to be deferred to the extent necessary to make the principal distributions described below for such Distribution Date.  Any interest so deferred shall itself bear interest at the interest rate for the Class LT3-Q Lower Tier Interest.

On each Distribution Date, principal shall be deemed to have been distributed (together with an amount equal to the interest deferred on the Class LT3-Q Lower Tier Interest for such Distribution Date), and Realized Losses shall be allocated, among the Lower Tier Interests in REMIC 3 in the following order of priority from the Principal Distribution Amount:

(i)

first, to the Class LT3-A1, Class LT3-A2, and Class LT3-A3 Lower Tier Interests, pro rata, until the principal balance of such interest equals one-half of the Class Principal Amount of the Corresponding Class of Certificates related to such Lower Tier Interest immediately after such Distribution Date;

(ii)

second, to the Class LT3-M1 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M1 Certificates immediately after such Distribution Date;

(iii)

third, to the Class LT3-M2 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M2 Certificates immediately after such Distribution Date;

(iv)

fourth, to the Class LT3-M3 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M3 Certificates immediately after such Distribution Date;

(v)

fifth, to the Class LT3-M4 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M4 Certificates immediately after such Distribution Date;

(vi)

sixth, to the Class LT3-M5 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M5 Certificates immediately after such Distribution Date;

(vii)

seventh, to the Class LT3-M6 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M6 Certificates immediately after such Distribution Date;

(viii)

eighth, to the Class LT3-M7 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M7 Certificates immediately after such Distribution Date; and

(ix)

ninth, to the Class LT3-M8 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M8 Certificates immediately after such Distribution Date;

(x)

tenth, to the Class LT3-M9 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class M9 Certificates immediately after such Distribution Date;

(xi)

eleventh, to the Class LT3-B1 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class B1 Certificates immediately after such Distribution Date;

(xii)

twelfth, to the Class LT3-B2 Lower Tier Interest until the principal balance equals one-half of the Class Principal Amount of the Class B2 Certificates immediately after such Distribution Date;

(xiii)

 finally, to the Class LT3-Q Lower Tier Interest, any remaining amounts.

On each Distribution Date, the Trustee shall be deemed to have distributed the Prepayment Penalties collected during the preceding Prepayment Period, in the case of Principal Prepayments in full, or during the related Collection Period, in the case of Principal Prepayments in part, to the Class LT3-Q Lower Tier Interest.

REMIC 4:

The following table sets forth the designations, principal balances and interest rates for each interest in REMIC 4, each of which (other than the Class LT4-R interest) is hereby designated as a regular interest in REMIC 4 (the “REMIC 4 Regular Interests”):

		Initial
Class		Class Principal	Corresponding Class
Designation	Interest Rate	Amount	of Certificates
Class LT4-A1	(1)	$ 374,189,000.00	A1
Class LT4-A2	(1)	$ 340,208,000.00	A2
Class LT4-A3	(1)	$ 71,071,000.00	A3
Class LT4-M1	(1)	$ 44,602,000.00	M1
Class LT4-M2	(1)	$ 30,987,000.00	M2
Class LT4-M3	(1)	$ 9,859,000.00	M3
Class LT4-M4	(1)	$ 12,676,000.00	M4
Class LT4-M5	(1)	$ 8,920,000.00	M5
Class LT4-M6	(1)	$ 7,981,000.00	M6
Class LT4-M7	(1)	$ 7,512,000.00	M7
Class LT4-M8	(1)	$ 4,695,000.00	M8
Class LT4-M9	(1)	$ 9,390,000.00	M9
Class LT4-B1	(1)	$ 7,512,000.00	B1
Class LT4-B2	(1)	$ 4,695,000.00	B2
Class LT4-X	(2)	(2)	X
Class LT4-R	(3)	(3)	R
Class LT4-P	(4)	$ 100.00	P
Class LT4-I	(5)	(5)	N/A
__________

__________

(1)

The interest rate with respect to any Distribution Date (and the related Accrual Period) for this interest is the per annum rate equal to the rate lesser of (i) the interest rate payable on its Corresponding Class of Certificates for such Distribution Date and (ii) the REMIC Maximum Rate.

(2)

The Class LT4-X Interest shall have an initial Class Principal Amount of $4,704,921.88 which right represents a regular interest in the Upper Tier REMIC; the Class X interest shall also comprise a notional component, which is also an interest in the Upper Tier REMIC.  The notional component has a notional Class Principal Amount that at all times will equal the aggregate of the Class Principal Amounts of the Lower Tier Interests in REMIC 3 (i.e., the Pool Balance).  For each Distribution Date (and the related Accrual Period), the notional component shall bear interest at a rate equal to the excess of (a) (i) the weighted average of the interest rates on the regular interests in REMIC 3, weighted on the basis of the Class Principal Amount of each such Lower Tier Interest, minus (ii) the Credit Risk Manger’s Fee Rate, over (b) the Adjusted Lower Tier WAC.  For any Distribution Date, interest that accrues on the notional component of the Class X Certificates shall be deferred to the extent of any increase in the Overcollateralization Amount on such date.  Such deferred interest shall not itself bear interest.

(3)

The Class LT4-R Interest shall be issued without a Class Principal Amount and will not bear interest at a stated rate.

(4)

The Class P interest shall not bear interest at a stated rate.  Prepayment Premiums paid with respect to the Mortgage Loans shall be paid to the Holders of the Class P Certificates as provided in Section 5.02(h).

(5)

On each Distribution Date, the Class LT4-I Interest shall be entitled to receive all amounts distributable on the Class LT3-I Interest on such Distribution Date.

On each Distribution Date, interest shall be deemed to have been distributed with respect to each of the Interests in REMIC 4 based on the above-described interest rates.   On each Distribution Date, principal shall be deemed to have been distributed, and Realized Losses shall be allocated, to each Interest in REMIC 4 in an amount equal to the principal distributions and Realized Loss allocations for such Distribution Date with respect to the Corresponding Class of Certificates related to such Interest.

Certificates:

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.

		Initial
Class	Certificate	Class Principal	Minimum
Designation	Interest Rate	Amount	Denominations
Class A1	(1)	$374,189,000	$ 25,000
Class A2	(2)	$340,208,000	$ 25,000
Class A3	(3)	$ 71,071,000	$ 25,000
Class M1	(4)	$ 44,602,000	$100,000
Class M2	(5)	$ 30,987,000	$100,000
Class M3	(6)	$ 9,859,000	$100,000
Class M4	(7)	$ 12,676,000	$100,000
Class M5	(8)	$ 8,920,000	$100,000
Class M6	(9)	$ 7,981,000	$100,000
Class M7	(10)	$ 7,512,000	$100,000
Class M8	(11)	$ 4,695,000	$100,000
Class M9	(12)	$ 9,390,000	$100,000
Class B1	(13)	$ 7,512,000	$100,000
Class B2	(14)	$ 4,695,000	$100,000
Class X	(15)	(15)	10%
Class R	(16)	(16)	100% (16)
Class P	(17)	(18)	10%

_____

(1)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A1 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.090% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A1 Certificates will be LIBOR plus 0.180%.  For purposes of the REMIC Provisions, the Class A1 Certificates shall represent beneficial ownership of the Class LT4-A1 Interest in REMIC 4.  Any amount distributed on the Class A1 Certificates on any Distribution Date in excess of the amount distributable on the LT4-A1 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-A1 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class A1 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(2)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A2 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.200% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A2 Certificates will be LIBOR plus 0.400%.  For purposes of the REMIC Provisions, the Class A2 Certificates shall represent beneficial ownership of the Class LT4-A2 Interest in REMIC 4.  Any amount distributed on the Class A2 Certificates on any Distribution Date in excess of the amount distributable on the LT4-A2 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-A2 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class A2 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(3)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class A3 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.330% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class A3 Certificates will be LIBOR plus 0.660%. For purposes of the REMIC Provisions, the Class A3 Certificates shall represent beneficial ownership of the Class LT4-A3 Interest in REMIC 4.  Any amount distributed on the Class A3 Certificates on any Distribution Date in excess of the amount distributable on the LT4-A3 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-A3 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class A3 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(4)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M1 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.440% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M1 Certificates will be LIBOR plus 0.660%.  For purposes of the REMIC Provisions, the Class M1 Certificates shall represent beneficial ownership of the Class LT4-M1 Interest in REMIC 4.  Any amount distributed on the Class M1 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M1 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M1 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M1 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(5)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M2 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.470% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M2 Certificates will be LIBOR plus 0.705%.  For purposes of the REMIC Provisions, the Class M2 Certificates shall represent beneficial ownership of the Class LT4-M2 Interest in REMIC 4.  Any amount distributed on the Class M2 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M2 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M2 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M2 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(6)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M3 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.490% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M3 Certificates will be LIBOR plus 0.735%.  For purposes of the REMIC Provisions, the Class M3 Certificates shall represent beneficial ownership of the Class LT4-M3 Interest in REMIC 4.  Any amount distributed on the Class M3 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M3 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M3 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M3 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(7)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M4 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.750% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M4 Certificates will be LIBOR plus 1.125%.  For purposes of the REMIC Provisions, the Class M4 Certificates shall represent beneficial ownership of the Class LT4-M4 Interest in REMIC 4.  Any amount distributed on the Class M4 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M4 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M4 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M4 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(8)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M5 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.760% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M5 Certificates will be LIBOR plus 1.140%.  For purposes of the REMIC Provisions, the Class M5 Certificates shall represent beneficial ownership of the Class LT4-M5 Interest in REMIC 4.  Any amount distributed on the Class M5 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M5 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M5 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M5 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(9)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M6 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 0.800% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M6 Certificates will be LIBOR plus 1.200%. For purposes of the REMIC Provisions, the Class M6 Certificates shall represent beneficial ownership of the Class LT4-M6 Interest in REMIC 4.  Any amount distributed on the Class M6 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M6 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M6 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M6 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(10)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M7 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 1.270% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M7 Certificates will be LIBOR plus 1.905%.  For purposes of the REMIC Provisions, the Class M7 Certificates shall represent beneficial ownership of the Class LT4-M7 Interest in REMIC 4.  Any amount distributed on the Class M7 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M7 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M7 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M7 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(11)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M8 Certificates is the per annum rate equal to the lesser of (i) LIBOR plus 1.370% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M8 Certificates will be LIBOR plus 2.055%.  For purposes of the REMIC Provisions, the Class M8 Certificates shall represent beneficial ownership of the Class LT4-M8 Interest in REMIC 4.  Any amount distributed on the Class M8 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M8 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M8 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M8 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(12)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class M9 Certificates is the per annum rate equal to the lesser of (i) 2.300% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class M9 Certificates will be 3.450%.  For purposes of the REMIC Provisions, the Class M9 Certificates shall represent beneficial ownership of the Class LT4-M9 Interest in REMIC 4.  Any amount distributed on the Class M9 Certificates on any Distribution Date in excess of the amount distributable on the LT4-M9 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-M9 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class M9 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(13)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class B1 Certificates is the per annum rate equal to the lesser of (i) 2.500% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class B1 Certificates will be 3.750%.  For purposes of the REMIC Provisions, the Class B1 Certificates shall represent beneficial ownership of the Class LT4-B1 Interest in REMIC 4.  Any amount distributed on the Class B1 Certificates on any Distribution Date in excess of the amount distributable on the LT4-B1 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-B1 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class B1 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(14)

The Certificate Interest Rate with respect to any Distribution Date (and the related Accrual Period) for the Class B2 Certificates is the per annum rate equal to the lesser of (i) 2.500% and (ii) the Net Funds Cap for such Distribution Date; provided, that if the Mortgage Loans and related property are not purchased pursuant to Section 7.01(b) on the Initial Optional Purchase Date, then with respect to each subsequent Distribution Date the per annum rate calculated pursuant to clause (i) above with respect to the Class B2 Certificates will be 3.750%. For purposes of the REMIC Provisions, the Class B2 Certificates shall represent beneficial ownership of the Class LT4-B2 Interest in REMIC 4.  Any amount distributed on the Class B2 Certificates on any Distribution Date in excess of the amount distributable on the LT4-B2 Interest on such Distribution Date shall be treated as having been paid from the Basis Risk Reserve Fund or the Supplemental Interest Trust, as applicable, and any amount distributable on the Class LT4-B2 Lower Tier Interest in REMIC 4 on such Distribution Date in excess of the amount distributable on the Class B2 Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 10.01(n) hereof.

(15)

For purposes of the REMIC Provisions, Class X shall represent (i) beneficial ownership of the Class LT4-X and Class LT4-I Interests in REMIC 4; (ii) beneficial ownership of the Basis Risk Reserve Fund; (iii) beneficial ownership of the Supplemental Interest Trust, including the Swap Agreement, and (iv) an interest in the notional principal contracts described in Section 10.01(n) hereof.

(16)

The Class R Certificate will be issued without a Class Principal Amount and will not bear interest at a stated rate.  The Class R Certificate represents ownership of the residual interest in the Upper Tier REMIC, as well as ownership of the Class LT1-R Interest, Class LT2-R Interest, Class LT3-R Interest and Class LT4-R Interest.  The Class R Certificates will be issued as a single Certificate evidencing the entire Percentage Interest in such Class.

(17)

The Class P Certificates shall not bear interest at a stated rate.  Prepayment Premiums paid with respect to the Mortgage Loans shall be paid to the Holders of the Class P Certificates as provided in Section 5.02(g).  For purposes of the REMIC Provisions, Class P shall represent beneficial ownership of the Class LT4-P Interest in REMIC 4.

(18)

The Class P Certificates will have an initial Class P Principal Amount of $100.

As of the Cut-off Date, the Mortgage Loans had an aggregate Scheduled Principal Balance of $939,002,021.88.

In consideration of the mutual agreements herein contained, the Depositor, the Seller, the Credit Risk Manager, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  As provided in the Servicing Agreement.

Accountant:  A person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accrual Period:  With respect to each Class of LIBOR Certificates and any Distribution Date, the period beginning on the Distribution Date in the calendar month immediately preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, beginning on January 25, 2005) and ending on the day immediately preceding the related Distribution Date, as calculated in accordance with Section 1.03.

Act:  As defined in Section 3.03(c).

Additional Collateral:  None.

Additional Termination Event:  As defined in the Swap Agreement.

Adjustable Rate Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage Note provides for the adjustment of the Mortgage Rate applicable thereto.

Adjusted Lower Tier WAC:  For any Distribution Date (and the related Accrual Period), the product of (i) four, multiplied by (ii) the weighted average of the interest rates for such Distribution Date for the Class LT3-A1, Class LT3-A2, Class LT3-A3, Class LT3-M1, Class LT3-M2, Class LT3-M3, Class LT3-M4, Class LT3-M5, Class LT3-M6, Class LT3-M7, Class LT3-M8, Class LT3-M9, Class LT3-B1, Class LT3-B2 and Class LT3-Q Interests, determined for this purpose by first subjecting the rate payable on the Class LT3-Q Interests to a cap of zero, and subjecting the rate payable on each other such interest to a cap that corresponds to the Certificate Interest Rate for the Corresponding Class of Certificates for such Distribution Date.

Advance:  With respect to a Mortgage Loan other than a Simple Interest Mortgage Loan, an advance of the aggregate of payments of principal and interest (net of the Servicing Fee) on one or more Mortgage Loans that were due on a Due Date in the related Collection Period and not received as of the close of business on the related Determination Date, required to be made by or on behalf of the Master Servicer and the Servicer (or by the Securities Administrator as successor to the Master Servicer) pursuant to Section 5.04, but only to the extent that such amount is expected, in the reasonable judgment of the Master Servicer or Servicer (or by the Securities Administrator as successor to the Master Servicer), to be recoverable from collections or recoveries in respect of such Mortgage Loans.  With respect to a Simple Interest Mortgage Loan, an advance of an amount equal to the interest accrual on such Simple Interest Mortgage Loan through the related Due Date but not received as of the close of business on the related Distribution Date (net of the Servicing Fee) required to be made by or on behalf of the Master Servicer or the Servicer (or by the Securities Administrator as successor to the Master Servicer) pursuant to Section 5.04, but only to the extent that such amount is expected, in the reasonable judgment of the Master Servicer or Servicer (or by the Securities Administrator as successor to the Master Servicer), to be recoverable from collections or recoveries in respect of such Simple Interest Mortgage Loans.

Adverse REMIC Event:  Either (i) the loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) the imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affected Party:  As defined in the Swap Agreement.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Overcollateralization Release Amount:  With respect to any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the amount, if any, by which (i) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal Remittance Amount for such Distribution Date is applied on such date in reduction of the aggregate Certificate Principal Amount of the Certificates, exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Trust Agreement and all amendments and supplements hereto.

Anniversary Year:  The one-year period beginning on the Closing Date and ending on the first anniversary thereof, and each subsequent one-year period beginning on the day after the end of the preceding Anniversary Year and ending on next succeeding anniversary of the Closing Date.

Applied Loss Amount:  With respect to any Distribution Date, the amount, if any, by which (x) the aggregate Certificate Principal Amount of the Certificates after giving effect to distributions of principal on such Distribution Date, but before giving effect to any application of the Applied Loss Amount with respect to such date, exceeds (y) the Pool Balance for such Distribution Date.

Appraised Value:  With respect to any Mortgage Loan, the amount set forth in an appraisal made in connection with the origination of such Mortgage Loan as the value of the related Mortgaged Property.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Trustee, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law; provided, however, that neither the Custodian nor the Trustee shall be responsible for determining whether any such assignment is in recordable form.

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

B1 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class B1 Certificates immediately prior to such Distribution Date exceeds (y) the B1 Target Amount.

B1 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 98.00% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

B2 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class B1 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class B2 Certificates immediately prior to such Distribution Date exceeds (y) the B2 Target Amount.

B2 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 99.00% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

Balloon Mortgage Loan:  Any Mortgage Loan having an original term to maturity that is shorter than its amortization schedule, and a final Scheduled Payment that is disproportionately large in comparison to other Scheduled Payments.

Balloon Payment:  The final Scheduled Payment in respect of a Balloon Mortgage Loan.

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code of 1986, as amended.

Basis Risk Payment:  With respect to any Distribution Date, the sum of (i) any Basis Risk Shortfall for such Distribution Date, (ii) any Unpaid Basis Risk Shortfall from previous Distribution Dates and (iii) any Required Reserve Fund Amount for such Distribution Date.  The amount of the Basis Risk Payment for any Distribution Date cannot exceed the amount of Monthly Excess Cashflow otherwise available for distribution pursuant to Section 5.02(d)(iii) of this Agreement.

Basis Risk Reserve Fund:  A fund created as part of the Trust Fund pursuant to Section 5.06 of this Agreement but which is not an asset of any of the REMICs.

Basis Risk Shortfall:  With respect to any Distribution Date and any Class of LIBOR Certificates, the amount, if any, by which the amount of interest calculated at the Certificate Interest Rate applicable to such Class for such date, determined without regard to the Net Funds Cap for such date exceeds the amount of interest calculated at the Net Funds Cap.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Depositor and the Trustee to the effect that any proposed transfer of Certificates will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee, respectively.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a condition whereupon book entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book Entry Certificates shall no longer be “Book Entry Certificates.”  As of the Closing Date, each Class of Offered Certificates and the Class M9, Class B1 and Class B2 Certificates constitutes Book-Entry Certificates.

Bulk PMI Policy:  None.

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of California, Illinois, Iowa, Maryland, Minnesota or Colorado are closed, or (iii) with respect to any Servicer Remittance Date or any Servicer reporting date, the States specified in the definition of “Business Day” in the Servicing Agreement, are authorized or obligated by law or executive order to be closed.

Carryforward Interest:  With respect to any Class of LIBOR Certificates and any Distribution Date, the sum of (i) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest for such Class from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (ii) interest on such amount for the related Accrual Period at the applicable Certificate Interest Rate.

Certificate:  Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

Certificate Account:  The account maintained by the Trustee in accordance with the provisions of Section 4.04.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate set forth or described under the heading “Certificates” in the Preliminary Statement hereto.

Certificate Owner:  With respect to a Book Entry Certificate, the Person who is the owner of such Book Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Offered Certificate or Class M9, Class B1 and Class B2 Certificate, the initial Certificate Principal Amount thereof on the Closing Date, less the amount of all principal distributions previously distributed with respect to such Certificate and, in the case of the Subordinate Certificates, any Applied Loss Amount previously allocated to such Certificate; provided, however, that on each Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Class of Subordinate Certificate whose Certificate Principal Amount has previously been reduced by application of Applied Loss Amounts will be increased, in order of seniority, by an amount (to be applied pro rata to all Certificates of such Class) equal to the lesser of (1) any Deferred Amount for each such Class immediately prior to such Distribution Date and (2) the total amount of any Subsequent Recovery distributed on such Distribution Date to Certificateholders, after application (for this purpose) to any more senior Classes of Certificates.  The Class X and Class R Certificates are issued without Certificate Principal Amounts.  The Class P Certificates are issued with an initial Class P Principal Amount of $100.

Certificate Register and Certificate Registrar:   The register maintained and the registrar appointed pursuant to Section 3.02.

Certificateholder:  The meaning provided in the definition of “Holder.”

Civil Relief Act:  The Servicemembers Civil Relief Act or any similar state or local statute.

Class:  All Certificates, in the case of REMIC 4, all interests bearing the same class designation, and, in the case of REMIC 1, REMIC 2 and REMIC 3, all Lower Tier Interests, bearing the same class designation.

Class B Certificates:  Collectively, the Class B1 and Class B2 Certificates.

Class I Shortfalls:  As defined in Section 10.01(n) hereof.  For purposes of clarity, the Class I Shortfall for any Distribution Date shall equal the amount payable to the Swap Counterparty on such Distribution Date in excess of the amount payable on the Class I interest in REMIC 4 on such Distribution Date, all as further provided in Section 10.01(n) hereof.

Class M Certificates:  Collectively, the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates.

Class Notional Amount:  Not applicable.

Class P Principal Amount:  As of the Closing Date, $100.

Class Principal Amount:  With respect to each Class of Offered Certificates and the Class M9, Class B1 and Class B2 Certificates, the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to the Class X, Class P and Class R Certificates, zero.  With respect to any Lower Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the issuing REMIC, as reduced by principal distributed with respect to such Lower Tier Interest and Realized Losses allocated to such Lower Tier Interest.

Class R Certificate:  Each Class R Certificate executed by the Trustee, and authenticated and delivered by the Certificate Registrar, substantially in the form annexed hereto as Exhibit A and evidencing the ownership of the Class LT1-R Interest, Class LT2-R Interest, Class LT3-R Interest and the residual interest in the Upper Tier REMIC.

Class X Distributable Amount:  With respect to any Distribution Date, the amount of interest that has accrued on the Class X Notional Balance, as described in the Preliminary Statement, but that has not been distributed prior to such date.  In addition, such amount shall include the initial Overcollateralization Amount of $4,707,111.86 (less $100 of such amount allocated to the Class P Certificates) to the extent such amount has not been distributed on an earlier Distribution Date as part of the Aggregate Overcollateralization Release Amount.

Class X Notional Balance:  With respect to any Distribution Date (and the related Accrual Period) the aggregate principal balance of the regular interests in REMIC 3 as specified in the Preliminary Statement hereto.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

Clearstream:  Clearstream Banking Luxembourg, and any successor thereto.

Closing Date:  January 31, 2005.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Collection Account:  A separate account established and maintained by the Master Servicer pursuant to Section 4.01.

Collection Period:  With respect to any Distribution Date, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Compensating Interest Payment:  With respect to any Distribution Date, an amount equal to the aggregate amount of any Prepayment Interest Shortfalls required to be paid by the Servicer with respect to such Distribution Date.  The Master Servicer shall not be responsible for making any Compensating Interest Payment.

Component:  None.

Component Interest Rate:  Not applicable.

Component Notional Amount:  Not applicable.

Conventional Loan:  A Mortgage Loan that is not insured by the United States Federal Housing Administration or guaranteed by the United States Department of Veterans Affairs.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Loan Documents:  As to any Cooperative Loan, (i) the Cooperative Shares, together with a stock power in blank; (ii) the original executed Security Agreement and the assignment of the Security Agreement endorsed in blank; (iii) the original executed Proprietary Lease and the assignment of the Proprietary Lease endorsed in blank; (iv) the original executed Recognition Agreement and the assignment of the Recognition Agreement (or a blanket assignment of all Recognition Agreements) endorsed in blank; (v) the executed UCC-1 financing statement with evidence of recording thereon, which has been filed in all places required to perfect the security interest in the Cooperative Shares and the Proprietary Lease; and (vi) executed UCC-3 financing statements (or copies thereof) or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the Cooperative Shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Cooperative Unit:  A single-family dwelling located in a Cooperative Property.

Corporate Trust Office:  The principal corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois 60603, Attention:  Asset-Backed Securities Trust Services Group — SASCO 2005-WF1.

Corresponding Class:  The Class of Certificates that corresponds to a class of interests in REMIC 3 or REMIC 4, as provided in the Preliminary Statement.

Corresponding REMIC 2 IO:  The interest-only Lower Tier Interest in REMIC 2 with the same numerical class designation.

Credit Risk Management Agreement:  The credit risk management agreement dated as of the Closing Date, entered into by the Servicer and the Credit Risk Manager.

Credit Risk Manager:  The Murrayhill Company, a Colorado corporation, and its successors and assigns.

Credit Risk Manager’s Fee:  With respect to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one twelfth, (b) the Credit Risk Manager’s Fee Rate and (c) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Collection Period.

Credit Risk Manager’s Fee Rate:  0.011% per annum.

Cumulative Loss Trigger Event:  A Cumulative Loss Trigger Event shall have occurred with respect to any Distribution Date if the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance exceeds the applicable percentages described below with respect to such Distribution Date:

Distribution Date

Loss Percentage

February 2008 to January 2009

2.00% for the first month, plus an additional

1/12th of 1.25% for each month thereafter

February 2009 to January 2010

3.25% for the first month, plus an additional

1/12th of 1.25% for each month thereafter

February 2010 to January 2011

4.25% for the first month, plus an additional

1/12th of 0.50% for each month thereafter

February 2011 and thereafter

4.75%

Current Interest:  With respect to any Class of LIBOR Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate, as applicable, during the related Accrual Period on the Class Principal Amount of such Class  immediately prior to such Distribution Date.

Custodial Account:  Any custodial account (other than an Escrow Account) established and maintained by the Servicer pursuant to the Servicing Agreement.

Custodial Agreement:  The custodial agreement, dated as of January 1, 2005, between the Custodian and the Trustee, and any custodial agreement subsequently executed by the Trustee and acknowledged by the Master Servicer substantially in the form thereof.

Custodial File:  As to each Mortgage Loan, the file consisting of the mortgage documents listed in Section 2.01(b) required to be delivered to the Trustee and/or the Custodian acting on the Trustee’s behalf pursuant to this Agreement.

Custodian:  The custodian appointed by the Trustee pursuant to the Custodial Agreement, and any successor thereto.  The initial Custodian is Wells Fargo Bank, N.A.

Cut off Date:  January 1, 2005.

Cut off Date Balance:  The Pool Balance as of the Cut-off Date.

Debt Service Reduction: With respect to any Mortgage Loan, a reduction of the Scheduled Payment that the related Mortgagor is obligated to pay on any Due Date as a result of, or in connection with, any proceeding under Bankruptcy law or any similar proceeding.

Defaulting Party:  As defined in the Swap Agreement.

Deferred Amount:  With respect to any Distribution Date and each Class of the Subordinate Certificates, the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (1) the aggregate of amounts previously reimbursed in respect thereof and (2) the amount by which the Class Principal Amount of such Class has been increased due to any Subsequent Recovery.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form.

Deleted Mortgage Loan:  A Mortgage Loan that is repurchased from the Trust Fund pursuant to the terms hereof or as to which one or more Qualifying Substitute Mortgage Loans are substituted therefor.

Delinquency Event:  A Delinquency Event shall have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding calendar month equals or exceeds 40.00% of the Senior Enhancement Percentage for such Distribution Date.

Delinquency Rate:  With respect to any calendar month, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 days Delinquent or more (including all foreclosures, bankruptcies and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the Pool Balance as of the close of business on the last day of such month.

Delinquent:  For reporting purposes, a Mortgage Loan is “delinquent” when any payment contractually due thereon has not been made by the close of business on the Due Date therefor.  Such Mortgage Loan is “30 days Delinquent” if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was first due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month), then on the last day of such immediately succeeding month.  Similarly for “60 days Delinquent” and the second immediately succeeding month and “90 days Delinquent” and the third immediately succeeding month.

Deposit Date:  With respect to each Distribution Date, the Business Day immediately preceding such Distribution Date.

Depositor:  Structured Asset Securities Corporation, a Delaware corporation having its principal place of business in New York, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 18th day of the month in which such Distribution Date occurs, or, if such 18th day is not a Business Day, the next succeeding Business Day.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in February 2005.

Distressed Mortgage Loan:  Any Mortgage Loan that at the date of determination is Delinquent in payment for a period of 90 days or more without giving effect to any grace period permitted by the related Mortgage Note or for which the Servicer or the Trustee has accepted a deed in lieu of foreclosure.

Document Transfer Event:  The day on which (i) Wells Fargo Bank, N.A. or any successor thereto is no longer the servicer of any of the Mortgage Loans, (ii) the senior, unsecured long-term debt rating of Wells Fargo & Company is less than “BBB-” by Fitch or (iii) any Rating Agency requires the Servicer to deliver the Retained Mortgage Files to the Custodian.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or depository institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee and the Rating Agencies.  Eligible Accounts may bear interest.

Eligible Investments:  Any one or more of the following obligations or securities:

(i)

direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America (“Direct Obligations”);

(ii)

federal funds, or demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

(iii)

repurchase agreements collateralized by Direct Obligations or securities guaranteed by GNMA, FNMA or FHLMC with any registered broker/dealer subject to Securities Investors’ Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

(iv)

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to (a) one of the two highest short-term credit rating categories of S&P and Moody’s and (b) the highest short-term rating category of Fitch; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Pool Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

(v)

commercial paper (including both non-interest-bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

(vi)

a Qualified GIC;

(vii)

certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

(viii)

any other demand, money market, common trust fund or time deposit or obligation, or interest bearing or other security or investment (including those managed or advised by the Securities Administrator or any Affiliate thereof), (A) rated in the highest rating category by each Rating Agency rating such investment or (B) that would not adversely affect the then current rating assigned by each Rating Agency of any of the Certificates or the NIM Securities and has a short term rating of at least “A-1” or its equivalent by each Rating Agency.  Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which LaSalle Bank National Association (the “Bank”) in its capacity other than as Trustee, the Trustee, the Master Servicer, any NIMS Insurer, the Securities Administrator or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Bank, the Trustee, the Master Servicer, any NIMS Insurer, the Securities Administrator or any affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Bank, the Trustee, the Master Servicer, any NIMS Insurer, the Securities Administrator or any affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.  The Trustee specifically authorizes the Bank or an affiliate thereof to charge and collect from the Trustee such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon);

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, provided that any such investment will be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  Any Class B1, Class B2, Class P, Class X or Class R Certificate, and any other Certificate with a rating below the lowest applicable rating permitted under the Underwriter’s Exemption.

ERISA-Restricted Swap Certificate:  Any Senior Certificate, Class M or Class B Certificate.

Errors and Omission Insurance Policy:  The errors or omission insurance policy required to be obtained by the Servicer satisfying the requirements of the Servicing Agreement.

Escrow Account:  Any account established and maintained by the Servicer pursuant to the Servicing Agreement.

Euroclear:  Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14(a).

Fannie Mae or FNMA:  Fannie Mae, f/k/a/ the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Fidelity Bond:  The fidelity bond required to be obtained by the Servicer satisfying the requirements of the Servicing Agreement.

Final Scheduled Distribution Date:  With respect to each Class of Certificates (other than the Class A1 Certificates), the Distribution Date occurring in February 2035.  With respect to the Class A1 Certificates, the Distribution Date occurring in February 2014.

Financial Intermediary:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Clearing Agency Participant.

Fitch:  Fitch Ratings, Inc., or any successor in interest.

Fixed Rate Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage Note provides for a fixed rate of interest throughout the term of such Note.

Form 10-K Certification:  As defined in Section 6.20(c).

Freddie Mac or FHLMC:  Freddie Mac, f/k/a the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Global Securities:  The global certificates representing the Book-Entry Certificates.

GNMA:  The Government National Mortgage Association, a wholly owned corporate instrumentality of the United States within HUD.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Trustee, the Master Servicer, the Securities Administrator, the Servicer, the Swap Counterparty, the Credit Risk Manager, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to effect any such consent has been obtained, except that, in determining whether the Trustee shall be protected in relying upon any such consent, only Certificates which a Responsible Officer of the Trustee knows to be so owned shall be disregarded.  The Trustee and any NIMS Insurer may request and conclusively rely on certifications by the Depositor, the Master Servicer, the Securities Administrator, the Servicer, the Swap Counterparty or the Credit Risk Manager in determining whether any Certificates are registered to an Affiliate of the Depositor, the Master Servicer, the Securities Administrator, the Servicer, any Swap Counterparty or the Credit Risk Manager.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2 01(b) of the Securities and Exchange Commission’s Regulation S X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Index:  The index specified in the related Mortgage Note for calculation of the Mortgage Rate thereof.

Initial LIBOR Rate:  2.530%.

Initial Optional Purchase Date:  The first Distribution Date following the date on which the Pool Balance is less than 10.00% of the Cut-off Date Balance.

Insurance Fee Rate:  With respect to each Mortgage Loan insured under the Bulk PMI Policy or any LPMI Policy, the per annum rate specified in the Mortgage Loan Schedule under the field “Insurance Fee Rate,” plus any taxes due and payable with respect to any such insured Mortgage Loan that is located in the states of Kentucky and West Virginia.

Insurance Policy:  Any Primary Mortgage Insurance Policy, any standard hazard insurance policy, flood insurance policy, earthquake insurance policy or title insurance policy relating to the Mortgage Loans or the Mortgaged Properties, to be in effect as of the Closing Date or thereafter during the term of this Agreement.

Insurance Proceeds:  Amounts paid by the insurer under any Insurance Policy, other than amounts (i) to cover expenses incurred by or on behalf of the Servicer or Master Servicer in connection with procuring such proceeds, (ii) to be applied to restoration or repair of the related Mortgaged Property or (iii) required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note.

Interest Remittance Amount:  With respect to any Distribution Date, (a) the sum of (1) all interest collected (other than Payaheads and Prepayment Premiums) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period by the Servicer, the Master Servicer or the Trustee, minus (x) the Servicing Fee with respect to such Mortgage Loans and (y) previously unreimbursed Advances and unreimbursed Servicing Advances due to the Servicer, the Master Servicer, the Securities Administrator or the Trustee to the extent allocable to interest, (2) any amounts actually paid by the Servicer with respect to Prepayment Interest Shortfalls and any Compensating Interest Payments with respect to such Mortgage Loans and the related Prepayment Period, (3) the portion of any Purchase Price or Substitution Amount paid with respect to such Mortgage Loans during the related Prepayment Period allocable to interest and (4) all Net Liquidation Proceeds, Insurance Proceeds and any other recoveries collected with respect to such Mortgage Loans during the related Prepayment Period, to the extent allocable to interest, as reduced by, (b) any other costs, expenses or liabilities reimbursable to the Trustee, the Master Servicer, the Securities Administrator, the Custodian and the Servicer to the extent provided in this Agreement, the Servicing Agreement and the Custodial Agreement; provided, however, that in the case of the Trustee, such reimbursable amounts from the Interest Remittance Amount and the Principal Remittance Amount may not exceed $200,000 during any Anniversary Year.  In the event that the Trustee incurs reimbursable amounts in excess of $200,000, it may seek reimbursement for such amounts in subsequent Anniversary Years, but in no event shall more than $200,000 be reimbursed to the Trustee per Anniversary Year.  Notwithstanding the foregoing, costs and expenses incurred by the Trustee pursuant to Section 6.14(a) in connection with any transfer of servicing shall be excluded from the $200,000 per Anniversary Year limit on reimbursable amounts.

Intervening Assignments:  The original intervening assignments of the Mortgage, notices of transfer or equivalent instrument.

Latest Possible Maturity Date:  The Distribution Date occurring in February 2040.

LBH:  Lehman Brothers Holdings Inc., or any successor in interest.

LIBOR:  With respect to the first Accrual Period, the Initial LIBOR Rate.  With respect to each subsequent Accrual Period, a per annum rate determined on the LIBOR Determination Date in the following manner by the Securities Administrator on the basis of the “Interest Settlement Rate” set by the British Bankers’ Association (the “BBA”) for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such LIBOR Determination Date.

If on such a LIBOR Determination Date, the BBA’s Interest Settlement Rate does not appear on the Telerate Page 3750 as of 11:00 a.m. (London time), or if the Telerate Page 3750 is not available on such date, the Securities Administrator will obtain such rate from Reuters’ “page LIBOR 01” or Bloomberg’s page “BBAM.”  If such rate is not published for such LIBOR Determination Date, LIBOR for such date will be the most recently published Interest Settlement Rate.  In the event that the BBA no longer sets an Interest Settlement Rate, the Securities Administrator will designate an alternative index that has performed, or that the Securities Administrator expects to perform, in a manner substantially similar to the BBA’s Interest Settlement Rate.  The Securities Administrator will select a particular index as the alternative index only if it receives an Opinion of Counsel (a copy of which shall be furnished to the Trustee and any NIMS Insurer), which opinion shall be an expense reimbursed from the Certificate Account pursuant to Section 4.04, that the selection of such index will not cause any of the REMICs to lose their classification as REMICs for federal income tax purposes.

The establishment of LIBOR by the Securities Administrator and the Securities Administrator’s subsequent calculation of the Certificate Interest Rate applicable to the LIBOR Certificates, for the relevant Accrual Period, in the absence of manifest error, will be final and binding.

LIBOR Business Day:  Any day on which banks in London, England and The City of New York are open and conducting transactions in foreign currency and exchange.

LIBOR Certificate:  Any Class A1, Class A2, Class A3, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificate.

LIBOR Determination Date:  The second LIBOR Business Day immediately preceding the commencement of each Accrual Period for any LIBOR Certificate.

Liquidated Mortgage Loan:  Any defaulted Mortgage Loan as to which the Master Servicer or the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered.

Liquidation Expenses:  Expenses that are incurred by the Master Servicer or the Servicer in connection with the liquidation of any defaulted Mortgage Loan and are not recoverable under the related Primary Mortgage Insurance Policy, if any, including, without limitation, foreclosure and rehabilitation expenses, legal expenses and unreimbursed amounts, if any, expended pursuant to Sections 9.06, 9.16 or 9.22.

Liquidation Proceeds:  Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee’s sale, foreclosure sale, payment in full, discounted payoff or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan, including any amounts remaining in the related Escrow Account.

Lower Tier Interest:  As described in the Preliminary Statement.

LPMI Insurers:  MGIC, PMI Mortgage, Radian, RMIC and United Guaranty.

LPMI Policies:  Certain lender paid Primary Mortgage Insurance Policies issued by the LPMI Insurers, covering certain of the Mortgage Loans with original Loan-to-Value Ratios in excess of 80.00%.

M1 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M1 Certificates immediately prior to such Distribution Date exceeds (y) the M1 Target Amount.

M1 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 76.80% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M2 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amounts of the Senior Certificates and the Class M1 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M2 Certificates immediately prior to such Distribution Date exceeds (y) the M2 Target Amount.

M2 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 83.40% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the  Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M3 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1 and Class M2 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M3 Certificates immediately prior to such Distribution Date exceeds (y) the M3 Target Amount.

M3 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 85.50% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M4 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2 and Class M3 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M4 Certificates immediately prior to such Distribution Date exceeds (y) the M4 Target Amount.

M4 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 88.20% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the  Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M5 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3 and Class M4 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M5 Certificates immediately prior to such Distribution Date exceeds (y) the M5 Target Amount.

M5 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 90.10% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the  Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M6 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M6 Certificates immediately prior to such Distribution Date exceeds (y) the M6 Target Amount.

M6 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 91.80% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the  Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M7 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M7 Certificates immediately prior to such Distribution Date exceeds (y) the M7 Target Amount.

M7 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 93.40% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M8 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M8 Certificates immediately prior to such Distribution Date exceeds (y) the M8 Target Amount.

M8 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 94.40% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the  Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

M9 Principal Distribution Amount:  With respect to any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Amount of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates, in each case after giving effect to distributions on such Distribution Date and (ii) the Class Principal Amount of the Class M9 Certificates immediately prior to such Distribution Date exceeds (y) the M9 Target Amount.

M9 Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 96.40% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the  Pool Balance for such Distribution Date determined as of the last day of the related Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

Master Servicer:  Aurora Loan Services LLC, or any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Remittance Date:  With respect to each Distribution Date, three Business Days immediately preceding such Distribution Date.

Master Servicing Fee:  As to any Distribution Date, an amount equal to 1/12th the product of (a) the Master Servicing Fee Rate and (b) the outstanding principal balance of each Mortgage Loan.

Master Servicing Fee Rate:  0.00% per annum.

Material Defect:  As defined in Section 2.02(c) hereof.

Maximum Interest Rate:  With respect to any Distribution Date, an annual rate equal to the Net Funds Cap for such Distribution Date if the Net Funds Cap were computed by reference to the weighted average of the excess of the maximum lifetime Mortgage Rates specified in the related Mortgage Notes for the Mortgage Loans over the Servicing Fee Rate.

MERS:  Mortgage Electronic Registration Systems, Inc., a Delaware corporation, or any successor in interest thereto.

MERS Mortgage Loan:  Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as nominee for the holder from time to time of the Mortgage Note.

MGIC:  Mortgage Guaranty Insurance Corporation, or any successor in interest.

Monthly Excess Cashflow:  With respect to any Distribution Date, the sum of (1) the Monthly Excess Interest, (2) the Aggregate Overcollateralization Release Amount for such date and (3) any remaining Principal Distribution Amount after making distributions in Section 5.02(c) for such date.

Monthly Excess Interest:  With respect to any Distribution Date, the amount of any Interest Remittance Amount remaining after application pursuant to clauses (i) through (v) of Section 5.02(b) on such date.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument encumbering a fee simple interest in real property securing a Mortgage Note, together with improvements thereto.

Mortgage File:  The Custodial File including the documents listed in Section 2.01(b) pertaining to a particular Mortgage Loan required to be delivered to the Trustee or the Custodian pursuant to this Agreement and any related Retained Mortgage File which is delivered to the Custodian or the Trustee pursuant to Section 2.01(c) of this Agreement.

Mortgage Loan:  A Mortgage and the related notes or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 or Section 2.05, including without limitation each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Sale Agreement:  The mortgage loan sale and assignment agreement dated as of January 1, 2005, for the sale of the Mortgage Loans by the Seller to the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended from time to time to reflect the addition of Mortgage Loans to, or the deletion of Mortgage Loans from, the Trust Fund.  Such schedule shall set forth, among other things, the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the city, state and zip code of the Mortgaged Property; (iii) the original principal amount of the Mortgage Loan; (iv) the Mortgage Rate at origination; (v) the monthly payment of principal and interest at origination; (vi) where applicable, whether such Mortgage Loan is covered by the Bulk PMI Policy, a LPMI Policy and the applicable LPMI Insurer and the applicable Insurance Fee Rate; (vii) whether such Mortgage Loan is subject to a Prepayment Premium for voluntary prepayments by the Mortgagor, the term during which such Prepayment Premiums are imposed and the methods of calculation of the Prepayment Premium; and (viii) whether such Mortgage Loan is a Simple Interest Mortgage Loan.  The Depositor shall be responsible for providing the Trustee and the Master Servicer with all amendments to the Mortgage Loan Schedule.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgage Rate:  With respect to any Mortgage Loan, the per annum rate at which interest accrues on such Mortgage Loan, as determined under the related Mortgage Note as reduced by any Relief Act Reductions.

Mortgaged Property:  Either of (x) the fee simple interest in real property, together with improvements thereto including any exterior improvements to be completed within 120 days of disbursement of the related Mortgage Loan proceeds, or (y) in the case of a Cooperative Loan, the related Cooperative Shares and Proprietary Lease, securing the indebtedness of the Mortgagor under the related Mortgage Loan.

Mortgagor:  The obligor on a Mortgage Note.

Net Excess Spread:  With respect to any Distribution Date, (A) the fraction, expressed as a percentage, the numerator of which is equal to the product of (i) the amount, if any, by which (a) the Interest Remittance Amount for such Distribution Date (as reduced by the Credit Risk Manager’s Fee) exceeds (b) the Current Interest payable with respect to the Certificates for such date and (ii) twelve, and the denominator of which is the Pool Balance for such Distribution Date, multiplied by (B) a fraction, the numerator of which is thirty and the denominator of which is the greater of thirty and the actual number of days in the immediately preceding calendar month.

Net Funds Cap:  With respect to any Distribution Date and the Certificates, a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1)(i) the Optimal Interest Remittance Amount for such date minus (ii) the lesser of any Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty for such Distribution Date and the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Pool Balance as of the first day of the related Collection Period (not including for this purpose Mortgage Loans for which prepayments in full have been received and distributed in the month immediately preceding such Distribution Date), multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the Accrual Period related to such Distribution Date.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the related Liquidation Proceeds net of (i) unreimbursed expenses and (ii) any unreimbursed Advances, if any, received and retained in connection with the liquidation of such Mortgage Loan.

Net Mortgage Rate:  With respect to any Mortgage Loan, the Mortgage Rate thereof reduced by the Servicing Fee Rate for such Mortgage Loan.

Net Prepayment Interest Shortfall:  With respect to any Master Servicer Remittance Date, the excess, if any, of any Prepayment Interest Shortfalls with respect to the Mortgage Loans for such date over any amounts paid with respect to such shortfalls by the Servicer pursuant to the Servicing Agreement.

Net Simple Interest Excess:  With respect to any Distribution Date, the excess, if any, of (a) the amount of the payments received by the Servicer and the Master Servicer in the related Collection Period allocable to interest in respect of Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the Servicing Fees, over (b) 30 days’ interest at the weighted average (by principal balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Collection Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months.  For this purpose, the amount of interest received in respect of the Simple Interest Mortgage Loans in any month shall be deemed (a) to include any Advances of interest made by the Servicer, the Master Servicer or the Securities Administrator in such month in respect of such Simple Interest Mortgage Loans and (b) to be reduced by any amounts paid to the Servicer, the Master Servicer or the Securities Administrator in such month in reimbursement of Advances previously made by the Servicer, the Master Servicer or the Securities Administrator in respect of such Simple Interest Mortgage Loans.

Net Simple Interest Shortfall:  With respect to any Distribution Date, the excess, if any, of (a) 30 days’ interest at the weighted average (by principal balance) of the Net Mortgage Rates of the Simple Interest Mortgage Loans as of the first day of the related Collection Period, as determined by the Servicer, on the aggregate principal balance of such Simple Interest Mortgage Loans for such Distribution Date, carried to six decimal places, rounded down, and calculated on the basis of a 360-day year consisting of twelve 30-day months, over (b) the amount of the payments received by the Servicer or the Master Servicer in the related Collection Period allocable to interest in respect of such Simple Interest Mortgage Loans, calculated in accordance with the Simple Interest Method, net of the Servicing Fees.

Net Swap Payment:  With respect to each Distribution Date, the net payment required to be made pursuant to the terms of the Swap Agreement, which net payment shall not take into account any Swap Termination Payment.

NIM Redemption Amount:  As defined in Section 7.01(b).

NIM Securities:  Any net interest margin securities issued by a trust or other special purpose entity, the principal assets of such trust including the Class P and Class X Certificates and the payments received thereon, which principal assets back such securities.

NIMS Agreement:  Any agreement pursuant to which the NIM Securities are issued.

NIMS Insurer:  One or more insurers issuing financial guaranty insurance policies in connection with the issuance of NIM Securities.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-MERS Mortgage Loan:  Any Mortgage Loan other than a MERS Mortgage Loan.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  Not applicable.

Notional Certificate:  Not applicable.

Offered Certificates:  Any of the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates.

Offering Document:  Each of the Prospectus and the Private Placement Memorandum.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of a Person, and in each case delivered to the Trustee.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and which may be in house or outside counsel to the Depositor, the Master Servicer or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or the taxation, or the federal income tax status, of each REMIC.

Optimal Interest Remittance Amount:  With respect to each Distribution Date, an amount equal to the product of (a) the quotient of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans as of the first day of the related Collection Period (not including for this purpose Mortgage Loans for which prepayments in full have been received and distributed in the month prior to that Distribution Date), and (ii) 12 and (b) the Pool Balance as of the first day of the related Collection Period (not including for this purpose Mortgage Loans for which prepayments in full have been received and distributed in the month prior to that Distribution Date).

Original Loan-to-Value Ratio:  With respect to any Mortgage Loan, the ratio of the principal balance of such Mortgage Loan at origination, or such other date as is specified, to the Original Value of the related Mortgaged Property.

Original Value:  The lesser of (a) the Appraised Value of a Mortgaged Property at the time the related Mortgage Loan was originated and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price paid for the Mortgaged Property by the Mortgagor at the time the related Mortgage Loan was originated.

Overcollateralization Amount:  With respect to any Distribution Date, the amount, if any, by which (x) the Pool Balance for such Distribution Date exceeds (y) the aggregate Class Principal Amount of the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates after giving effect to distributions on such Distribution Date.

Overcollateralization Deficiency:  With respect to any Distribution Date, the amount, if any, by which (x) the Targeted Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the Certificate Principal Amounts of the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates resulting from the distribution of the Principal Distribution Amount on such Distribution Date, but prior to allocation of any Applied Loss Amount on such Distribution Date.

Payahead:  With respect to any Mortgage Loan and any Due Date therefor, any Scheduled Payment received by the Servicer during any Collection Period in addition to the Scheduled Payment due on such Due Date, intended by the related Mortgagor to be applied on a subsequent Due Date or Due Dates.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Offered Certificate or any Class M9, Class B1 and Class B2 Certificate, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to the Class X, Class P and Class R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise be equal to 100%.

Person:  Any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include such plan’s or arrangement’s assets by reason of their investment in the entity.

Plan Asset Regulations:  The Department of Labor regulations set forth in 29 C.F.R. 2510.3 101.

PMI Insurance Premium:  With respect to each Distribution Date and each Mortgage Loan covered by any Bulk PMI Policy, any LPMI Policy or other lender-paid Primary Mortgage Insurance Policy, the product of (a) one-twelfth of the Insurance Fee Rate and (b) the Scheduled Principal Balance of such Mortgage Loan as of the first day of the related Collection Period.

PMI Mortgage:  PMI Mortgage Insurance Co. or any successor in interest thereto.

Pool Balance:  As of any date of determination, the aggregate of the Scheduled Principal Balances of all Mortgage Loans.

Prepayment Interest Shortfall:  With respect to any full or partial Principal Prepayment of a Mortgage Loan, the excess, if any, of (i) one full month’s interest at the applicable Mortgage Rate (as reduced by the Servicing Fee, as applicable, in the case of Principal Prepayments in full) on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment over (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment.

Prepayment Period:  With respect to any Distribution Date and any Principal Prepayment, whether in part or in full (including any Principal Prepayment due to liquidation of a Mortgage Loan), the calendar month immediately preceding the month in which such Distribution Date occurs.

Prepayment Premiums:  Any prepayment fees and penalties to be paid by the Mortgagor on a Mortgage Loan.

Primary Mortgage Insurance Policy:  Any mortgage guaranty insurance, if any, on an individual Mortgage Loan, including the LPMI Policies, as evidenced by a policy or certificate, whether such policy is obtained by the originator, the lender, the borrower or the Seller on behalf of the Trust Fund.

Prime Rate:  The prime rate of the United States money center commercial banks as published in The Wall Street Journal, Northeast Edition.

Principal Distribution Amount:  With respect to any Distribution Date, an amount equal to the Principal Remittance Amount for such date minus the Aggregate Overcollateralization Release Amount, if any, for such Distribution Date.

Principal Prepayment:  Any Mortgagor payment of principal (other than a Balloon Payment) or other recovery of principal on a Mortgage Loan that is recognized as having been received or recovered in advance of its scheduled Due Date and applied to reduce the principal balance of the Mortgage Loan in accordance with the terms of the Mortgage Note or the Servicing Agreement.

Principal Remittance Amount:  With respect to any Distribution Date, (a) the sum of (i) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period whether by the Servicer, the Master Servicer or the Securities Administrator (less unreimbursed Advances due to the Master Servicer, the Servicer or the Securities Administrator with respect to the Mortgage Loans, to the extent allocable to principal), (ii) all Principal Prepayments in full or in part received during the related Prepayment Period on the Mortgage Loans, (iii) the outstanding principal balance of each Mortgage Loan that was purchased from the Trust Fund during the related Prepayment Period, (iv) the portion of any Substitution Amount paid with respect to any Deleted Mortgage Loan during the related Prepayment Period allocable to principal and (v) all Net Liquidation Proceeds, Insurance Proceeds, any Subsequent Recovery and other recoveries collected with respect to the Mortgage Loans during the related Prepayment Period, to the extent allocable to principal, as reduced by (b) to the extent not reimbursed from the Interest Remittance Amount, any other costs, expenses or liabilities reimbursable to the Trustee, the Master Servicer, the Securities Administrator, the Custodian and the Servicer to the extent provided in this Agreement, the Servicing Agreement and the Custodial Agreement and to the extent the Interest Remittance Amount is less than amounts reimbursable to the Trustee pursuant to Section 4.04(b)(i), any amounts reimbursable during the related Anniversary Year to the Trustee therefrom and not reimbursed from the Interest Remittance Amount, or otherwise; provided, however, that such reimbursable amounts from the Interest Remittance Amount and the Principal Remittance Amount may not exceed $200,000 in the aggregate during any Anniversary Year.  In the event that the Trustee incurs reimbursable amounts in excess of $200,000, it may seek reimbursement for such amounts in subsequent Anniversary Years, but in no event shall more than $200,000 be reimbursed to the Trustee per Anniversary Year.  Notwithstanding the foregoing, costs and expenses incurred by the Trustee pursuant to Section 6.14(a) in connection with any transfer of servicing shall be excluded from the $200,000 per Anniversary Year limit on reimbursable amounts.

Private Placement Memorandum:  The confidential Private Placement Memorandum relating to the Class M9, Class B1 and Class B2 Certificates.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated January 25, 2005, together with the accompanying prospectus dated January 25, 2005, relating to the Offered Certificates.

Purchase Price:  With respect to the purchase of a Mortgage Loan or related REO Property pursuant to this Agreement, an amount equal to the sum of (a) 100% of the unpaid principal balance of such Mortgage Loan; (b) accrued interest thereon at the applicable Mortgage Rate, from the date as to which interest was last paid to (but not including) the Due Date in the Collection Period immediately preceding the related Distribution Date; (c) the amount of any costs and damages incurred by the Trust Fund as a result of any violation of any applicable federal, state or local predatory- or abusive-lending law arising from or in connection with the origination of such Mortgage Loan; (d) any unreimbursed Servicing Advances with respect to such Mortgage Loan; (e) the fair market value of any other property being purchased; and (f) any Swap Termination Payment payable to the Swap Counterparty.  The Master Servicer, the Servicer, the Custodian (or the Trustee or the Securities Administrator, if applicable) shall be reimbursed from the Purchase Price for any Mortgage Loan or related REO Property for any Advances made or other amounts advanced with respect to such Mortgage Loan that are reimbursable to the Master Servicer or the Servicer under this Agreement or the Servicing Agreement (or to the Trustee or the Securities Administrator, if applicable), together with any accrued and unpaid compensation due to the Master Servicer, the Securities Administrator, the Servicer, the Custodian or the Trustee hereunder or thereunder.

QIB:  As defined in Section 3.03(c).

Qualified GIC:  A guaranteed investment contract or surety bond providing for the investment of funds in the Collection Account, the Securities Administration Account or the Certificate Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

(i)

be an obligation of an insurance company or other corporation whose long term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

(ii)

provide that the Trustee may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

(iii)

provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Certificates or the NIM Securities, the Trustee shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

(iv)

provide that the Trustee’s interest therein shall be transferable to any successor trustee hereunder; and

(v)

provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Collection Account, the Securities Administration Account or the Certificate Account, as the case may be, not later than the Business Day prior to any Distribution Date.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the related Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided and whose claims paying ability is rated by each Rating Agency in its highest rating category or whose selection as an insurer will not adversely affect the rating of the Certificates.

Qualifying Substitute Mortgage Loan:  In the case of a Mortgage Loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement, a Mortgage Loan that, on the date of such substitution, (i) has an outstanding Scheduled Principal Balance (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate Scheduled Principal Balance), after application of all Scheduled Payments due during or prior to the month of substitution, not in excess of, and not more than 5% less than, the outstanding Scheduled Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) has a Mortgage Rate not less than the Mortgage Rate on the Deleted Mortgage Loan, (iii) if applicable, has a maximum Mortgage Rate not less than the maximum Mortgage Rate on the Deleted Mortgage Loan, (iv) has a minimum Mortgage Rate not less than the minimum Mortgage Rate of the Deleted Mortgage Loan, (v) has a gross margin equal to or greater than the gross margin of the Deleted Mortgage Loan, (vi) is not a Cooperative Loan unless the related Deleted Mortgage Loan was a Cooperative Loan, (vii) has a next adjustment date not later than the next adjustment date on the Deleted Mortgage Loan, (viii) has the same Due Date as the Deleted Mortgage Loan, (ix) has a remaining stated term to maturity not longer than 18 months and not more than 18 months shorter than the remaining stated term to maturity of the related Deleted Mortgage Loan, (x) is current as of the date of substitution, (xi) has a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (xii) has been underwritten by the Transferor in accordance with the same underwriting criteria and guidelines as the Deleted Mortgage Loan, (xiii) has a risk grading determined by the Seller at least equal to the risk grading assigned on the Deleted Mortgage Loan, (xiv) is secured by the same property type as the Deleted Mortgage Loan, (xv) conforms to each representation and warranty applicable to the Deleted Mortgage Loan made in the related Mortgage Loan Sale and Assignment Agreement, (xvi) has the same or higher lien position as the Deleted Mortgage Loan, (xvii) is covered by a PMI Policy if the Deleted Mortgage Loan was so covered and (xviii) contains provisions covering the payment of Prepayment Premium by the Mortgagor for early prepayment of the Mortgage Loan at least as favorable as the Deleted Mortgage Loan.  In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate Scheduled Principal Balances, the Mortgage Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Rates, the risk gradings described in clause (xiii) hereof shall be satisfied as to each such mortgage loan, the terms described in clause (ix) hereof shall be determined on the basis of weighted average remaining term to maturity, the Loan-to-Value Ratios described in clause (xi) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (xv) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

Radian:  Radian Guaranty Inc. or any successor in interest thereto.

Rating Agency:  Each of Fitch, Moody’s and S&P.

Realized Loss:  With respect to each Liquidated Mortgage Loan, an amount equal to (i) the unpaid principal balance of such Mortgage Loan as of the date of liquidation, minus (ii) Liquidation Proceeds received, to the extent allocable to principal, net of amounts that are reimbursable therefrom to the Master Servicer or the Servicer with respect to such Mortgage Loan (other than Advances of principal) including expenses of liquidation.  In determining whether a Realized Loss is a Realized Loss of principal, Liquidation Proceeds shall be allocated, first, to payment of expenses related to such Liquidated Mortgage Loan, then to accrued unpaid interest and finally to reduce the principal balance of the Mortgage Loan.

Recognition Agreement:  With respect to any Cooperative Loan, an agreement between the related Cooperative Corporation and the originator of such Mortgage Loan to establish the rights of such originator in the related Cooperative Property.

Record Date:  With respect to any Class of Book-Entry Certificates and any Distribution Date, the close of business on the Business Day immediately preceding such Distribution Date.  With respect to any Class of Definitive Certificates and any Distribution Date, the last Business Day of the month immediately preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date).

Regulation S:  Regulation S promulgated under the Act or any successor provision thereto, in each case as the same may be amended from time to time; and all references to any rule, section or subsection of, or definition or term contained in, Regulation S means such rule, section, subsection, definition or term, as the case may be, or any successor thereto, in each case as the same may be amended from time to time.

Regulation S Global Security:  The meaning specified in Section 3.01(c).

Relief Act Reduction:  With respect to any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon as a result of application of the Civil Relief Act, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than interest accrued thereon for the applicable one-month period at the Mortgage Rate without giving effect to such reduction.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC pursuant to the Preliminary Statement.

REMIC 1:  As described in the Preliminary Statement.

REMIC 2:  As described in the Preliminary Statement.

REMIC 3:  As described in the Preliminary Statement.

REMIC 4:  As described in the Preliminary Statement.

REMIC Maximum Rate:  As described in the Preliminary Statement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Replacement Receipts:  As defined in Section 5.09.

Replacement Receipts Account:  As defined in Section 5.09.

Required Reserve Fund Amount:  With respect to any Distribution Date on which the Net Excess Spread is less than 0.25%, the amount, if any by which (a) the product of 1.00% and the  Pool Balance for such date exceeds (b) the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date.  With respect to any Distribution Date on which the Net Excess Spread is equal to or greater than 0.25%, the amount, if any, by which (i) $1,000 exceeds the amount on deposit in the Basis Risk Reserve Fund immediately prior to such date; provided, however, that on any Distribution Date on which the Class Principal Amount of each Class of Offered Certificates and the Class M9, Class B1 and Class B2 Certificates has been reduced to zero, the Required Reserve Fund Amount shall be zero.

Residual Certificate:  The Class R Certificate.

Responsible Officer:  When used with respect to the Trustee, any vice president, assistant vice president, the secretary, any assistant secretary, or any officer, working in its Corporate Trust Office and having responsibility for the administration of this Agreement, and any other officer to whom a matter arising under this Agreement may be referred.

Restricted Certificate:  Any Class M9, Class B1, Class B2, Class P, Class X or Class R Certificate.

Restricted Global Security:  As defined in Section 3.01(c).

Retained Mortgage File:  Any file of mortgage loan documents maintained by the Servicer, pursuant to Section 2.01 of the Servicing Agreement, prior to any Document Transfer Event.

RMIC:  Republic Mortgage Insurance Corp. or any successor in interest thereto.

Rolling Three Month Delinquency Rate:  With respect to any Distribution Date, the fraction, expressed as a percentage, equal to the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates, respectively) immediately preceding calendar months.

Rules:  As defined in Section 6.20(c).

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., or any successor in interest.

Scheduled Payment:  Each scheduled payment of principal and interest (or of interest only, if applicable) to be paid by the Mortgagor on a Mortgage Loan, as reduced (except where otherwise specified herein) by the amount of any related Debt Service Reduction (excluding all amounts of principal and interest that were due on or before the Cut off Date, whenever received) and, in the case of an REO Property, an amount equivalent to the Scheduled Payment that would have been due on the related Mortgage Loan if such Mortgage Loan had remained in existence.

Scheduled Principal Balance:  With respect to (i) any Mortgage Loan (other than a Simple Interest Mortgage Loan) as of any Distribution Date, the principal balance of such Mortgage Loan at the close of business on the Cut off Date after giving effect to principal payments due on or before the Cut-off Date , whether or not received, less an amount equal to principal payments due after the Cut off Date, and on or before the Due Date in the related Collection Period, whether or not received from the Mortgagor or advanced by the Servicer or the Master Servicer, and all amounts allocable to unscheduled principal payments (including Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation proceeds, in each case to the extent identified and applied prior to or during the related Prepayment Period) and (ii) any REO Property as of any Distribution Date, the Scheduled Principal Balance of the related Mortgage Loan on the Due Date immediately preceding the date of acquisition of such REO Property by or on behalf of the Trustee (reduced by any amount applied as a reduction of principal on the Mortgage Loan). With respect to any Mortgage Loan and the Cut-off Date, as specified in the Mortgage Loan Schedule.  The Scheduled Principal Balance of any Liquidated Mortgage Loan shall be zero.  In the case of a Simple Interest Mortgage Loan, references herein to such Mortgage Loan’s Scheduled Principal Balance shall mean its actual unpaid principal balance.  The actual unpaid principal balance of a Simple Interest Mortgage Loan with respect to any Distribution Date shall be determined by subtracting from such Mortgage Loan’s unpaid principal balance as of the end of the preceding Collection Period the amount of the borrower’s fixed monthly payment for the related Collection Period that is not allocated to the payment of interest applying the Simple Interest Method.

Securities Administration Account:  A separate account established pursuant to Section 4.05.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.

Security Agreement:  With respect to any Cooperative Loan, the agreement between the owner of the related Cooperative Shares and the originator of the related Mortgage Note that defines the terms of the security interest in such Cooperative Shares and the related Proprietary Lease.

Seller:  Lehman Brothers Holdings Inc., or any successor in interest.

Senior Certificate:  Any Class A1, Class A2 and Class A3 Certificates.

Senior Enhancement Percentage:  With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Amount of the Subordinate Certificates and the Overcollateralization Amount (which amount, for purposes of this definition only, shall not be less than zero and assuming for purposes of this definition that the Principal Distribution Amount has been distributed on such Distribution Date and no Trigger Event has occurred) and the denominator of which is the Pool Balance for such Distribution Date, in each case after giving effect to distributions on such Distribution Date.

Senior Principal Distribution Amount:  With respect to any Distribution Date (a) prior to the Stepdown Date or if a Trigger Event is in effect with respect to such Distribution Date, an amount equal to 100% of the Principal Distribution Amount and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect with respect to such Distribution Date, the lesser of (x) the Principal Distribution Amount and (y) the amount, if any by which (A) the aggregate Class Principal Amount of the Senior Certificates immediately prior to such Distribution Date exceeds (B) the Senior Target Amount.

Senior Target Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the product of (i) 67.30% and (ii) the Pool Balance for such Distribution Date determined as of the last day of the related Collection Period and (b) the amount, if any, by which (i) the Pool Balance for such Distribution Date determined as of the last day of the Collection Period exceeds (ii) the Targeted Overcollateralization Amount for such Distribution Date.

Servicer Remittance Date:  The day in each calendar month on which the Servicer is required to remit payments to the Collection Account, as specified in the Servicing Agreement, which is the 18th day of each calendar month (or, if such 18th day is not a Business Day, the next succeeding Business Day).

Servicer:  Wells Fargo Bank, N.A., or any of its successors in interest.

Servicing Advances:  All customary, reasonable and necessary “out of pocket” costs and expenses other than Advances (including reasonable attorneys’ fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, inspection, restoration and protection of the Mortgaged Property, (b) any enforcement or administrative or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and Bulk PMI Policy premiums and fire and hazard insurance coverage and (e) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property.

Servicing Agreement:  The Reconstituted Servicing Agreement, dated as of January 1, 2005, among the Seller, the Master Servicer and the Servicer, and any other servicing agreement entered into between a successor servicer and the Seller pursuant to the terms of this Agreement.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan as of the first day of the related Collection Period.

Servicing Fee Rate:  With respect to each Mortgage Loan, 0.50% per annum.

Simple Interest Method:  With respect to a Simple Interest Mortgage Loan, the method of allocating a payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the applicable rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made and divided by either 360 or 365, as specified in the related Mortgage Note and the remainder of such payment is allocated to principal.

Simple Interest Mortgage Loan:  Any Mortgage Loan specified as a “DSI Loan” in the Mortgage Loan Schedule attached hereto as Schedule A.  As of the Closing Date, there are no Simple Interest Mortgage Loans included in the Trust Fund.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stepdown Date:  The later to occur of (x) the Distribution Date in February 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans during the related Collection Period but before giving effect to distributions on the Certificates on such Distribution Date) is greater than or equal to 32.70%.

Subordinate Certificate:  Any Class M or Class B Certificate.

Subordinate Priority:  As defined in Section 5.02(b)(iii).

Subordinate Senior Certificate:  Not applicable.

Subordinate Senior Distribution Amount:  Not applicable.

Subordinate Senior Target Amount:  Not applicable.

Subsequent Recovery:  Any amount recovered by the Servicer or the Master Servicer with respect to a Liquidated Mortgage Loan with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan.

Substitution Amount:  The amount, if any, by which the Scheduled Principal Balance of a Deleted Mortgage Loan exceeds the Scheduled Principal Balance of the related Qualifying Substitute Mortgage Loan, or aggregate Scheduled Principal Balance, if applicable, plus unpaid interest thereon, any related unpaid Advances or Servicing Advances or unpaid Servicing Fees and the amount of any costs and damages incurred by the Trust Fund associated with a violation of any applicable federal, state or local predatory or abusive lending law in connection with the origination of such Deleted Mortgage Loan.

Supplemental Interest Trust:  The corpus of a trust created pursuant to Section 5.07 of this Agreement and designated as the “Supplemental Interest Trust,” consisting of the Swap Agreement, the right to receive the Class X Distributable Amount as provided in Section 5.02(d)(vi), the Class LT4-I interest in REMIC 4 and the right to receive Class I Shortfalls.

Supplemental Interest Trust Amount:  The sum of any Net Swap Payment and any Swap Termination Payment deposited in the Supplemental Interest Trust.

Swap Agreement:  The interest rate swap agreement entered into by the Supplemental Interest Trust, which agreement provides for a Net Swap Payment to be paid pursuant to the conditions provided therein, together with any schedules, confirmations or other agreements relating thereto, attached hereto as Exhibit P.

Swap Counterparty:  The counterparty to the Supplemental Interest Trust either (a) entitled to receive payments from the Supplemental Interest Trust or (b) required to make payments to the Supplemental Interest Trust, in either case pursuant to the terms of the Swap Agreement, and any successor in interest or assign.  Initially, the Swap Counterparty shall be Lehman Brothers Special Financing Inc.

Swap Counterparty Trigger Event:  A Swap Counterparty Trigger Event shall have occurred if any of a Swap Default with respect to which the Swap Counterparty is a Defaulting Party, a Termination Event with respect to which the Swap Counterparty is the sole Affected Party or an Additional Termination Event with respect to which the Swap Counterparty is the sole Affected Party has occurred.

Swap Default:  Any of the circumstances constituting an “Event of Default” under the Swap Agreement.

Swap LIBOR:  With respect to any Distribution Date (and the related Accrual Period), the product of (i) LIBOR as defined in the Swap Agreement, (ii) two, and (iii) the quotient of (a) the actual number of days in the accrual period for the LIBOR Certificates divided by (b) 30.

Swap Termination Payment:  Upon the designation of an “Early Termination Date” as defined in the Swap Agreement, the payment to be made by the Supplemental Interest Trust to the Swap Counterparty, or by the Swap Counterparty to the Supplemental Interest Trust, as applicable, pursuant to the terms of the Swap Agreement.

Target Amount:  With respect to any Distribution Date, an amount equal to the Pool Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such Distribution Date.

Targeted Overcollateralization Amount:  With respect to any Distribution Date, $4,705,021.88.

Tax Matters Person:  The “tax matters person” as specified in the REMIC Provisions.

Telerate Page 3750:  The display currently so designated as “Page 3750” on the Moneyline Telerate Service (or such other page selected by the Securities Administrator as may replace Page 3750 on that service for the purpose of displaying daily comparable rates on prices).

Termination Event:  As defined in the Swap Agreement.

Termination Price:  As defined in Section 7.01.

Termination Receipts:  As defined in Section 5.09.

Termination Receipts Account:  As defined in Section 5.09.

Title Insurance Policy:  A title insurance policy maintained with respect to a Mortgage Loan.

Total Distribution Amount:  With respect to any Distribution Date, the sum of (i) the Interest Remittance Amount for such date, (ii) the Principal Remittance Amount for such date and (iii) all Prepayment Premiums collected during the related Prepayment Period.

Transfer Agreement:  The Seller’s Warranties and Servicing Agreement between Lehman Brothers Bank FSB, as purchaser, and the Transferor, as seller, dated January 1, 2005.

Transferor:  Wells Fargo Bank, N.A. and its successors in interest.

Trigger Event:  A Trigger Event shall have occurred with respect to any Distribution Date if either a Delinquency Event or a Cumulative Loss Trigger Event is in effect for such Distribution Date.

Trust Fund:  The corpus of the trust created pursuant to this Agreement, consisting of the Mortgage Loans, the assignment of the Depositor’s rights under the Transfer Agreement, the Mortgage Loan Sale Agreement and the Servicing Agreement, such amounts as shall from time to time be held in the Collection Account, Certificate Account, any Custodial Account and any Escrow Account, the Termination Receipts Account, the Replacement Receipts Account, the Basis Risk Reserve Fund, the Insurance Policies, any REO Property and the other items referred to in, and conveyed to the Trustee under, Section 2.01(a).

Trustee:  LaSalle Bank National Association, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee shall be appointed as herein provided, then such successor in interest or successor trustee, as the case may be.

Trustee Fee:  A fixed annual fee of $3,750, which is paid first, from income and earnings on the amounts on deposit in the Certificate Account as provided in Section 4.04 and second, from income and earnings on the amounts on deposit in the Securities Administration Account as provided in Section 4.05 (and if not so paid, will be payable by the Trust Fund pursuant to Section 6.12).

UCC or Uniform Commercial Code:  The Uniform Commercial Code as in effect in any applicable jurisdiction from time to time.

Underwriter:  Lehman Brothers Inc.

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

United Guaranty:  United Guaranty Residential Insurance Company or any successor in interest thereto.

Unpaid Basis Risk Shortfall:  With respect to any Distribution Date and any LIBOR Certificate, the aggregate of all Basis Risk Shortfalls with respect to such Certificate remaining unpaid from previous Distribution Dates, plus interest accrued thereon at the applicable Certificate Interest Rate (calculated without giving effect to the Net Funds Cap) but limited to a rate no greater than the Maximum Interest Rate.

Upper Tier REMIC:  REMIC 4.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 98.00% of all Voting Interests shall be allocated to the Offered Certificates and the Class M9, Class B1, Class B2 and Class R Certificates.  Voting Interests shall be allocated among such Certificates (other than the Class R Certificates) based on the product of (i) 98.00% and (ii) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Amount of all Certificates then outstanding and the denominator of which is the Pool Balance then outstanding.  The remainder of the Voting Interests not otherwise allocated below shall be allocated to the Class R Certificates.  At all times during the term of this Agreement, 1% of all Voting Interests shall be allocated to each of the Class P and Class X Certificates while they remain outstanding.  Voting Interests shall be allocated among the other Classes of Certificates (and among the Certificates within each such Class) in proportion to their Class Principal Amounts (or Certificate Principal Amounts) or Percentage Interests.

Section 1.02

Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer, the Servicer or the Credit Risk Manager.

Section 1.03

Calculations Respecting Accrued Interest.

Accrued interest, if any, on any LIBOR Certificate shall be calculated based upon a 360 day year and the actual number of days in each Accrual Period.

ARTICLE II

DECLARATION OF TRUST;

ISSUANCE OF CERTIFICATES

Section 2.01

Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

(a)

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02, 2.04, 2.05 and 2.06, in trust, all the right, title and interest of the Depositor in and to the Mortgage Loans.  Such conveyance includes, without limitation, the right to all payments of principal and interest received on or with respect to the Mortgage Loans on and after the Cut off Date (other than payments of principal and interest due on or before such date), and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date together with all of the Depositor’s right, title and interest in and to the Collection Account and all amounts from time to time credited to and the proceeds of the Collection Account, the Certificate Account and all amounts from time to time credited to and the proceeds of the Certificate Account, the Securities Administration Account and all amounts from time to time credited to and the proceeds of the Securities Administration Account (exclusive of investment earnings thereon), any Custodial Accounts and all amounts from time to time credited to and the proceeds of the Custodial Accounts, any Escrow Account established pursuant to Section 9.06 and any Basis Risk Reserve Fund established pursuant to Section 5.06 and all amounts from time to time credited to and the proceeds of each such account, any REO Property and the proceeds thereof, the Depositor’s rights under any Insurance Policies related to the Mortgage Loans, the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties and any Additional Collateral, and any proceeds of the foregoing, to have and to hold, in trust; and the Trustee declares that, subject to the review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, Certificates in the authorized denominations evidencing the entire ownership of the Trust Fund.

Concurrently with the execution of this Agreement, the Swap Agreement shall be delivered to the Trustee.  In connection therewith, the Depositor hereby directs the Trustee (solely in its capacity as such) to execute and deliver the Swap Agreement on behalf of the Supplemental Interest Trust and for the benefit of the Certificateholders.  The Seller, the Master Servicer, the Securities Administrator, the Depositor, the Servicer and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Swap Agreement solely in its capacity as Trustee of the Supplemental Interest Trust and the Trust Fund and not in its individual capacity.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby assign to the Trustee all of its rights and interest under the Mortgage Loan Sale Agreement, including all rights of the Seller under the Servicing Agreement and the Transfer Agreement, but only to the extent assigned under the Mortgage Loan Sale Agreement.  The Trustee hereby accepts such assignment, and shall be entitled to exercise all the rights of the Depositor under the Mortgage Loan Sale Agreement as if, for such purpose, it were the Depositor.

It is agreed and understood by the Depositor and the Trustee (and the Depositor has so represented and recognized in the Mortgage Loan Sale Agreement) that it is not intended that any Mortgage Loan to be included in the Trust Fund be (i) a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003, (ii) a “High-Cost Home Loan” as defined in the New Mexico Home Loan Protection Act effective January 1, 2004, (iii) a “High-Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act effective November 7, 2004 and (iv) a “High Cost Home Loan” as defined in the Indiana Home Loan Practices Act effective January 1, 2005.

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans.  The Depositor hereby directs the Trustee, solely in its capacity as Trustee hereunder, to execute and deliver, concurrently with the execution and delivery of this Agreement, the Swap Agreement.  The Trustee shall have no duty or responsibility to enter into any other interest rate swap agreement upon the expiration or termination of the Swap Agreement.

(b)

In connection with such transfer and assignment, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Trustee, and/or the Custodian acting on the Trustee’s behalf, the following documents or instruments with respect to each Mortgage Loan (each a “Custodial File”) so transferred and assigned:

(i)

with respect to each Mortgage Loan, the original Mortgage Note endorsed without recourse in proper form to the order of the Trustee, or in blank (in each case, with all necessary intervening endorsements, as applicable) or with respect to any lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii)

the original of any guarantee executed in connection with the Mortgage Note, assigned to the Trustee;

(iii)

the original of each assumption, modification or substitution agreement, if any, relating to the Mortgage Loans, or, as to any assumption, modification or substitution agreement which cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such assumption, modification or substitution agreement has been delivered for recordation, a photocopy of such assumption, modification or substitution agreement, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such assumption, modification or substitution agreement delivered to the Custodian is a true copy and that the original of such agreement has been forwarded to the public recording office; and

(iv)

with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan, an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned either (A) in blank, without recourse or (B) to “LaSalle Bank National Association, as Trustee of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF1,” without recourse.

The parties hereto acknowledge and agree that the form of endorsement attached hereto as Exhibit B-4 is intended to effect the transfer to the Trustee, for the benefit of the Certificateholders, of the Mortgage Notes.

(c)

Pursuant to the Servicing Agreement, the Servicer will hold the Retained Mortgage Files in trust for the benefit of the Trustee.  The possession of each Retained Mortgage File held by the Servicer is in a custodial capacity only.  Within 60 days of the occurrence of a Document Transfer Event, the Servicer shall, pursuant to Section 2.01 of the Servicing Agreement, deliver or cause to be delivered to and deposited with the Trustee or to the corporate trust services division of the Custodian the Retained Mortgage Files consisting of the following additional items, as applicable:

(i)

with respect to any Mortgage Loan other than a Cooperative Loan, the original recorded Mortgage with evidence of recording thereon, and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, certified by an Officer’s Certificate of the Depositor to be a true and complete copy of the original submitted for recording, together with a written Opinion of Counsel for the Depositor acceptable to the Trustee that an original recorded Mortgage is not required to enforce the Trustee’s interest in the Mortgage Loan;

(ii)

if applicable, such original intervening assignments of Mortgage, notices of transfer or equivalent instruments (each, an “Intervening Assignment”), as may be necessary to show a complete chain of assignment from the originator or, in the case of an Intervening Assignment that has been lost, a written Opinion of Counsel acceptable to the Trustee that such original Intervening Assignment is not required to enforce the Trustee’s interest in the Mortgage Loan;

(iii)

with respect to any Mortgage Loan other than a Cooperative Loan, the original or a certified copy of lender’s title insurance policy (or, in lieu thereof, a commitment to issue such title insurance policy, with an original or certified copy of such title insurance policy to follow as soon after the Closing Date as reasonably practicable);

(iv)

the original LPMI Policy or certificate or, an electronic certification evidencing the existence of the LPMI Policy or certificate, if private mortgage guaranty insurance is required;

(v)

the original of any security agreement or equivalent instrument executed in connection with the Mortgage or as to any security agreement or equivalent instrument that cannot be delivered on or prior to the Closing Date because of a delay caused by the public recording office where such document has been delivered for recordation, a photocopy of such document, pending delivery of the original thereof, together with an Officer’s Certificate of the Depositor certifying that the copy of such security agreement, chattel mortgage or their equivalent delivered to the Custodian is a true copy and that the original of such document has been forwarded to the public recording office; and

(vi)

with respect to any Cooperative Loan, the Cooperative Loan Documents.

(d)

(i)  Assignments of Mortgage with respect to each Non-MERS Mortgage Loan other than a Cooperative Loan shall be recorded; provided, however, that such Assignments need not be recorded if, on or prior to the Closing Date, the Depositor delivers, at its own expense, an Opinion of Counsel addressed to the Trustee (which must be Independent counsel) acceptable to the Trustee and the Rating Agencies, to the effect that recording in such states is not required to protect the Trustee’s interest in the related Non-MERS Mortgage Loans; provided, further, that notwithstanding the delivery of any Opinion of Counsel, the Master Servicer shall cause the Servicer to submit each Assignment of Mortgage for recording upon the occurrence of a bankruptcy, insolvency or foreclosure relating to the Mortgagor under the related Mortgage.  Subject to the preceding sentence, as soon as practicable after the Closing Date (but in no event more than three months thereafter except to the extent delays are caused by the applicable recording office), the Master Servicer, at the expense of the Depositor and with the cooperation of the Servicer, shall cause to be properly recorded by the Servicer in each public recording office where the related Mortgages are recorded each Assignment of Mortgage referred to in subsection (b)(v) above with respect to each Non-MERS Mortgage Loan.

(ii)

With respect to each MERS Mortgage Loan, the Master Servicer shall cause the Servicer, at the expense of the Depositor, to take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.  With respect to each Cooperative Loan, the Master Servicer, at the expense of the Depositor and with the cooperation of the Servicer, shall cause the Servicer to take such actions as are necessary under applicable law in order to perfect the interest of the Trustee in the related Mortgaged Property.

(e)

In instances where a Title Insurance Policy is required to be delivered to the Trustee or the Custodian on behalf of the Trustee under clause (c)(iii) above and is not so delivered, the Depositor will provide a copy of such Title Insurance Policy to the Trustee, or to the Custodian on behalf of the Trustee, as promptly as practicable after the execution and delivery hereof, but in any case within 180 days of the Closing Date.

(f)

For Mortgage Loans (if any) that have been prepaid in full after the Cut off Date and prior to the Closing Date, the Depositor, in lieu of delivering the above documents, herewith delivers to any NIMS Insurer and the Trustee, or to the Custodian on behalf of the Trustee, an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account pursuant to Section 4.01 have been so deposited.  All original documents that are not delivered to the Trustee or the Custodian on behalf of the Trustee shall be held by the Master Servicer or the Servicer in trust for the benefit of the Trustee and the Certificateholders.

Section 2.02

Acceptance of Trust Fund by Trustee: Review of Documentation for Trust Fund.

(a)

The Trustee, by execution and delivery hereof, acknowledges receipt by it or by the Custodian on its behalf of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Trustee, or by the Custodian on behalf of the Trustee, under this Section 2.02.  The Trustee, or the Custodian on behalf of the Trustee, will execute and deliver to the Depositor, the Master Servicer, the Trustee and any NIMS Insurer on the Closing Date an Initial Certification in the form annexed hereto as Exhibit B-1 (or in the form annexed to the Custodial Agreement as Exhibit B-1, as applicable).

(b)

Within 45 days after the Closing Date, the Trustee or the Custodian on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each Mortgage File to ascertain that all required documents set forth in Section 2.01 have been received and appear on their face to contain the requisite signatures by or on behalf of the respective parties thereto, and shall deliver to the Trustee, the Depositor, the Master Servicer and any NIMS Insurer an Interim Certification in the form annexed hereto as Exhibit B-2 (or in the form annexed to the Custodial Agreement as Exhibit B 2, as applicable) to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan prepaid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all of the applicable documents specified in Section 2.01(d) are in its possession and (ii) such documents have been reviewed by it and appear to relate to such Mortgage Loan.  The Trustee, or the Custodian on behalf of the Trustee, shall determine whether such documents are executed and endorsed, but shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that the same are valid, binding, legally effective, properly endorsed, genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or are in recordable form or that they are other than what they purport to be on their face. Neither the Trustee nor the Custodian shall have any responsibility for verifying the genuineness or the legal effectiveness of or authority for any signatures of or on behalf of any party or endorser.

(c)

If in the course of the review described in paragraph (b) above the Trustee or the  Custodian discovers any document or documents constituting a part of a Mortgage File that is missing, does not appear regular on its face (i.e., is mutilated, damaged, defaced, torn or otherwise physically altered) or appears to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule (each, a “Material Defect”), the Trustee, or the Custodian on behalf of the Trustee, discovering such Material Defect shall promptly identify the Mortgage Loan to which such Material Defect relates in the Interim Certification delivered to the Depositor and the Master Servicer.  Within 90 days of its receipt of such notice, the Transferor, or, if the Transferor does not do so, the Depositor shall be required to cure such Material Defect (and, in such event, the Depositor shall provide the Trustee with an Officer’s Certificate confirming that such cure has been effected).  If the Transferor or the Depositor, as applicable, does not so cure such Material Defect, the Transferor, or, if the Transferor does not do so, the Depositor, shall, if a loss has been incurred with respect to such Mortgage Loan that would, if such Mortgage Loan were not purchased from the Trust Fund, constitute a Realized Loss, and such loss is attributable to the failure of the Depositor to cure such Material Defect, repurchase the related Mortgage Loan from the Trust Fund at the Purchase Price.  A loss shall be deemed to be attributable to the failure of the Depositor to cure a Material Defect if, as determined by the Depositor, upon mutual agreement with the Trustee each acting in good faith, absent such Material Defect, such loss would not have been incurred.  Within the two-year period following the Closing Date, the Depositor may, in lieu of repurchasing a Mortgage Loan pursuant to this Section 2.02, substitute for such Mortgage Loan a Qualifying Substitute Mortgage Loan subject to the provisions of Section 2.05.  The failure of the Trustee or the Custodian to give the notice contemplated herein within 45 days after the Closing Date shall not affect or relieve the Depositor of its obligation to repurchase any Mortgage Loan pursuant to this Section 2.02 or any other Section of this Agreement requiring the repurchase of Mortgage Loans from the Trust Fund.

(d)

Within 180 days following the Closing Date, the Trustee, or the Custodian, shall deliver to the Trustee, the Depositor, the Master Servicer and any NIMS Insurer a Final Certification substantially in the form attached as Exhibit B-3 (or in the form annexed to the  Custodial Agreement as Exhibit B-3, as applicable) evidencing the completeness of the Mortgage Files in its possession or control, with any exceptions noted thereto.

(e)

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(f)

Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the Mortgage Loans and respective certifications thereof as provided in this Section 2.02 and the Custodial Agreement. The Trustee is hereby authorized and directed by the Depositor to appoint the Custodian and to execute and deliver the Custodial Agreement and to execute and deliver Transaction Addendum No. 30 to the Master Consulting Agreement with the Credit Risk Manager.

(g)

Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges a receipt of the Mortgage Loan Sale Agreement and the Servicing Agreement.

Section 2.03

Representations and Warranties of the Depositor.

(a)

The Depositor hereby represents and warrants to the Trustee, for the benefit of Certificateholders, the Master Servicer, the Securities Administrator and any NIMS Insurer as of the Closing Date or such other date as is specified, that:

(i)

the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)

the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)

the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)

this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer, the Credit Risk Manager and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)

there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement; and

(vi)

immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner of record and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement.

(b)

The representations and warranties of the Transferor with respect to the related Mortgage Loans in the Transfer Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the Transfer Agreement.  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the Transferor under the Transfer Agreement and (ii) a representation or warranty of the Seller under the Mortgage Loan Sale Agreement, the only right or remedy of the Trustee, any Certificateholder or any NIMS Insurer hereunder shall be their rights to enforce the obligations of the Transferor under any applicable representation or warranty made by it.  The Trustee acknowledges that, except as otherwise provided in the Mortgage Loan Sale Agreement, the Seller shall not have any obligation or liability with respect to any breach of a representation or warranty made by it with respect to the Mortgage Loans sold by it if the fact, condition or event constituting such breach also constitutes a breach of a representation or warranty made by the Transferor in the Transfer Agreement, without regard to whether the Transferor fulfills its contractual obligations in respect of such representation or warranty.  The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans (except as set forth in Section 2.03(a)(vi)) under any circumstances.

Section 2.04

Discovery of Breach.

It is understood and agreed that the representations and warranties (i) of the Depositor set forth in Section 2.03, (ii) of the Seller set forth in the Mortgage Loan Sale Agreement and assigned to the Depositor by the Seller under the Mortgage Loan Sale Agreement and to the Trustee by the Depositor hereunder and (iii) of the Transferor and of the Servicer assigned by the Seller to the Depositor pursuant to the Mortgage Loan Sale Agreement and assigned to the Trustee by the Depositor hereunder, shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by any of the Depositor, the Master Servicer, the Securities Administrator or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties.  Within 90 days of the discovery of a breach of any representation or warranty given to the Trustee by the Depositor or given by the Transferor or the Seller and assigned to the Trustee, the Depositor, the Transferor or the Seller, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Purchase Price or (c) within the two-year period following the Closing Date, substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.  In the event of discovery of a breach of any representation and warranty of the Transferor assigned to the Trustee, the Trustee shall enforce its rights under the Transfer Agreement and the Mortgage Loan Sale Agreement for the benefit of Certificateholders and any NIMS Insurer. As provided in the Mortgage Loan Sale Agreement, if the Transferor substitutes a mortgage loan for a Deleted Mortgage Loan pursuant to the Transfer Agreement and such substitute mortgage loan is not a Qualifying Substitute Mortgage Loan, then pursuant to the terms of each Mortgage Loan Sale Agreement the Seller will, in exchange for such substitute mortgage loan, (i) pay to the Trust Fund the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute a Qualifying Substitute Mortgage Loan.

Section 2.05

Repurchase, Purchase or Substitution of Mortgage Loans.

(a)

With respect to any Mortgage Loan repurchased by the Depositor pursuant to this Agreement, by the Seller pursuant to the Mortgage Loan Sale Agreement or by the Transferor pursuant to the Transfer Agreement, the principal portion of the funds received by the Trustee in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and the Purchase Price shall be deposited in the Collection Account or a Custodial Account, as applicable.  The Trustee (i) upon receipt of the full amount of the Purchase Price for a Deleted Mortgage Loan, (ii) upon receipt of a written certification from the Master Servicer that it has received the full amount of the Purchase Price for a Deleted Mortgage Loan and has deposited such amount in the Collection Account or (iii) upon receipt of notification from the  Custodian that it had received the Mortgage File for a Qualifying Substitute Mortgage Loan substituted for a Deleted Mortgage Loan (and any applicable Substitution Amount), shall release or cause to be released and reassign to the Depositor, the Seller or the Transferor, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Servicer and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.  The Seller indemnifies and holds the Trust Fund, the Master Servicer, the Securities Administrator, the Trustee, the Depositor, and NIMS Insurer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor, any NIMS Insurer and any Certificateholder may sustain in connection with any actions of such Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.05 and the Mortgage Loan Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

(b)

With respect to each Qualifying Substitute Mortgage Loan to be delivered to the Trustee (or its Custodian) pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan:  (i) the Depositor, the Transferor or the Seller, as applicable, must deliver to the Trustee (or the Custodian) the Mortgage File for the Qualifying Substitute Mortgage Loan containing the documents set forth in Section 2.01(b) along with a written certification certifying as to the delivery of such Mortgage File and containing granting language substantially comparable to that set forth in the first paragraph of Section 2.01(a); and (ii) the Depositor will be deemed to have made, with respect to such Qualifying Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan.  As soon as practicable after the delivery of any Qualifying Substitute Mortgage Loan hereunder, the Master Servicer, at the expense of the Depositor and at the direction and with the cooperation of the Servicer, shall (i) with respect to a Qualifying Substitute Mortgage Loan that is a Non-MERS Mortgage Loan, cause the Assignment of Mortgage to be recorded by the Servicer if required pursuant to Section 2.01(d), or (ii) with respect to a Qualifying Substitute Mortgage Loan that is a MERS Mortgage Loan, cause to be taken such actions as are necessary to cause the Trustee to be clearly identified as the owner of each such Mortgage Loan on the records of MERS if required pursuant to Section 2.01(d).

(c)

Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualifying Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Trustee and any NIMS Insurer has received an Opinion of Counsel addressed to the Trustee (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not cause an Adverse REMIC Event.

Section 2.06

Grant Clause.

(a)

It is intended that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if such conveyance is deemed to be in respect of a loan, it is intended that:  (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (2) the Depositor hereby grants to the Trustee for the benefit of the Holders of the Certificates a first priority security interest to secure repayment of an obligation in an amount equal to the aggregate Class Principal Amount of the Certificates in all of the Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and the Supplemental Interest Trust and all proceeds of any and all property constituting the Trust Fund and the Supplemental Interest Trust to secure payment of the Certificates (such security interest being, to the extent of the assets that constitute the Supplemental Interest Trust, pari passu with the security interest as provided in clause (4) below); (3) this Agreement shall constitute a security agreement under applicable law; and (4) the Swap Counterparty shall be deemed, during the term of such agreement and while such agreement is the property of the Trustee, to have a security interest in all of the assets that constitute the Supplemental Interest Trust, but only to the extent of such Swap Counterparty’s right to payment under the Swap Agreement (such security interest being pari passu with the security interest as provided in clause (2) above).  If such conveyance is deemed to be in respect of a loan and the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding any Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

(b)

The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and shall be maintained as such throughout the term of this Agreement.  The Depositor shall, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of the Seller, the Depositor or the Trustee, (2) any change of location of the jurisdiction of organization of the Seller or the Depositor, (3) any transfer of any interest of the Seller or the Depositor in any Mortgage Loan or (4) any change under the relevant UCC or other applicable laws.  Neither the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and intermediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or intermediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

ARTICLE III

THE CERTIFICATES

Section 3.01

The Certificates.

(a)

The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York Uniform Commercial Code.  The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the dollar denominations in Certificate Principal Amount, or in the Percentage Interests, specified herein.  Each Class of Book-Entry Certificates will be issued in the minimum denominations in Certificate Principal Amount specified in the Preliminary Statement hereto and in integral multiples of $1 in excess thereof.  The Class P and Class X Certificates shall each be maintained in definitive, fully registered form in the minimum denomination specified in the Preliminary Statement hereto.  The Class R Certificate shall be issued as a single Certificate and maintained in definitive, fully registered form in a minimum denomination equal to 100% of the Percentage Interest of such Class.  The Certificates may be issued in the form of typewritten certificates.

(b)

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer.  Each Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Depositor upon receipt by the Trustee of the Mortgage Files described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.  At any time and from time to time after the execution and delivery of this Agreement, the Depositor may deliver Certificates executed by the Depositor to the Trustee or the Authenticating Agent for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver such Certificates as in this Agreement provided and not otherwise.

(c)

Any Class M9, Class B1 or Class B2 Certificates offered and sold in reliance on the exemption from registration under Rule 144A under the Act shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A added to the forms of such Certificates (each, a “Restricted Global Security”), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for The Depository Trust Company (“DTC”) and registered in the name of a nominee of DTC, duly executed and authenticated by the Trustee as hereinafter provided.  The aggregate principal amounts of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

Any Class M9, Class B1 or Class B2 Certificates sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Certificates in definitive, fully registered form without interest coupons with the applicable legends set forth in Exhibit A hereto added to the forms of such Certificates (each, a “Regulation S Global Security”), which shall be deposited on behalf of the subscribers for such Certificates represented thereby with the Trustee, as custodian for DTC and registered in the name of a nominee of DTC, duly executed and authenticated by the Trustee as hereinafter provided.  The aggregate principal amounts of the Regulation S Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee or DTC or its nominee, as the case may be, as hereinafter provided.

Any Class M9, Class B1 or Class B2 Certificates sold to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Act shall be issued initially in the form of one or more Definitive Certificates.

Section 3.02

Registration.

The Trustee is hereby appointed, and hereby accepts its appointment as, Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  The Trustee may appoint a bank or trust company to act as Certificate Registrar.  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 6.06 and 6.07 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee.  The Certificate Registrar may appoint, by a written instrument delivered to the Holders, any NIMS Insurer and the Master Servicer, any bank or trust company to act as co registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03

Transfer and Exchange of Certificates.

(a)

A Certificate (other than a Book Entry Certificate which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount or Percentage Interest as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)

A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount or Percentage Interest as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)

By acceptance of a Restricted Certificate or a Regulation S Global Security, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein. In addition, each Holder of a Regulation S Global Security shall be deemed to have represented and warranted to the Trustee, the Certificate Registrar and any of their respective successors that:  (i) such Person is not a U.S. person within the meaning of Regulation S and was, at the time the buy order was originated, outside the United States and (ii) such Person understands that such Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and that (x) until the expiration of the 40-day distribution compliance period (within the meaning of Regulation S), no offer, sale, pledge or other transfer of such Certificates or any interest therein shall be made in the United States or to or for the account or benefit of a U.S. person (each as defined in Regulation S), (y) if in the future it decides to offer, resell, pledge or otherwise transfer such Certificates, such Certificates may be offered, resold, pledged or otherwise transferred only (A) to a person which the seller reasonably believes is a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Act, that is purchasing such Certificates for its own account or for the account of a qualified institutional buyer to which notice is given that the transfer is being made in reliance on Rule 144A or (B) in an offshore transaction (as defined in Regulation S) in compliance with the provisions of Regulation S, in each case in compliance with the requirements of this Agreement; and it will notify such transferee of the transfer restrictions specified in this Section.

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or the Placement Agent, an affiliate (as defined in Rule 405 under the 1933 Act) of the Depositor or the Placement Agent or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”) by a transferor that has provided the Trustee with a certificate in the form of Exhibit F hereto; and

(ii)

The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Trustee a letter of the transferee substantially in the form of Exhibit G hereto.

(d)

(i)

No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate substantially in the form of Exhibit H hereto (or Exhibit D-1, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Trustee, to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Securities Administrator, any NIMS Insurer or the Depositor to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee, has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit H.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, any NIMS Insurer or the Depositor.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Trustee shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.  The Trustee shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of any such Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of a Plan.

(ii)

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, substantially in the form set forth in Exhibit H, to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement to or on behalf of a Plan without the delivery to the Trustee of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Swap Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.

If any ERISA-Restricted Swap Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Swap Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor, the Securities Administrator, the Trustee, any NIMS Insurer and the Master Servicer from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Swap Certificate that is in fact not permitted by this Section 3.03(d)(ii) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

(e)

As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)

Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D 1 representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-Permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Trustee an affidavit in substantially the form attached hereto as Exhibit D-2.  In addition, the Trustee may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Depositor, the Master Servicer, the Securities Administrator, any NIMS Insurer and the Trustee satisfactory in form and substance to the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-Permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-Permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-Permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Trustee shall not be under any liability to any person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the maturity of any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of the Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Trustee shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Trustee shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Trustee shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt of written notice to the Trustee that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), for making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

(g)

Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)

Notwithstanding any provision to the contrary herein, so long as a Global Security representing the Class M9, Class B1 or Class B2 Certificates remains outstanding and is held by or on behalf of DTC, transfers of a Global Security representing any such Certificates, in whole or in part, shall only be made in accordance with Section 3.01 and this Section 3.03(h).

(A)

Subject to clauses (B) and (C) of this Section 3.03(h), transfers of a Global Security representing the Class M9, Class B1 or Class B2 Certificates shall be limited to transfers of such Global Security, in whole or in part, to nominees of DTC or to a successor of DTC or such successor’s nominee.

(B)

Restricted Global Security to Regulation S Global Security.  If a holder of a beneficial interest in a Restricted Global Security deposited with or on behalf of DTC wishes at any time to exchange its interest in such Restricted Global Security for an interest in a Regulation S Global Security, or to transfer its interest in such Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Regulation S Global Security, such holder, provided such holder is not a U.S. person, may, subject to the rules and procedures of DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in the Regulation S Global Security.  Upon receipt by the Trustee, as Certificate Registrar, of (I) instructions from DTC directing the Trustee, as Certificate Registrar, to be credited a beneficial interest in a Regulation S Global Security in an amount equal to the beneficial interest in such Restricted Global Security to be exchanged but not less than the minimum denomination applicable to such holder’s Certificates held through a Regulation S Global Security, (II) a written order given in accordance with DTC’s procedures containing information regarding the participant account of DTC and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Clearstream account to be credited with such increase and (III) a certificate in the form of Exhibit N-1 hereto given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Global Securities, including that the holder is not a U.S. person, and pursuant to and in accordance with Regulation S, the Trustee, as Certificate Registrar, shall reduce the principal amount of the Restricted Global Security and increase the principal amount of the Regulation S Global Security by the aggregate principal amount of the beneficial interest in the Restricted Global Security to be exchanged, and shall instruct Euroclear or Clearstream, as applicable, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security equal to the reduction in the principal amount of the Restricted Global Security.

(C)

Regulation S Global Security to Restricted Global Security.  If a holder of a beneficial interest in a Regulation S Global Security deposited with or on behalf of DTC wishes at any time to transfer its interest in such Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in a Restricted Global Security, such holder may, subject to the rules and procedures of DTC, exchange or cause the exchange of such interest for an equivalent beneficial interest in a Restricted Global Security.  Upon receipt by the Trustee, as Certificate Registrar, of (I) instructions from DTC directing the Trustee, as Certificate Registrar, to cause to be credited a beneficial interest in a Restricted Global Security in an amount equal to the beneficial interest in such Regulation S Global Security to be exchanged but not less than the minimum denomination applicable to such holder’s Certificates held through a Restricted Global Security, to be exchanged, such instructions to contain information regarding the participant account with DTC to be credited with such increase, and (II) a certificate in the form of Exhibit N-2 hereto given by the holder of such beneficial interest and stating, among other things, that the Person transferring such interest in such Regulation S Global Security reasonably believes that the Person acquiring such interest in a Restricted Global Security is a QIB, is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A under the Act and in accordance with any applicable securities laws of any State of the United States or any other jurisdiction, then the Trustee, as Certificate Registrar, will reduce the principal amount of the Regulation S Global Security and increase the principal amount of the Restricted Global Security by the aggregate principal amount of the beneficial interest in the Regulation S Global Security to be transferred and the Trustee, as Certificate Registrar, shall instruct DTC, concurrently with such reduction, to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the principal amount of the Regulation S Global Security.

(D)

Other Exchanges.  In the event that a Global Security is exchanged for Certificates in definitive registered form without interest coupons, pursuant to Section 3.09(c) hereof, such Certificates may be exchanged for one another only in accordance with such procedures as are substantially consistent with the provisions above (including certification requirements intended to insure that such transfers comply with Rule 144A, comply with Rule 501(a)(1), (2), (3) or (7) or are to non U.S. persons in compliance with Regulation S under the Act, as the case may be), and as may be from time to time adopted by the Trustee.

(E)

Restrictions on U.S. Transfers.  Transfers of interests in the Regulation S Global Security to U.S. persons (as defined in Regulation S) shall be limited to transfers made pursuant to the provisions of Section 3.03(h)(C).

Section 3.04

Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with the Trustee’s normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05

Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Trustee and the Authenticating Agent and any NIMS Insurer such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and any Authenticating Agent that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.06

Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book Entry Certificates, the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, any NIMS Insurer and any agent of any of them may treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and neither the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Certificate Registrar, any NIMS Insurer nor any agent of any of them shall be affected by notice to the contrary.

Section 3.07

Temporary Certificates.

(a)

Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)

If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08

Appointment of Paying Agent.

The Trustee, subject to the consent of the NIMS Insurer, may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to Certificateholders hereunder.  The Trustee shall cause such Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in an Eligible Account in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Trustee to any such Paying Agent for the purpose of making distributions shall be paid to Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Trustee.  If the Paying Agent is not the Trustee, the Trustee shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09

Book Entry Certificates.

(a)

Each Class of Book Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book Entry Certificates.  The Book Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book Entry Certificates pursuant to Section 3.09(c):

(i)

the provisions of this Section 3.09 shall be in full force and effect;

(ii)

the Depositor, the Master Servicer, the Securities Administrator, the Paying Agent, the Registrar, any NIMS Insurer and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)

to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)

the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book Entry Certificates to such Clearing Agency Participants.

(b)

Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Trustee shall give all such notices and communications specified herein to be given to Holders of the Book Entry Certificates to the Clearing Agency.

(c)

If (i) (A) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book Entry Certificates identified as such to the Trustee by an Officer’s Certificate from the Clearing Agency advise the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book Entry Certificates, the Trustee shall notify any NIMS Insurer and shall notify or cause the Certificate Registrar to notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same.  Upon surrender to the Trustee of the Book Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trustee shall issue the Definitive Certificates.  Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable, with respect to such Definitive Certificates and the Trustee shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.  Notwithstanding the foregoing, the Trustee, upon the instruction of the Depositor, shall have the right to issue Definitive Certificates on the Closing Date in connection with credit enhancement programs.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01

Collection Account.

(a)

On the Closing Date, the Master Servicer shall open and shall thereafter maintain a segregated account held in trust (the “Collection Account”), entitled “Collection Account, Aurora Loan Services LLC, as Master Servicer, in trust for the benefit of the Holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF1.”  The Collection Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Collection Account shall not be commingled with any other monies.

(b)

The Collection Account shall be an Eligible Account.  If an existing Collection Account ceases to be an Eligible Account, the Master Servicer shall establish a new Collection Account that is an Eligible Account within 10 days and transfer all funds and investment property on deposit in such existing Collection Account into such new Collection Account.

(c)

The Master Servicer shall give to the Trustee and the Securities Administrator prior written notice of the name and address of the depository institution at which the Collection Account is maintained and the account number of such Collection Account.  The Master Servicer shall take such actions as are necessary to cause the depository institution holding the Collection Account to hold such account in the name of the Master Servicer under this Agreement.  On each Master Servicer Remittance Date, the entire amount on deposit in the Collection Account (subject to permitted withdrawals set forth in Section 4.02), other than amounts not included in the Total Distribution Amount for such Distribution Date shall be remitted to the Securities Administrator for deposit into the Securities Administration Account by wire transfer in immediately available funds.  The Master Servicer, at its option, may choose to make daily remittances from the Collection Account to the Securities Administrator for deposit into the Securities Administration Account.

(d)

The Master Servicer shall deposit or cause to be deposited into the Collection Account, no later than the Business Day following the Closing Date, any amounts received with respect to the Mortgage Loans representing Scheduled Payments (or in the case of Simple Interest Mortgage Loans, representing scheduled interest payments, but actual principal payments) on the Mortgage Loans due after the Cut-off Date and unscheduled payments received on or after the Cut-off Date and on or before the Closing Date.  Thereafter, the Master Servicer shall deposit or cause to be deposited in the Collection Account on the earlier of the applicable Master Servicer Remittance Date and one Business Day following receipt thereof, the following amounts received or payments made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-off Date):

(i)

all payments on account of principal, including Principal Prepayments, any Subsequent Recovery and Late Collections, on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans, including Prepayment Premiums, in all cases, net of the Servicing Fee with respect to each such Mortgage Loan, but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21;

(iii)

any unscheduled payment or other recovery with respect to a Mortgage Loan not otherwise specified in this paragraph (d), including all Net Liquidation Proceeds with respect to the Mortgage Loans and REO Property, and all amounts received in connection with the operation of any REO Property, net of (x) any unpaid Servicing Fees with respect to such Mortgage Loans (but only to the extent of the amount permitted to be withdrawn or withheld from the Collection Account in accordance with Sections 5.04 and 9.21) and (y) any amounts reimbursable to the Servicer with respect to such Mortgage Loan under the Servicing Agreement and retained by the Servicer;

(iv)

all Insurance Proceeds;

(v)

all Advances made by the Master Servicer or the Servicer pursuant to Section 5.04 or the Servicing Agreement;

(vi)

all amounts paid by the Servicer with respect to Net Simple Interest Shortfalls and Prepayment Interest Shortfalls; and

(vii)

the Purchase Price of any Mortgage Loan repurchased by the Depositor, the Seller, the Master Servicer or any other Person and any Substitution Amount related to any Qualifying Substitute Mortgage Loan and any purchase price paid by any NIMS Insurer for the purchase of any Distressed Mortgage Loan under Section 7.04.

The Master Servicer shall also deposit from its own funds into the Collection Account (to the extent not already received from the Servicer), without right of reimbursement, except from Net Simple Interest Excess, an amount equal to any Net Simple Interest Shortfall (to the extent not offset by Net Simple Interest Excess) for the related Collection Period.

(e)

Funds in the Collection Account may be invested in Eligible Investments selected by and at the written direction of the Master Servicer, which shall mature not later than one Business Day prior to the Master Servicer Remittance Date (except that if such Eligible Investment is an obligation of the Securities Administrator, then such Eligible Investment shall mature not later than such applicable Master Servicer Remittance Date) and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Master Servicer in trust for the benefit of the Trustee and Holders of the Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF1.  All income and gain realized from any Eligible Investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time, subject to Section 5.05 hereof, and shall not be part of the Trust Fund.  The amount of any losses incurred in respect of any such investments shall be deposited in such Collection Account by the Master Servicer out of its own funds, without any right of reimbursement therefor, immediately as realized.  The foregoing requirements for deposit in the Collection Account are exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments of interest on funds in the Collection Account and payments in the nature of late payment charges, assumption fees and other incidental fees and charges relating to the Mortgage Loans (other than Prepayment Premiums) need not be deposited by the Master Servicer in the Collection Account and may be retained by the Master Servicer or the Servicer as additional servicing compensation.  If the Master Servicer deposits in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from such Collection Account.

Section 4.02

Application of Funds in the Collection Account.

The Master Servicer may, from time to time, make, or cause to be made, withdrawals from the Collection Account for the following purposes:

(i)

to reimburse itself or the Servicer for Advances or Servicing Advances made by it or by the Servicer pursuant to Section 5.04 or the Servicing Agreement; such right to reimbursement pursuant to this subclause (i) is limited to amounts received on or in respect of a particular Mortgage Loan (including, for this purpose, Liquidation Proceeds and amounts representing Insurance Proceeds with respect to the property subject to the related Mortgage) which represent late recoveries (net of the Servicing Fee) of payments of principal or interest respecting which any such Advance was made, it being understood, in the case of any such reimbursement, that the Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(ii)

to reimburse itself or the Servicer, following a final liquidation of a Mortgage Loan (except as otherwise provided in the Servicing Agreement) for any previously unreimbursed Advances made by it or by the Servicer (A) that it determines in good faith will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan and/or (B) to the extent that such unreimbursed Advances exceed the related Liquidation Proceeds or Insurance Proceeds, it being understood, in the case of each such reimbursement, that such Master Servicer's or Servicer's right thereto shall be prior to the rights of the Certificateholders;

(iii)

to reimburse itself or the Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it pursuant to Section 9.22(c) or the Servicing Agreement in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement exceed the unpaid principal balance of the related Mortgage Loan, together with accrued and unpaid interest thereon at the applicable Mortgage Rate less the Servicing Fee Rate for such Mortgage Loan to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan and to retain any excess remaining thereafter as additional servicing compensation, it being understood, in the case of any such reimbursement or payment, that such Master Servicer’s or Servicer’s right thereto shall be prior to the rights of the Certificateholders;

(iv)

to the extent of any previous Advances made by the Master Servicer with respect to Simple Interest Mortgage Loans, to pay itself an amount equal to Net Simple Interest Excess for the related Collection Period to the extent not offset by Net Simple Interest Shortfalls;

(v)

to reimburse itself or the Servicer for expenses incurred by and recoverable by or reimbursable to it or the Servicer pursuant to this Agreement, including, without limitation, Sections 9.04, 9.05(b), 9.07(a), 9.30 or 11.15;

(vi)

to pay to the Depositor, the Seller or the Transferor, as applicable, with respect to each Mortgage Loan or REO Property acquired in respect thereof that has been purchased pursuant to this Agreement, all amounts received thereon and not distributed on the date on which the related repurchase was effected, and to pay to the applicable Person any Advances and Servicing Advances to the extent specified in the definition of Purchase Price;

(vii)

to the extent not paid by the Servicer pursuant to the Servicing Agreement, any premium due under a Primary Mortgage Insurance Policy;

(viii)

subject to Section 5.05, to pay to itself income earned on the investment of funds deposited in the Collection Account;

(ix)

to make payments to the Securities Administrator for deposit into the Securities Administration Account in the amounts and in the manner provided herein;

(x)

to make payment to itself, the Securities Administrator and others pursuant to any provision of this Agreement;

(xi)

to withdraw funds deposited in error in the Collection Account;

(xii)

to clear and terminate the Collection Account pursuant to Section 7.02;

(xiii)

to reimburse a successor Master Servicer (solely in its capacity as successor Master Servicer), for any fee or advance occasioned by a termination of the Master Servicer, and the assumption of such duties by the Securities Administrator or a successor Master Servicer appointed by the Trustee pursuant to Section 6.14, in each case to the extent not reimbursed by the terminated Master Servicer, it being understood, in the case of any such reimbursement or payment, that the right of the Master Servicer or the Securities Administrator thereto shall be prior to the rights of the Certificateholders; and

(xiv)

to reimburse the Servicer for such amounts as are due thereto under the Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Servicing Agreement.

In connection with withdrawals made pursuant to subclauses (i), (iii), (iv) and (vi) above, the Master Servicer’s, the Servicer’s or such other Person’s entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan.  The Master Servicer shall therefore keep and maintain a separate accounting for each Mortgage Loan it master services for the purpose of justifying any withdrawal made from the Collection Account it maintains pursuant to such subclause (i), (iii), (iv) and (vi).

Section 4.03

Reports to Certificateholders.

(a)

On each Distribution Date, the Securities Administrator shall have prepared (based solely on information provided by the Master Servicer and the Trustee or the Swap Counterparty) and shall make available to the Trustee, any NIMS Insurer, the Swap Counterparty, the Credit Risk Manager and each Certificateholder a report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Servicer):

(i)

the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates, to the extent applicable, allocable to principal on the Mortgage Loans, including Liquidation Proceeds and Insurance Proceeds, stating separately the amount attributable to scheduled principal payments and unscheduled payments in the nature of principal;

(ii)

the aggregate amount of the distribution to be made on such Distribution Date to the Holders of each Class of Certificates allocable to interest and the calculation thereof;

(iii)

the amount, if any, of any distribution to the Holders of the Class P Certificate, the Class X Certificates and the Residual Certificate;

(iv)

(A) the aggregate amount of any Advances required to be made by or on behalf of the Servicer (or the Master Servicer) with respect to such Distribution Date, (B) the aggregate amount of such Advances actually made, and (C) the amount, if any, by which (A) above exceeds (B) above;

(v)

the total number of Mortgage Loans, the aggregate Scheduled Principal Balance of all the Mortgage Loans as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

(vi)

the Class Principal Amount of each Class of Certificates, to the extent applicable, as of such Distribution Date after giving effect to payments allocated to principal reported under clause (i) above, separately identifying any reduction of any of the foregoing Certificate Principal Amounts due to Applied Loss Amounts;

(vii)

the amount of any Prepayment Premiums distributed to the Class P Certificates;

(viii)

the amount of any Realized Losses incurred with respect to the Mortgage Loans (x) in the applicable Prepayment Period and (y) in the aggregate since the Cut-off Date;

(ix)

the amount of the Servicing Fees and Credit Risk Manager’s Fees paid during the Collection Period to which such distribution relates;

(x)

the number and aggregate Scheduled Principal Balance of Mortgage Loans, as reported to the Securities Administrator by the Master Servicer, (a) remaining outstanding (b) Delinquent 30 to 59 days on a contractual basis, (c) Delinquent 60 to 89 days on a contractual basis, (d) Delinquent 90 or more days on a contractual basis, (e) as to which foreclosure proceedings have been commenced, all as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs, (f) in bankruptcy and (g) that are REO Properties;

(xi)

the aggregate Scheduled Principal Balance of any Mortgage Loans with respect to which the related Mortgaged Property became a REO Property as of the close of business on the last Business Day of the calendar month immediately preceding the month in which such Distribution Date occurs;

(xii)

with respect to substitution of Mortgage Loans in the preceding calendar month, the Scheduled Principal Balance of each Deleted Mortgage Loan, and of each Qualifying Substitute Mortgage Loan;

(xiii)

the aggregate outstanding Carryforward Interest, Net Prepayment Interest Shortfalls, Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xiv)

the Certificate Interest Rate applicable to such Distribution Date with respect to each Class of Certificates;

(xv)

the Interest Remittance Amount and the Principal Remittance Amount applicable to such Distribution Date;

(xvi)

if applicable, the amount of any shortfall (i.e., the difference between the aggregate amounts of principal and interest which Certificateholders would have received if there were sufficient available amounts in the Certificate Account and the amounts actually distributed);

(xvii)

the amount of any Overcollateralization Deficiency Amount after giving effect to the distributions made in such Distribution Date;

(xviii)

the aggregate amount of any insurance claim payments received with respect to the Bulk PMI Policy and any LPMI Policy during the related Collection Period;

(xix)

the level of LIBOR and the Certificate Interest Rate of the Certificates; and

(xx)

the amount of any Net Swap Payment to the Supplemental Interest Trust made pursuant to Section 5.02, any Net Swap Payment to the Swap Counterparty made pursuant to Section 5.02, any Swap Termination Payment to the Supplemental Interest Trust made pursuant to Sections 5.02 and any Swap Termination Payment to the Swap Counterparty made pursuant to Section 5.02.

In the case of information furnished pursuant to subclauses (i), (ii) and (vi) above, the amounts shall also (except in the case of the report delivered to the holder of the Class X Certificates) be expressed as a dollar amount per $1,000 of original principal amount of Certificates.

The Securities Administrator shall make such report and any additional loan level information (and, at its option, any additional files containing the same information in an alternative format) available each month to the Trustee, any NIMS Insurer, Certificateholders and the Rating Agencies via the Securities Administrator’s internet website.  The Securities Administrator’s internet website shall initially be located at “www.ctslink.com.”  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at 1-301-815-6600.  Such parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such.  The Securities Administrator shall have the right to change the way such statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

The foregoing information and reports shall be prepared and determined by the Securities Administrator based solely on Mortgage Loan data provided to the Securities Administrator by the Master Servicer (in a format agreed to by the Securities Administrator and the Master Servicer) no later than 12:00 p.m. Eastern Time four Business Days prior to the Distribution Date.  In preparing or furnishing the foregoing information to the Trustee, Certificateholders and any NIMS Insurer, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data (i) regarding the Mortgage Loans and the related REO Property, that has been provided to the Master Servicer by the Servicer and (ii) regarding the Swap Agreement, that has been provided by the Swap Counterparty, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.  The Securities Administrator shall be entitled to conclusively rely on the Mortgage Loan data provided by the Master Servicer and shall have no liability for any errors in such Mortgage Loan data.  The information and reports described in the first paragraph of this Section 4.03(a) shall be provided to the Trustee by the Securities Administrator no later than 12:00 p.m. Eastern Time one Business Day prior to the Distribution Date.

(b)

Upon the reasonable advance written request of any NIMS Insurer or any Certificateholder that is a savings and loan, bank or insurance company, which request, if received by the Trustee, shall be promptly forwarded to the Securities Administrator, the Securities Administrator shall provide, or cause to be provided, (or, to the extent that such information or documentation is not required to be provided by the Servicer under the Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from the Servicer, and provide) to any NIMS Insurer and such Certificateholder such reports and access to information and documentation regarding the Mortgage Loans as any NIMS Insurer or such Certificateholder may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that the Securities Administrator shall be entitled to be reimbursed by such Certificateholder or the NIMS Insurer for the actual expenses incurred in providing such reports and access.

(c)

Within 90 days, or such shorter period as may be required by statute or regulation, after the end of each calendar year, the Trustee shall have prepared and the Trustee shall make available to any NIMS Insurer and each Person who at any time during the calendar year was a Certificateholder of record, and make available to Certificate Owners (identified as such by the Clearing Agency) in accordance with applicable regulations, a report summarizing the items provided to any NIMS Insurer and the Certificateholders pursuant to Sections 4.03(a)(i) and 4.03(a)(ii) on an annual basis as may be required to enable any NIMS Insurer and such Holders to prepare their federal income tax returns; provided, however, that this Section 4.03(c) shall not be applicable where relevant reports or summaries are required elsewhere in this Agreement.  Such information shall also include the amount of original issue discount accrued on each Class of Certificates and information regarding the expenses of the Trust Fund furnished by the Master Servicer to the Trustee.  The Trustee shall be deemed to have satisfied this requirement if it forwards such information in any other format permitted by the Code.  The Master Servicer shall provide the Trustee with such information as is necessary for the Trustee to prepare such reports (and the Trustee may rely solely upon such information).

(d)

The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to Certificateholders.  The Master Servicer shall provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports (and the Securities Administrator may rely solely upon such information).

Section 4.04

Certificate Account.

(a)

The Trustee shall establish and maintain in its name, as trustee, a trust account (the “Certificate Account”) entitled “Certificate Account, LaSalle Bank National Association, as Trustee, in trust for the benefit of the Holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF1” until disbursed pursuant to the terms of this Agreement.  The Certificate Account shall be an Eligible Account and shall be for the benefit of the Certificateholders, subject to the rights of the Trustee set forth herein.  If the existing Certificate Account ceases to be an Eligible Account, the Trustee shall establish a new Certificate Account that is an Eligible Account within ten Business Days and transfer all funds and investment property on deposit in such existing Certificate Account into such new Certificate Account.  The Certificate Account shall relate solely to the Certificates issued hereunder and funds in the Certificate Account shall be held separate and apart from and shall not be commingled with any other monies including, without limitation, other monies of the Trustee held under this Agreement.

(b)

The Trustee shall deposit or cause to be deposited into the Certificate Account, on the day on which, or if such day is not a Business Day, the Business Day immediately following the day on which, any monies are remitted by the Securities Administrator to the Trustee, all such amounts.  The Trustee shall make withdrawals from the Certificate Account only for the following purposes:

(i)

to make payment to itself pursuant to any provision of this Agreement or to reimburse itself for any fees or expenses reimbursable to it pursuant to Section 6.12; provided, however, that any amounts in excess of the annual cap described in clause (b) of the definition of “Interest Remittance Amount” and clause (b) of the definition of “Principal Remittance Amount” in any Anniversary Year, other than costs and expenses incurred by the Trustee pursuant to Section 6.14, in connection with any transfer of servicing, shall not be withdrawn from the Certificate Account and paid to the Trustee and the Trustee’s reimbursement for such excess amounts shall be made pursuant to Section 5.02(b) hereof;

(ii)

to withdraw amounts deposited in the Certificate Account in error;

(iii)

to make payments to itself and others pursuant to any provision of this Agreement;

(iv)

to make distributions to Certificateholders pursuant to Article V; and

(v)

to clear and terminate the Certificate Account pursuant to Section 7.02.

(c)

Funds in the Certificate Account may be invested by the Trustee in Eligible Investments (which may be obligations of the Trustee).  All such investments must be payable on demand or mature no later than one Business Day prior to the next Distribution Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee.  All income and gain realized from any such investment for each Distribution Date shall accrue to the Securities Administrator and be subject to withdrawal by the Trustee from time to time.  The amount of any losses incurred in respect of any such investments shall be paid by the Securities Administrator for deposit in the Certificate Account out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.05

Securities Administration Account.

(a)

On the Closing Date, the Securities Administrator shall open and shall thereafter maintain an account to be held in trust (the “Securities Administration Account”), entitled “Wells Fargo Bank, N.A., as Securities Administrator, in trust for the benefit of the Holders of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF1.”  The Securities Administration Account shall relate solely to the Certificates issued by the Trust Fund hereunder, and funds in such Securities Administration Account shall not be commingled with any other monies.

(b)

The Securities Administration Account shall be an Eligible Account.  If an existing Securities Administration Account ceases to be an Eligible Account, the Securities Administrator shall establish a new Securities Administration Account that is an Eligible Account within 10 Business Days of notice thereof to the Securities Administrator, and shall transfer all funds on deposit in such existing Securities Administration Account into such new Securities Administration Account.

(c)

The Securities Administrator shall make withdrawals from the Securities Administration Account only for the following purposes:

(i)

to withdraw amounts deposited in the Securities Administration Account in error;

(ii)

to make payments of any investment income or earnings on the Securities Administration Account to the Trustee to pay such portion of the Trustee Fee that remains to be paid, and then to itself and to reimburse the Securities Administrator or the Trustee for any amounts reimbursable under the terms of this Agreement;

(iii)

to make payments to the Trustee for deposit into the Certificate Account pursuant to Section 4.04; and

(iv)

to clear and terminate the Securities Administration Account pursuant to Section 7.02.

(d)

The Securities Administrator shall give to the Trustee prior written notice of the name and address of the depository institution at which the Securities Administration Account is maintained and the account number of such Securities Administration Account.  On each Deposit Date, the entire amount on deposit in the Securities Administration Account (less any amounts withdrawn pursuant to Section 4.05(c)(i) and (ii)), shall be remitted to the Trustee for deposit into the Certificate Account by wire transfer in immediately available funds.  The Securities Administrator, at its option, may choose to make daily remittances from the Securities Administration Account to the Trustee for deposit into the Certificate Account.

(e)

The Securities Administrator shall cause to be deposited into the Securities Administration Account on the Master Servicer Remittance Date, any monies remitted by the Master Servicer to the Securities Administrator on such date pursuant to the terms of this Agreement.

(f)

The Securities Administrator may invest, or cause to be invested, funds held in the Securities Administration Account, which funds, if invested, shall be invested in Eligible Investments (which may be obligations of the Securities Administrator or its Affiliate).  All such investments must be payable on demand or mature no later than the next Deposit Date, and shall not be sold or disposed of prior to their maturity.  All such Eligible Investments will be made in the name of the Trustee (in its capacity as such) or its nominee.  All income and gain realized from any such investment for each Distribution Date shall be compensation (1) to the Trustee, in payment of 1/12th of its Trustee Fee and (2) to the Securities Administrator, any income and gain remaining.  The Securities Administrator shall pay to the Trustee the Trustee Fee on behalf of the Trust Fund and all income and gain realized from any such investments shall be subject to its withdrawal on order from time to time.  The amount of any losses incurred in respect of any such investments shall be paid by the Securities Administrator for deposit in the Securities Administration Account out of its own funds, without any right of reimbursement therefor, immediately as realized.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01

Distributions Generally.

(a)

Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Trustee or the Paying Agent shall make distributions in accordance with this Article V.  Such distributions shall be made by wire transfer in immediately available funds to an account specified in writing to the Trustee at least five (5) Business Days prior to the first Distribution Date to such Certificateholder and at the expense of such Certificateholder.

(b)

The final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office; provided, however, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(c)

All distributions or allocations made with respect to Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts (or Percentage Interests).

(d)

The Trustee shall be entitled to rely on the calculations provided to it by the Securities Administrator when making distributions to Certificateholders.

Section 5.02

Distributions from the Certificate Account.

(a)

On each Distribution Date the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account the Total Distribution Amount (to the extent such amount is on deposit in the Certificate Account), and amounts that are available for payment to the Swap Counterparty, and shall allocate such amount to the interests issued in respect of each REMIC created pursuant to this Agreement and shall distribute such amount as specified in this Section.

(b)

On each Distribution Date, the Trustee shall distribute the Interest Remittance Amount for such date in the following order of priority:

(i)

for deposit into the Supplemental Interest Trust, the amount (to the extent such amount shall not be greater than the aggregate amount calculated pursuant to clause (a) of the definition of “Interest Remittance Amount,” as reduced by the amount calculated pursuant to clause (b) thereof) of any Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty (including amounts remaining unpaid for previous Distribution Dates) for such Distribution Date;

(ii)

pro rata, to the Class A1, Class A2 and Class A3 Certificates, Current Interest and any Carryforward Interest for each such Class for such Distribution Date; provided, however, that any shortfall in Current Interest shall be allocated among such Classes in proportion to the amount of Current Interest that would otherwise be distributable thereon;

(iii)

sequentially, to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1 and Class B2 Certificates, in that order (the “Subordinate Priority”), Current Interest and any Carryforward Interest for each such Class and such Distribution Date;

(iv)

to the Credit Risk Manager, the Credit Risk Manager’s Fee for such Distribution Date;

(v)

to the Trustee, any amounts reimbursable pursuant to Section 4.04(b)(i) and not previously reimbursed to the Trustee; and

(vi)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Interest Remittance Amount remaining after application pursuant to clauses (i) through (v) above.

(c)

On each Distribution Date, the Trustee shall distribute the Principal Distribution Amount for such date as follows:

(i)

On each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, until the aggregate Certificate Principal Amount of the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates equals the Target Amount for such Distribution Date, the Principal Distribution Amount will be distributed in the following order of priority:

(A)

for deposit into the Supplemental Interest Trust, the amount (to the extent such amount shall not be greater than the aggregate amount calculated pursuant to clause (a) of the definition of “Principal Remittance Amount,” as reduced by the amount calculated pursuant to clause (b) thereof) of any Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty (to the extent not paid on previous Distribution Dates or from the Interest Remittance Amount) for such Distribution Date;

(B)

to the Class A1, Class A2 and Class A3 Certificates, sequentially, in that order, until the Class Principal Amount of each such Class has been reduced to zero;

(C)

to the Subordinate Certificates, sequentially, in accordance with the Subordinate Priority, until the Class Principal Amount of each such Class has been reduced to zero; and

(D)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (A) through (C) of this Section 5.02(c)(i).

Any Principal Distribution Amount remaining on any Distribution Date after the Target Amount is achieved will be applied as part of Monthly Excess Cashflow for such Distribution Date as provided in subsection (d) of this Section.

(ii)

On each Distribution Date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Distribution Amount for such date will be distributed in the following order of priority:

(A)

for deposit into the Supplemental Interest Trust the amount (to the extent such amount shall not be greater than the aggregate amount calculated pursuant to clause (a) of the definition of “Principal Remittance Amount,” as reduced by the amount calculated pursuant to clause (b) thereof) of any Net Swap Payment or Swap Termination Payment owed to the Swap Counterparty (to the extent not paid on previous Distribution Dates or from the Interest Remittance Amount) for such Distribution Date;

(B)

(1) so long as any of the Subordinate Certificates are outstanding, to the Class A1, Class A2 and Class A3 Certificates, sequentially, in that order, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount paid to the Supplemental Interest Trust on such Distribution Date pursuant to clauses (A) above and (y) the Senior Principal Distribution Amount for such Distribution Date, in each case, until the Class Principal Amount of each such Class has been reduced to zero; or (2) if none of the Subordinate Certificates are outstanding, to the Class A1, Class A2 and Class A3 Certificates, sequentially, in that order, the Principal Distribution Amount for such Distribution Date until the Class Principal Amount of such Class has been reduced to zero;

(C)

to the Class M1 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) and (B) above, respectively, and (y) the M1 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(D)

to the Class M2 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (C) above, respectively, and (y) the M2 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(E)

to the Class M3 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1 and Class M2 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (D) above, respectively, and (y) the M3 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(F)

to the Class M4 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2 and Class M3 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (E) above, respectively, and (y) the M4 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(G)

to the Class M5 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3 and Class M4 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (F) above, respectively, and (y) the M5 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(H)

to the Class M6 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (G) above, respectively, and (y) the M6 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(I)

to the Class M7 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (H) above, respectively, and (y) the M7 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(J)

to the Class M8 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (I) above, respectively, and (y) the M8 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(K)

to the Class M9 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (J) above, respectively, and (y) the M9 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(L)

to the Class B1 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (K) above, respectively, and (y) the B1 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero;

(M)

to the Class B2 Certificates, an amount equal to the lesser of (x) the excess of (a) the Principal Distribution Amount for such Distribution Date over (b) the amount distributed to the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class B1 Certificates or paid to the Supplemental Interest Trust on such date pursuant to clauses (A) through (L) above, respectively, and (y) the B2 Principal Distribution Amount for such date, until the Class Principal Amount of such Class has been reduced to zero; and

(N)

for application as part of Monthly Excess Cashflow for such Distribution Date, as provided in subsection (d) of this Section, any Principal Distribution Amount remaining after application pursuant to clauses (A) through (M) above.

(d)

On each Distribution Date, the Trustee shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

(i)

for each Distribution Date occurring (a) before the Stepdown Date or (b) on or after the Stepdown Date but for which a Trigger Event is in effect, then until the aggregate Certificate Principal Amount of the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates equals the Target Amount for such Distribution Date, in the following order of priority:

(A)

to the Class A1, Class A2 and Class A3 Certificates, sequentially, in that order, in reduction of their respective Class Principal Amounts, after giving effect to previous principal distributions on such Distribution Date pursuant to subsections 5.02(c)(i) and 5.02(c)(ii), until the Class Principal Amount of each such Class has been reduced to zero; and

(B)

to each Class of Subordinate Certificates, in reduction of their respective Class Principal Amounts, sequentially, in accordance with the Subordinate Priority, until the Class Principal Amount of each such Class has been reduced to zero;

(ii)

for each Distribution Date occurring on or after the Stepdown Date and for which a Trigger Event is not in effect, in the following order of priority:

(A)

to the Class A1, Class A2 and Class A3 Certificates, sequentially, in that order, in reduction of their respective Class Principal Amounts, after giving effect to previous principal distributions on such Distribution Date pursuant to subsections 5.02(c)(i) and 5.02(c)(ii), until the aggregate Class Principal Amount of the Senior Certificates, after giving effect to distributions on such Distribution Date, equals the Senior Target Amount;

(B)

to the Class M1 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class and the Senior Certificates, after giving effect to distributions on such Distribution Date, equals the M1 Target Amount;

(C)

to the Class M2 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount for such Class, the Senior Certificates and the Class M1 Certificates, after giving effect to distributions on such Distribution Date, equals the M2 Target Amount;

(D)

to the Class M3 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1 and Class M2  Certificates, after giving effect to distributions on such Distribution Date, equals the M3 Target Amount;

(E)

to the Class M4 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2 and Class M3 Certificates, after giving effect to distributions on such Distribution Date, equals the M4 Target Amount;

(F)

to the Class M5 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2 and Class M3 and Class M4 Certificates, after giving effect to distributions on such Distribution Date, equals the M5 Target Amount;

(G)

to the Class M6 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2, Class M3, Class M4 and Class M5 Certificates, after giving effect to distributions on such Distribution Date, equals the M6 Target Amount;

(H)

to the Class M7 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Certificates, after giving effect to distributions on such Distribution Date, equals the M7 Target Amount;

(I)

to the Class M8 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6 and Class M7 Certificates, after giving effect to distributions on such Distribution Date, equals the M8 Target Amount;

(J)

to the Class M9 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7 and Class M8 Certificates, after giving effect to distributions on such Distribution Date, equals the M9 Target Amount;

(K)

to the Class B1 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates, after giving effect to distributions on such Distribution Date, equals the B1 Target Amount; and

(L)       to the Class B2 Certificates, in reduction of their Class Principal Amount, until the aggregate Class Principal Amount of such Class, the Senior Certificates and the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9 and Class B1 Certificates, after giving effect to distributions on such Distribution Date, equals the B2 Target Amount;

(iii)

to the Basis Risk Reserve Fund, an amount equal to the Basis Risk Payment for such Distribution Date, and then from the Basis Risk Reserve Fund, in the following order of priority:

(A)

concurrently, in proportion to their respective Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls, after giving effect to previous distributions on such Distribution Date, to each Class of Senior Certificates, any applicable Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each such Class and such Distribution Date;

(B)

to each Class of Subordinate Certificates, sequentially, in accordance with the Subordinate Priority, any applicable Basis Risk Shortfall and Unpaid Basis Risk Shortfall for each such Class and such Distribution Date; and

(C)

to the Supplemental Interest Trust, for application pursuant to Section 5.02(e)(ix), any amounts remaining in the Basis Risk Reserve Fund, after taking into account distributions pursuant to clauses (A) and (B) above, in excess of the Required Reserve Fund Amount for such Distribution Date;

(iv)

to each Class of Subordinate Certificates, sequentially, in accordance with the Subordinate Priority, any Deferred Amount for each such Class and such date;

(v)

on the Distribution Date occurring in February 2010 (or the next succeeding Distribution Date on which sufficient funds are available in the Certificate Account to make such distributions to the Class P Certificates), $100 in payment of its Class P Principal Amount;

(vi)

to the Supplemental Interest Trust, the Class X Distributable Amount (less any Basis Risk Payment for such Distribution Date) for such Distribution Date, for application pursuant to Section 5.02(e)(ix); and

(vii)

to the Class R Certificate, any amount remaining on such date after application pursuant to clauses (i) through (vi) above.

(e)

On each Distribution Date, the Trustee shall distribute the Supplemental Interest Trust Amount for such date as follows:

(i)

to the Swap Counterparty, any Net Swap Payment owed to the Swap Counterparty pursuant to the Swap Agreement for such Distribution Date;

(ii)

to the Swap Counterparty, any Swap Termination Payment not due to a Swap Counterparty Trigger Event owed to the Swap Counterparty (to the extent not paid on previous Distribution Dates) pursuant to the Swap Agreement;

(iii)

to the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates, Current Interest and any Carryforward Interest for each such Class and such Distribution Date; for application pursuant to the priorities set forth in Sections 5.02(b)(ii) and (iii), to the extent unpaid pursuant to such Sections, such amount to be allocated proportionately on the basis of amounts distributable pursuant to such priorities;

(iv)

to the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates, any amount necessary to maintain the Targeted Overcollateralization Amount specified in Sections 5.02(d)(i) and (ii) for such Distribution Date, for application pursuant to the priorities set forth in such clauses, after giving effect to distributions pursuant to such clauses, provided however, that such amount shall not exceed cumulative Realized Losses incurred;

(v)

to the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates, any Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls for each such class for such Distribution Date, for application pursuant to the priorities set forth in Sections 5.02(d)(iii)(A) and (B), to the extent unpaid pursuant to such clauses;

(vi)

to the Subordinate Certificates, any Deferred Amount for each such class and such Distribution Date for application pursuant to the priorities set forth in Sections 5.02(d)(iv), to the extent unpaid pursuant to such clause;

(vii)

if applicable, to the Termination Receipts Account for application to the purchase of a replacement swap agreement pursuant to Section 5.09;

(viii)

to the Swap Counterparty, any Swap Termination Payment due to a Swap Counterparty Trigger Event owed to the Swap Counterparty (to the extent not paid on previous Distribution Dates) pursuant to the Swap Agreement;

(ix)

to the Class X Certificates, any amount deposited into the Supplemental Interest Trust pursuant to Section 5.02(d)(iii)(C) or Section 5.02(d)(vi) and any remaining Supplemental Interest Trust Amount; and

(x)

on the first Distribution Date on which the Class Principal Amount of each Class of Certificates has been reduced to zero, to the Class X Certificates, all amounts remaining in the Supplemental Interest Trust.

(f)

On each Distribution Date, an amount equal to the aggregate of all Prepayment Premiums collected during the preceding Prepayment Period shall be distributed to the Class P Certificates.

Section 5.03

Allocation of Losses.

On each Distribution Date, the Class Principal Amounts of the Subordinate Certificates will be reduced by the amount of any Applied Loss Amount for such date, in the following order of priority:

(i)

to the Class B2 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ii)

to the Class B1 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(iii)

to the Class M9 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(iv)

to the Class M8 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(v)

to the Class M7 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(vi)

to the Class M6 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(vii)

to the Class M5 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(viii)

to the Class M4 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(ix)

to the Class M3 Certificates, until the Class Principal Amount thereof has been reduced to zero;

(x)

to the Class M2 Certificates, until the Class Principal Amount thereof has been reduced to zero; and

(xi)

to the Class M1 Certificates, until the Class Principal Amount thereof has been reduced to zero.

Section 5.04

Advances by Master Servicer, Servicer and Securities Administrator.

(a)

Subject to Section 9.07, Advances shall be made in respect of each Deposit Date as provided herein.  If, on any Determination Date, the Servicer determines that any Scheduled Payments (or in the case of Simple Interest Mortgage Loans, the amount of any scheduled interest payments) due during the related Collection Period (other than Balloon Payments) have not been received, the Servicer shall advance such amount to the extent provided in the Servicing Agreement.  If the Servicer fails to remit Advances required to be made under the Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance on the Deposit Date immediately following such Determination Date.  If the Master Servicer determines that an Advance is required, it shall on the Deposit Date immediately following such Determination Date either (i) remit to the Securities Administrator from its own funds (or funds advanced by the Servicer) for deposit in the Securities Administration Account immediately available funds in an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.04, used by the Master Servicer to make such Advance, and remit such immediately available funds to the Securities Administrator for deposit in the Securities Administration Account or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance.  Any funds being held in the Collection Account for future distribution to Certificateholders and so used shall be replaced by the Master Servicer from its own funds by remittance to the Securities Administrator for deposit in the Securities Administration Account on or before any future Deposit Date to the extent that funds in the Certificate Account on such Deposit Date shall be less than payments to Certificateholders required to be made on the related Distribution Date.  The Master Servicer and the Servicer shall be entitled to be reimbursed from the Collection Account for all Advances made by it as provided in Section 4.02. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is non-recoverable, the Master Servicer shall be under no obligation to make such Advance.

(b)

In the event that the Master Servicer or Servicer fails for any reason to make an Advance required to be made pursuant to this Section 5.04 on or before the Deposit Date, the Securities Administrator, as successor Master Servicer pursuant to Section 6.14, shall, on or before the related Distribution Date, deposit in the Certificate Account an amount equal to the excess of (a) Advances required to be made by the Master Servicer or the Servicer that would have been deposited in such Certificate Account over (b) the amount of any Advance made by the Master Servicer or the Servicer with respect to such Distribution Date; provided, however, that the Securities Administrator shall be required to make such Advance only if it is not prohibited by law from doing so and it has determined that such Advance would be recoverable from amounts to be received with respect to such Mortgage Loan, including late payments, Liquidation Proceeds, Insurance Proceeds, or otherwise.  The Securities Administrator shall be entitled to be reimbursed from the Certificate Account for Advances made by it pursuant to this Section 5.04 as if it were the Master Servicer.

Section 5.05

Compensating Interest Payments.

The Master Servicer shall not be responsible for making any Compensating Interest Payments not made by the Servicer.  Any Compensating Interest Payments made by the Servicer shall be a component of the Interest Remittance Amount.

Section 5.06

Basis Risk Reserve Fund.

(a)

On the Closing Date, the Trustee shall establish and maintain in its name, in trust for the benefit of the holders of the Certificates, a Basis Risk Reserve Fund, into which Lehman Brothers Holdings Inc. (“LBH”) shall deposit $1,000.  The Basis Risk Reserve Fund shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

(b)

The Trustee shall make withdrawals from the Basis Risk Reserve Fund to make distributions pursuant to Section 5.02(d)(iii) hereof.

(c)

Funds in the Basis Risk Reserve Fund shall be invested in Eligible Investments.  The Class X Certificates shall evidence ownership of the Basis Risk Reserve Fund for federal income tax purposes and LBH on behalf of the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein.  LBH shall be liable for any losses incurred on such investments.

Section 5.07

Supplemental Interest Trust.

(a)

On the Closing Date, the Trustee shall establish and maintain in its name, a separate trust for the benefit of the holders of the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates (the “Supplemental Interest Trust”), into which LBH shall initially deposit $1,000.  The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

(b)

The Trustee shall deposit into the Supplemental Interest Trust any Net Swap Payment required pursuant to Sections 5.02(b) and (c), any Swap Termination Payment required pursuant to Sections 5.02(b) and (c), any amounts received from the Swap Counterparty under the Swap Agreement and any amounts distributed from the Basis Risk Reserve Fund required pursuant to Sections 5.02(d)(iii)(C) and (d)(vi), and shall distribute from the Supplemental Interest Trust any Net Swap Payment required pursuant to Section 5.02(e)(i) or Swap Termination Payment required pursuant to Sections 5.02(e)(ii) and 5.02(e)(viii).

(c)

Funds in the Supplemental Interest Trust shall be invested in Eligible Investments.  Any earnings on such amounts shall be distributed on each Distribution Date pursuant to Section 5.02(e).  The Class X Certificates shall evidence ownership of the Supplemental Interest Trust for federal income tax purposes and the Holder thereof shall direct the Trustee, in writing, as to investment of amounts on deposit therein.  The Class X Certificateholders shall be liable for any losses incurred on such investments.  Any amounts on deposit in the Supplemental Interest Trust in excess of the Supplemental Interest Trust Amount on any Distribution Date shall be held for distribution pursuant to Section 5.02(e) on the following Distribution Date.

(d)

Upon termination of the Trust Fund, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in Section 5.02(e).

(e)

It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Supplemental Interest Trust be disregarded as an entity separate from the holder of the Class X Certificates unless and until the date when either (a) there is more than one Class X Certificateholder or (b) any Class of Certificates in addition to the Class X Certificates is recharacterized as an equity interest in the Supplemental Interest Trust for federal income tax purposes.

To the extent that the Supplemental Interest Trust is determined to be a separate legal entity from the Trustee, any obligation of the Trustee under the Swap Agreement shall be deemed to be an obligation of the Supplemental Interest Trust.

Section 5.08

Rights of Swap Counterparty.

The Swap Counterparty shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right, upon designation of an “Early Termination Date” (as defined in the Swap Agreement), to enforce its rights under this Agreement, which rights include but are not limited to the obligation of the Trustee (A) to deposit any Net Swap Payment required pursuant to Section 5.02(b), (c) and (d) and any Swap Termination Payment required pursuant to Sections 5.02(b), (c) and (d) into the Supplemental Interest Trust, (B) to deposit any amounts from the Basis Risk Reserve Fund required pursuant to Sections 5.02(d)(iii)(C) and (d)(vi) into the Supplemental Interest Trust, (C) to pay any Net Swap Payment required pursuant to Section 5.02(e)(i) or Swap Termination Payment required pursuant to Sections 5.02(e)(ii) and 5.02(e)(viii) to the Swap Counterparty and (D) to establish and maintain the Supplemental Interest Trust, to make such deposits thereto, investments therein and distributions therefrom as are required pursuant to Section 5.07.  For the protection and enforcement of the provisions of this Section the Swap Counterparty shall be entitled to such relief as can be given either at law or in equity.

Section 5.09

Termination Receipts.

In the event of an “Early Termination Event” as defined under the Swap Agreement, (i) any Swap Termination Payment made by the Swap Counterparty to the Supplemental Interest Trust and paid pursuant to Section 5.02(e)(vii) (“Termination Receipts”) will be deposited in a segregated non-interest bearing account which shall be an Eligible Account established by the Trustee (the “Termination Receipts Account”) and (ii) any amounts received from a replacement Swap Counterparty (“Replacement Receipts”) will be deposited in a segregated non-interest bearing account which shall be an Eligible Account established by the Trustee (the “Replacement Receipts Account”).  The Trustee shall invest, or cause to be invested, funds held in the Termination Receipts Account and the Replacement Receipts Account in time deposits of the Trustee as permitted by clause (ii) of the definition of Eligible Investments or as otherwise directed in writing by a majority of the Certificateholders.  All such investments must be payable on demand or mature on a Distribution Date or such other date as directed by the Certificateholders.  All such Eligible Investments will be made in the name of the Trustee of the Supplemental Interest Trust (in its capacity as such) or its nominee.  All income and gain realized from any such investment shall be deposited in the Termination Receipts Account or the Replacement Receipts Account, as applicable, and all losses, if any, shall be borne by the related account.

Unless otherwise permitted by the Rating Agencies as evidenced in a written confirmation, the Trustee will promptly, with the assistance and cooperation of the Depositor, use amounts on deposit in the Termination Receipts Account, if necessary, to enter into replacement Swap Agreements which shall be executed and delivered by the Trustee upon receipt of written confirmation from each Rating Agency that such replacement Swap Agreement(s) will not result in the reduction or withdrawal of the rating of any outstanding Class of Certificates with respect to which it is a Rating Agency.

Amounts on deposit in the Replacement Receipts Account shall be held for the benefit of the related Swap Counterparty and paid to such Swap Counterparty if the Supplemental Interest Trust is required to make a payment to such Swap Counterparty following an event of default or termination event with respect to the Supplemental Interest Trust under the related Swap Agreement.  Any amounts not so applied shall, following the termination or expiration of such Swap Agreement, be paid to the Class X Certificates.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01

Duties of Trustee and Securities Administrator.

(a)

The Trustee, except during the continuance of an Event of Default, and the Securities Administrator, undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee or the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator.  If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee or the Securities Administrator shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs, unless the Securities Administrator is acting as Master Servicer, in which case it shall use the same degree of care and skill as the Master Servicer hereunder.

(b)

Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are on their face in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Master Servicer, the Servicer or the Credit Risk Manager to the Trustee or the Securities Administrator pursuant to this Agreement, and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant to this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform on its face to the form required by this Agreement in a material manner the Trustee shall notify the Person providing such resolutions, certificates, statements, opinions, reports or other documents of the non-conformity, and if the instrument is not corrected to the Trustee’s satisfaction, the Trustee will provide notice thereof to the Certificateholders and any NIMS Insurer and will, at the expense of the Trust Fund, which expense shall be reasonable given the scope and nature of the required action, take such further action as directed by the Certificateholders and any NIMS Insurer.

(c)

Neither the Trustee nor the Securities Administrator shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.  Notwithstanding anything in this Agreement to the contrary, neither the Trustee nor the Securities Administrator shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).  No provision of this Agreement shall be construed to relieve the Trustee or the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

Neither the Trustee nor the Securities Administrator shall be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)

For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Holders of the Certificates and this Agreement;

(iii)

For all purposes under this Agreement, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)

No provision of this Agreement shall require the Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under this Agreement;

(v)

Neither the Trustee nor the Securities Administrator shall be responsible for any act or omission of the Master Servicer, the Servicer, the Depositor, the Seller or the Custodian and neither the Securities Administrator nor the Trustee shall be responsible for any act or omission of the other.

(d)

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the Master Servicer upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee and makes reference to this series of Certificate or this Agreement, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)

Neither the Trustee nor the Securities Administrator shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of any NIMS Insurer or the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee or the Securities Administrator or exercising any trust or power conferred upon the Trustee or the Securities Administrator, as applicable, under this Agreement.

(f)

Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator, as applicable, to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or the Servicer under this Agreement or the Servicing Agreement except during such time, if any, as the Securities Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)

The Trustee shall not be held liable by reason of any insufficiency in the Collection Account resulting from any investment loss on any Eligible Investment included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

(h)

The Trustee shall not and, except as otherwise provided herein, the Securities Administrator shall not have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, and (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Collection Account, the Securities Administration Account or the Certificate Account, as applicable.  Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty to confirm or verify the contents of any reports or certificates of the Master Servicer, the Servicer or the Credit Risk Manager delivered to the Trustee or the Securities Administrator pursuant to this Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(i)

Neither the Securities Administrator  nor the Trustee shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee or the Securities Administrator, as applicable, unless it shall be proved that the Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts.

(j)

Notwithstanding anything in this Agreement to the contrary, neither the Securities Administrator nor the Trustee shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee or the Securities Administrator, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)

Neither the Securities Administrator nor the Trustee shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another, or of the Master Servicer or the Servicer.

Section 6.02

Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(i)

Each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(iv)

Unless an Event of Default shall have occurred and be continuing, neither the Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by any NIMS Insurer or the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates; provided, however, that, if the payment within a reasonable time to the Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee or the Securities Administrator, as applicable, not reasonably assured to the Trustee or the Securities Administrator by the security afforded to it by the terms of this Agreement, the Trustee or the Securities Administrator, as applicable, may require reasonable indemnity against such expense or liability or payment of such estimated expenses from any NIMS Insurer or the Certificateholders, as applicable, as a condition to proceeding.  The reasonable expense thereof shall be paid by the party requesting such investigation and if not reimbursed by the requesting party shall be reimbursed to the Trustee by the Trust Fund;

(v)

Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment, provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein, and provided further that neither the Trustee nor the Securities Administrator shall be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by the Trustee or the Securities Administrator, as applicable;

(vi)

Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders or any NIMS Insurer pursuant to the provisions of this Agreement, unless such Certificateholders or any NIMS Insurer shall have offered to the Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(vii)

The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act; and

(viii)

Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

Section 6.03

Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Swap Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan, or related document save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.  The Trustee and the Securities Administrator shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans to the Trust Fund by the Depositor or for the use or application of any funds deposited into the Collection Account, the Certificate Account, the Securities Administration Account any Escrow Account or any other fund or account maintained with respect to the Certificates.  The Trustee and the Securities Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  The Trustee shall not, and except as otherwise provided herein, the Securities Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04

Trustee and the Securities Administrator May Own Certificates.

The Trustee and the Securities Administrator and any Affiliate or agent of either of them in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator  or such agent.

Section 6.05

Eligibility Requirements for Trustee and Securities Administrator.

The Trustee and the Securities Administrator hereunder shall at all times be (i) an institution whose accounts are insured by the FDIC, (ii) a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not an Affiliate of the Master Servicer or any Servicer (except in the case of the Securities Administrator).  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In addition, the Securities Administrator (i) may not be an originator of Mortgage Loans, the Master Servicer, a Servicer, the Depositor or an affiliate of the Depositor unless the Securities Administrator is in an institutional trust department of the Securities Administrator, (ii) must be authorized to exercise corporate trust powers under the laws of its jurisdiction of organization and (iii) must be rated at least “A/F1” by Fitch, if Fitch is a Rating Agency that has rated the Securities Administrator, or the equivalent rating by S&P or Moody’s.  In case at any time the Trustee or the Securities Administrator shall cease to be eligible in accordance with provisions of this Section, the Trustee or the Securities Administrator, as applicable, shall resign immediately in the manner and with the effect specified in Section 6.06.

Section 6.06

Resignation and Removal of Trustee and the Securities Administrator.

(a)

Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor, any NIMS Insurer and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, acceptable to any NIMS Insurer by written instrument, one copy of which instrument shall be delivered to the resigning Trustee and the resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to each of the Master Servicer and any NIMS Insurer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.

(b)

If at any time (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.05 and shall fail to resign after written request therefor by the Depositor or any NIMS Insurer, (ii) the Trustee or the Securities Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property shall be appointed, or any public officer shall take charge or control of the Trustee or the Securities Administrator or of either of their property or affairs for the purpose of rehabilitation, conservation or liquidation, (iii) the Securities Administrator shall fail to observe or perform in any material respect any of the covenants or agreements of the Securities Administrator contained in this Agreement, including any failure to remit payment to the Trustee on the Deposit Date which failure continues unremedied for a period of one Business Day (unless such failure to remit payment is directly caused by a failure by the Master Servicer to remit payments to the Securities Administrator and the Trustee has not terminated the Master Servicer as a result of such failure to remit, in which case the Securities Administrator shall remit payment as promptly as possible, but in no case later than one Business Day after recovering payment from the Master Servicer), (iv) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, (v) the continued use of the Trustee or Securities Administrator would result in a downgrading of the rating by any Rating Agency of any Class of Certificates with a rating or (vi) the Depositor desires to replace the Securities Administrator with a successor Securities Administrator, which successor is willing to sign the Form 10-K Certification, then the Depositor, the Master Servicer, the Trustee (with regard to clause (iii) only) or any NIMS Insurer shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, acceptable to any NIMS Insurer and the Master Servicer by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy each to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer and any NIMS Insurer.

(c)

The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates (or any NIMS Insurer in the event of failure of the Trustee or Securities Administrator, as applicable, to perform its obligations hereunder) may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney in fact duly authorized (or by any NIMS Insurer), one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee, one copy each to the Master Servicer and any NIMS Insurer; the Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section mutually acceptable to the Depositor, the Master Servicer and any NIMS Insurer.

(d)

Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07

Successor Trustee and Successor Securities Administrator.

(a)

Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor, the Master Servicer, any NIMS Insurer and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  A predecessor trustee shall deliver to the Trustee or any successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Mortgage Files and documents and statements related to each Mortgage File held by it hereunder, and shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the predecessor trustee in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Master Servicer and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.

(b)

No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator shall be eligible under the provisions of Section 6.05.

(c)

Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to any Rating Agency.  The expenses of such mailing shall be borne by the predecessor trustee or predecessor securities administrator, as applicable.

Section 6.08

Merger or Consolidation of Trustee or the Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that, in the case of the Trustee, such Person shall be eligible under the provisions of Section 6.05.

Section 6.09

Appointment of Co Trustee, Separate Trustee or Custodian.

(a)

Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee and any NIMS Insurer, to act either as co trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate Trustees, co trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Securities Administrator to make Advances pursuant to Section 5.04 and 6.14 hereof shall not be affected or assigned by the appointment of a co trustee.

(b)

Every separate trustee, co trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)

all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co trustee, or custodian;

(iii)

no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)

the Trustee or the Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificates may at any time accept the resignation of or remove any separate trustee, co trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer and any NIMS Insurer.

(d)

Any separate trustee, co trustee or custodian may, at any time, constitute the Trustee its agent or attorney in fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)

No separate trustee, co trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)

The Trustee agrees to instruct the co trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)

The Trustee shall pay the reasonable compensation of the co trustees requested by the Trustee to be so appointed (which compensation shall not reduce any compensation payable to the Trustee ) and, if paid by the Trustee, shall be a reimbursable expense pursuant to Section 6.12.

Section 6.10

Authenticating Agents.

(a)

The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities and acceptable to any NIMS Insurer.

(b)

Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)

Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee, any NIMS Insurer and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, any NIMS Insurer and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Depositor and any NIMS Insurer and shall mail notice of such appointment to all Holders of Certificates.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee.  Any Authenticating Agent shall be entitled to reasonable compensation for its services and, if paid by the Trustee, it shall be a reimbursable expense pursuant to Section 6.12.

Section 6.11

Indemnification of Trustee and Securities Administrator.

The Trustee and the Securities Administrator and their respective directors, officers, employees and agents shall be entitled to indemnification from the Trust Fund for any loss, liability or expense incurred in connection with any legal proceeding or incurred without negligence or willful misconduct on their part, arising out of, or in connection with, the acceptance or administration of the trusts created hereunder or in connection with the performance of their duties hereunder or under the Swap Agreement, the Mortgage Loan Sale Agreement, the Transfer Agreement, the Servicing Agreement or the Custodial Agreement, including any applicable fees and expenses payable pursuant to Section 6.12 and the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided that:

(i)

with respect to any such claim, the Trustee or the Securities Administrator, as applicable, shall have given the Depositor, the Master Servicer, any NIMS Insurer and the Holders written notice thereof promptly after a Responsible Officer of the Trustee or the Securities Administrator, as applicable, shall have knowledge thereof provided that the failure to provide such prompt written notice shall not affect the Trustee’s or Securities Administrator’s right to indemnification hereunder;

(ii)

while maintaining control over its own defense, the Trustee or the Securities Administrator, as applicable, shall cooperate and consult fully with the Depositor, the Master Servicer and any NIMS Insurer in preparing such defense; and

(iii)

notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee or the Securities Administrator, as applicable, entered into without the prior consent of the Depositor, the Master Servicer and any NIMS Insurer, which consent shall not be unreasonably withheld.

The Trustee shall be further indemnified by the Seller for and held harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the third paragraph of Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph.

The Trustee shall be further indemnified by the Seller for and held harmless against, any loss, liability or expense arising out of, or in connection with, the provisions set forth in the third paragraph of Section 2.01(a) hereof, including, without limitation, all costs, liabilities and expenses (including reasonable legal fees and expenses) of investigating and defending itself against any claim, action or proceeding, pending or threatened, relating to the provisions of such paragraph.

The provisions of this Section 6.11 shall survive any termination of this Agreement and the resignation or removal of the Trustee or the Securities Administrator, as applicable, and shall be construed to include, but not be limited to any loss, liability or expense under any environmental law.

Section 6.12

Fees and Expenses of Securities Administrator, Trustee and Custodian.

The Trustee shall be entitled on each Distribution Date to 1/12th of the Trustee Fee which shall be paid first, from investment income and earnings on amounts on deposit in the Certificate Account as provided in Section 4.04 and second, from investment income and earnings on amounts on deposit in the Securities Administration Account (which shall be paid by the Securities Administrator on behalf of the Trust Fund) as provided in Section 4.05.  The Securities Administrator shall be entitled to any remaining investment income and earnings on the Securities Administration Account.  The Securities Administrator shall be entitled to any investment income and earnings on the Certificate Account.  The Trustee and the Securities Administrator shall be entitled to reimbursement of all reasonable expenses, disbursements and advances incurred or made by the Securities Administrator or Trustee, as applicable, in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment and any amounts described in Section 10.01 to which such party is entitled as provided therein), except for expenses, disbursements and advances incurred by the Trustee or Securities Administrator in the routine administration of its duties hereunder and any such expenses arising from its negligence, bad faith or willful misconduct.  If the Trustee Fee is not fully paid from investment income and earnings on amounts on deposit in the Securities Administration Account, the Trust Fund shall immediately reimburse the Trustee upon demand for any shortfall from amounts on deposit in the Certificate Account.  The Custodian shall receive compensation and reimbursement or payment of its expenses under the Custodial Agreement as provided therein; provided that, to the extent required under Section 6 of the Custodial Agreement, the Trustee is hereby authorized to pay such compensation from amounts on deposit in the Certificate Account prior to any distributions to Certificateholders pursuant to Section 5.02 hereof.

Section 6.13

Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by the Trustee pursuant to this Agreement.  The Trustee shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.  If the Trustee shall not have timely received amounts to be remitted with respect to the Mortgage Loans from the Master Servicer, the Trustee shall request the Master Servicer to make such distribution as promptly as practicable or legally permitted.  If the Trustee shall subsequently receive any such amount, it may withdraw such request.

Section 6.14

Events of Default; Trustee To Act; Appointment of Successor.

(a)

The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)

Any failure by the Master Servicer to furnish to the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.03(a) (other than with respect to the information referred to in clauses (xviii), (xix), (xx) and (xxi) of such Section 4.03(a)) which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure shall have been given to such Master Servicer by the Trustee or the Securities Administrator or to such Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount of each Class of Certificates affected thereby; or

(ii)

Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates or by any NIMS Insurer; or

(iii)

A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or any Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer; or

(iv)

The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property; or

(v)

The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

(vi)

The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.27 hereof; or

(vii)

If a representation or warranty set forth in Section 9.14 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates or by any NIMS Insurer; or

(viii)

A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee, any NIMS Insurer and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates; or

(ix)

The Master Servicer has notice or actual knowledge that the Servicer at any time is not either a Fannie Mae- or Freddie Mac- approved Seller/Servicer, and the Master Servicer has not terminated the rights and obligations of the Servicer under the Servicing Agreement and replaced the Servicer with a Fannie Mae- or Freddie Mac -approved servicer within 60 days of the date the Master Servicer receives such notice or acquires such actual knowledge; or

(x)

After receipt of notice from the Trustee or any NIMS Insurer, any failure of the Master Servicer to remit to the Securities Administrator any payment required to be made to the Securities Administrator for the benefit of Certificateholders under the terms of this Agreement, including any Advance, on any Master Servicer Remittance Date which such failure continues unremedied for a period of one Business Day after the date upon which notice of such failure shall have been given to the Master Servicer by the Trustee.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time prescribed by this Section, the Trustee, by notice in writing to the Master Servicer (with a copy to the Securities Administrator) may, and shall, if so directed by Certificateholders evidencing more than 50% of the Class Principal Amount of each Class of Certificates, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  If an Event of Default described in clause (x) of this Section shall occur, then, in each and every case, subject to applicable law, so long as such Event of Default shall not have been remedied within the time period prescribed by clause (x) of this Section 6.14, the Trustee, by notice in writing to the Master Servicer, shall promptly terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Securities Administrator and upon receipt of written notice by the Securities Administrator from the Trustee pursuant to and under the terms of this Agreement; provided, however, the parties acknowledge that notwithstanding the preceding sentence there may be a transition period, not to exceed 90 days, in order to effect the transfer of the Master Servicing obligations to the Securities Administrator.  The Securities Administrator is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise.  The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying the Servicer of the assignment of the master servicing function and providing the Securities Administrator or its designee all documents and records in electronic or other form reasonably requested by it to enable the Securities Administrator or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Securities Administrator for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Collection Account maintained by such defaulting Master Servicer and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans.  The Master Servicer being terminated (or the Trust Fund, if the Master Servicer is unable to fulfill its obligations hereunder) as a result of an Event of Default shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending the Agreement, if necessary.

The Securities Administrator and the Trustee shall be entitled to be reimbursed from the Master Servicer (or by the Trust Fund, if the Master Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of master servicing from the predecessor Master Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all master servicing data and the completion, correction or manipulation of such servicing data as may be required by the Securities Administrator to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Securities Administrator to master service the Mortgage Loans properly and effectively.  If the terminated Master Servicer does not pay such reimbursement within thirty (30) days of its receipt of an invoice therefore, such reimbursement shall be an expense of the Trust and the Securities Administrator and the Trustee, as applicable, shall be entitled to withdraw such reimbursement from amounts on deposit in the Certificate Account pursuant to Section 4.04(b); provided that the terminated Master Servicer shall reimburse the Trust for any such expense incurred by the Trust; and provided, further, that the Securities Administrator shall decide whether and to what extent it is in the best interest of the Certificateholders to pursue any remedy against any party obligated to make such reimbursement.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement to the extent provided in Section 4.02 to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.

If any Event of Default shall occur, the Trustee, upon a Responsible Officer of the Trustee becoming aware of the occurrence thereof, shall promptly notify the Securities Administrator, any NIMS Insurer and each Rating Agency of the nature and extent of such Event of Default.  The Trustee shall immediately give written notice to the Master Servicer upon the Master Servicer’s failure to remit funds on the Master Servicer Remittance Date.

(b)

On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 9.28 and within a period of time not to exceed 90 days after the Securities Administrator receives written notice from the Trustee pursuant to Section 6.14(a) or Section 9.28, the Securities Administrator, unless another master servicer shall have been appointed, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s or the Trustee’s failure to provide information required by this Agreement shall not be considered a default by the Securities Administrator or the Trustee hereunder.  In addition, the Securities Administrator shall have no responsibility for any act or omission of the Master Servicer prior to the issuance of any notice of termination and within a period of time not to exceed 90 days after the Securities Administrator receives written notice from the Trustee pursuant to Section 6.14(a) or Section 9.28, as applicable.  The Securities Administrator shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.14.  In the Securities Administrator’s capacity as such successor, the Securities Administrator shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Securities Administrator shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee.

(c)

Notwithstanding the above, the Securities Administrator may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, request the Trustee to appoint, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties or liabilities of the Master Servicer hereunder.  Any entity designated by the Trustee or the Securities Administrator as a successor master servicer may be an Affiliate of the Trustee or the Securities Administrator; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee or the Securities Administrator, in its individual capacity shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.  In connection with such appointment and assumption, the Trustee or the Securities Administrator may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.  The Trustee, the Securities Administrator and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the servicing to be conducted hereunder which are not inconsistent herewith.  The Master Servicer shall cooperate with the Trustee, the Securities Administrator and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee, the Securities Administrator and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and the transfer to the Trustee, the Securities Administrator or such successor master servicer, as applicable, all amounts which shall at the time be or should have been deposited by the Master Servicer in the Collection Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans.  Neither the Trustee, the Securities Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the Master Servicer to cooperate as required by this Agreement, (iii) the failure of the Master Servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer.  Neither the Securities Administrator nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Trustee to deliver, or any delay in delivering cash, documents or records to it, or (ii) the failure of Trustee to cooperate as required by this Agreement.

Section 6.15

Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of any NIMS Insurer and the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith).  Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16

Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of Certificateholders (with the consent of any NIMS Insurer) may waive any default or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any required deposit to the Certificate Account that would result in a failure of the Trustee to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the affected Certificateholders and with the consent of any NIMS Insurer.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17

Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee shall promptly mail notice thereof by first class mail to the Securities Administrator, the Certificateholders at their respective addresses appearing on the Certificate Register and any NIMS Insurer.  The Trustee shall also, within 45 days after the occurrence of any Event of Default known to a Responsible Officer of the Trustee, give written notice thereof to Securities Administrator, any NIMS Insurer and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45 day period.

Section 6.18

Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Section 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may, with the consent of any NIMS Insurer, direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as master servicer hereunder) at the request, order or direction of any of the Certificateholders or any NIMS Insurer, unless such Certificateholders or any NIMS Insurer shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel acceptable to any NIMS Insurer, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non assenting Certificateholders.

Section 6.19

Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that the Trustee or the Securities Administrator shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee or the Securities Administrator, as applicable, shall give notice thereof to the Master Servicer and any NIMS Insurer and the Trustee or Securities Administrator, as applicable.

Section 6.20

Preparation of Tax Returns and Other Reports.

(a)

The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator determines that a state tax return or other return is required, then, at its sole expense, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and supplemental tax information and such other information within the Securities Administrator’s control as the Depositor may reasonably request in writing. The Securities Administrator shall furnish to the Trustee, who shall furnish to each Certificateholder, such forms and such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them (other than any Form 1099s).  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)

The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each of the REMICs specified in the Preliminary Statement, an application for an employer identification number on IRS Form SS 4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Trustee and the Depositor.  The Trustee shall have no obligation to verify the information in any Form 8811 or Form SS-4 filing.

(c)

The Depositor shall prepare or cause to be prepared the initial current report on Form 8-K.  Thereafter, within 10 days (or, if applicable, within such shorter period of time as is required under the rules of the Securities and Exchange Commission (the “Commission”) as in effect from time to time (the “Rules”)) following each Distribution Date, the Securities Administrator shall, in accordance with industry standards and the Rules, prepare and file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K (or such other form as is prescribed by the Rules) that includes (i) a copy of the statement to the Certificateholders for such Distribution Date, (ii) a copy of each report made available by the Credit Risk Manager pursuant to Section 9.34 (provided each such report is made available to the Securities Administrator in a format compatible with EDGAR filing requirements) and (iii) such other information as is required by the Rules and available to the Securities Administrator in a format compatible with EDGAR filing requirements.  Prior to January 30 in the first year, unless it has received prior instructions from the Depositor not to do so, the Securities Administrator shall, in accordance with industry standards, prepare and file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable.  Prior to March 30, 2006 and, unless and until a Form 15 Suspension Notification shall have been filed, on or prior to March 30 of each year thereafter, the Securities Administrator shall file (but will not execute) a Form 10-K, in substance conforming to industry standards and complying with the Rules, with respect to the Trust Fund.  Each Form 10-K shall include the certification required pursuant to Rule 13a-14 under the Securities and Exchange Act of 1934 (the “1934 Act”), as amended (the “Form 10-K Certification”) signed by an appropriate party or parties (which Form 10-K Certification neither the Securities Administrator nor the Trustee shall be required to prepare or sign) and such other information as is required by the Rules.  The Securities Administrator shall promptly send copies of each periodic report filed on Form 8-K or other applicable form, each annual report on Form 10-K, and each Form 15 Suspension Notification, together in each case with the acceptance confirmation receipt from EDGAR, to McKee Nelson LLP and to the Depositor (i) by e-mail to the e-mail addresses provided in writing by each of McKee Nelson LLP and the Depositor, respectively and (ii) to McKee Nelson LLP at 1919 M Street, N.W., Washington, D.C. 20036, and to the Depositor at the address specified in Section 11.07, in each case to the attention of a designated contact specified by each of McKee Nelson LLP and the Depositor, respectively.  The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each Form 8-K (or other applicable form for filing of periodic reports).  Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund.  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Securities Administrator shall have no responsibility to file any items other than those specified in this section.

(d)

If so requested, the Securities Administrator shall sign a certification (in the form attached hereto as Exhibit Q) for the benefit of the Person(s) signing the Form 10-K Certification regarding certain aspects of such Form 10-K Certification (provided, however, that the Securities Administrator shall not be required to undertake an analysis of the accountant’s report attached as an exhibit to the Form 10-K).

(e)

Each person (including their officers or directors) that signs any Form 10-K Certification shall be entitled to indemnification from the Trust Fund for any liability or expense incurred by it in connection with such certification, other than any liability or expense attributable to such Person’s own bad faith, negligence or willful misconduct.  The provisions of this subsection shall survive any termination of this Agreement and the resignation or removal of such Person.

Section 6.21

Reporting Requirements of the Commission

The Trustee, the Master Servicer and the Securities Administrator shall reasonably cooperate with the Depositor and its counsel to enter into such amendments or modifications to the Agreement as may be necessary to comply with the Rules and any interpretation thereof by the staff of the Commission, subject to the provisions of Section 11.03 hereof.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND

TERMINATION OF THE TRUST FUND

Section 7.01

Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)

The respective obligations and responsibilities of the Trustee and the Master Servicer created hereby (other than the obligation of the Trustee to make payments to Certificateholders and the Swap Counterparty as set forth in Section 7.02, the obligation of the Master Servicer to make a final remittance to the Securities Administrator pursuant to Section 4.01, the obligation of the Securities Administrator to make a final remittance to the Trustee pursuant to Section 4.05 and the obligations of the Master Servicer to the Trustee pursuant to Sections 9.10, 9.14 and 9.31) shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the sale of the property held by the Trust Fund in accordance with Section 7.01(b) and (iii) the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)

On any Distribution Date occurring on or after the Initial Optional Purchase Date, the Master Servicer, with the prior written consent of any NIMS Insurer and the Seller, which consent shall not be unreasonably withheld, has the option to cause the Trust Fund to adopt a plan of complete liquidation pursuant to Section 7.03(a)(i) hereof to sell all of its property.  Upon exercise of such option, the property of the Trust Fund shall be sold to the Master Servicer at a price (the “Termination Price”) equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan on the day of such purchase plus interest accrued thereon at the applicable Mortgage Rate with respect to any Mortgage Loan to the Due Date in the Collection Period immediately preceding the related Distribution Date to the date of such repurchase, (ii) the fair market value of any REO Property and any other property held by any REMIC, such fair market value to be determined by an independent appraiser or appraisers mutually agreed upon by the Master Servicer, any NIMS Insurer and the Trustee (reduced, in the case of REO Property, by (1) reasonably anticipated disposition costs and (2) any amount by which the fair market value as so reduced exceeds the outstanding principal balance of the related Mortgage Loan plus interest accrued thereon at the applicable Net Mortgage Rate to the date of such purchase), (iii) any unreimbursed Servicing Advances and (iv) any Swap Termination Payment payable to the Swap Counterparty as a result of a termination pursuant to this Section; provided, however, if there are any NIM Securities outstanding, the Master Servicer may only exercise its option after receiving the prior written consent of the holders of such NIM Securities and, if such consent is given, the Termination Price shall also include an amount equal to the sum of (1) any accrued interest on the NIM Securities, (2) the unpaid principal balance of any such NIM Securities and (3) any other reimbursable expenses owed by the issuer of the NIM Securities (the “NIM Redemption Amount”).  The Master Servicer, the Servicer, the Securities Administrator (or the Trustee, if applicable) and the Custodian shall be reimbursed from the Termination Price for any Mortgage Loan or related REO Property for any Advances made or other amounts advanced with respect to the Mortgage Loans that are reimbursable to any such entity under this Agreement, the Servicing Agreement or the Custodial Agreement, together with any accrued and unpaid compensation and any other amounts due to the Master Servicer, the Securities Administrator or the Trustee hereunder or the Servicer or the Custodian.  If the NIMS Insurer directs the Master Servicer to exercise its right to cause the Trust Fund to adopt a plan of complete liquidation as described above, then (i) the Master Servicer shall cause the Trust Fund to adopt a plan of complete liquidation as described above, (ii) the NIMS Insurer shall remit the Termination Price in immediately available funds to the Master Servicer at least three Business Days prior to the applicable Distribution Date and, upon receipt of such funds from the NIMS Insurer, the Master Servicer shall promptly deposit such funds in the Collection Account and (iii) upon termination of the Trust Fund, the Trustee will transfer the property of the Trust Fund to the NIMS Insurer.  The NIMS Insurer shall be obligated to reimburse the Master Servicer for its reasonable out-of-pocket expenses incurred in connection with its termination of the Trust Fund at the direction of the NIMS Insurer and shall indemnify and hold harmless the Master Servicer for any losses, liabilities or expenses resulting from any claims directly resulting from or relating to the Master Servicer’s termination of the Trust Fund at the direction of the NIMS Insurer, except to the extent such losses, liabilities or expenses arise out of or result from the Master Servicer’s negligence, bad faith or willful misconduct.

Section 7.02

Procedure Upon Termination of Trust Fund.

(a)

Notice of any termination pursuant to the provisions of Section 7.01, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Trustee by first class mail to Certificateholders mailed upon (x) the sale of all of the property of the Trust Fund by the Trustee pursuant to Section 7.01(b) or (y) upon the final payment or other liquidation of the last Mortgage Loan or REO Property in the Trust Fund.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.  The Trustee shall give such notice to the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate and the Trustee shall terminate or request the Master Servicer to terminate, the Collection Account it maintains, the Certificate Account and any other account or fund maintained with respect to the Certificates, subject to the Trustee’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)

In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Trustee and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)

Any reasonable expenses incurred by the Trustee in connection with any termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03

Additional Trust Fund Termination Requirements.

(a)

Any termination of the Trust Fund shall be effected in accordance with the following additional requirements, unless the Trustee seeks (at the request of the party exercising the option to purchase all of the Mortgage Loans pursuant to Section 7.01(b)), and subsequently receives, an Opinion of Counsel (at the expense of such requesting party), addressed to the Trustee and any NIMS Insurer to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)

Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification by the Master Servicer, any NIMS Insurer or an affiliate of the Seller that it intends to exercise its option to cause the termination of the Trust Fund, the Trustee shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions;

(ii)

Any sale of the assets of the Trust Fund pursuant to Section 7.02 shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on the Certificates;

(iii)

On the date specified for final payment of the Certificates, the Trustee shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and shall pay any Swap Termination Payment owed to the Swap Counterparty (to the extent not paid on previous Distribution Dates) and, after payment of, or provision for any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)

In no event may the final payment on the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)

By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation prepared by the Depositor and adopted by the Trustee under this Section and to take such other action in connection therewith as may be reasonably requested by the Master Servicer or the Servicer.

(c)

In connection with the termination of the Trust Fund, the Trustee may request an Opinion of Counsel addressed to the Trustee (at the expense of the Depositor) to the effect that all the requirements of a qualified liquidation under the REMIC Provisions have been met.

Section 7.04

Optional Repurchase Right.

The NIMS Insurer, if any, may repurchase any Distressed Mortgage Loan for a purchase price equal to the outstanding principal balance of such Mortgage Loan, plus accrued interest thereon to the date of repurchase plus any unreimbursed Advances, Servicing Advances or Servicing Fees allocable to such Distressed Mortgage Loan.  Any such repurchase shall be accomplished by the NIMS Insurer’s remittance of the purchase price for the Distressed Mortgage Loan to the Master Servicer for deposit into the Collection Account.  The NIMS Insurer shall not use any procedure in selecting Distressed Mortgage Loans to be repurchased which would be materially adverse to Certificateholders.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01

Limitation on Rights of Holders.

(a)

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or this Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)

No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of Certificates of each Class affected thereby shall, with the prior written consent of any NIMS Insurer, have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given the Trustee during such sixty day period by such Certificateholders or any NIMS Insurer; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, any NIMS Insurer, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates or the rights of any NIMS Insurer, or to obtain or seek to obtain priority over or preference to any other such Holder or any NIMS Insurer, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder, the NIMS Insurer and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02

Access to List of Holders.

(a)

If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee and any NIMS Insurer, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee or any NIMS Insurer in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)

If any NIMS Insurer or three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Trustee to the most recent list of Certificateholders held by the Trustee or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)

Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, any NIMS Insurer, the Certificate Registrar and the Trustee that neither the Depositor, the Master Servicer, the Securities Administrator, any NIMS Insurer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03

Acts of Holders of Certificates.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owner, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)

The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of  the Trustee, the Master Servicer, the Securities Administrator, the NIMS Insurer, or the Depositor shall be affected by any notice to the contrary.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

BY THE MASTER SERVICER; CREDIT RISK MANAGER

Section 9.01

Duties of the Master Servicer.

The Certificateholders, by their purchase and acceptance of the Certificates, appoint Aurora Loan Services LLC, as Master Servicer.  For and on behalf of the Depositor, the Trustee and the Certificateholders, the Master Servicer shall master service the Mortgage Loans in accordance with the provisions of this Agreement and the provisions of the Servicing Agreement.  Notwithstanding anything in this Agreement, the Servicing Agreement or the Credit Risk Management Agreement to the contrary, the Master Servicer shall have no duty or obligation to enforce the Credit Risk Management Agreement or to supervise, monitor or oversee the activities of the Servicer under its Credit Risk Management Agreement with respect to any action taken or not taken by the Servicer at the direction of the Seller or pursuant to a recommendation of the Credit Risk Manager.

Section 9.02

Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

(a)

The Master Servicer, at its expense, shall maintain in effect a Master Servicer Fidelity Bond and a Master Servicer Errors and Omissions Insurance Policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder.  The Master Servicer Errors and Omissions Insurance Policy and the Master Servicer Fidelity Bond shall be in such form and amount that would be consistent with coverage customarily maintained by master servicers of mortgage loans similar to the Mortgage Loans and shall by its terms not be cancelable without thirty days’ prior written notice to the Trustee and any NIMS Insurer, the Master Servicer shall provide the Trustee and any NIMS Insurer upon request, with a copy of such policy and fidelity bond.  The Master Servicer shall (i) require the Servicer to maintain an Errors and Omissions Insurance Policy and the Servicer Fidelity Bond in accordance with the provisions of the Servicing Agreement, (ii) cause the Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in the Servicing Agreement, and (iii) furnish copies of such policies and of the certificates and notices referred to in clause (ii) to the Trustee upon request.

(b)

The Master Servicer shall promptly report to the Trustee and any NIMS Insurer any material changes that may occur in the Master Servicer Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish to the Trustee and any NIMS Insurer, on request, certificates evidencing that such bond and insurance policy are in full force and effect.  The Master Servicer shall promptly report to the Trustee and any NIMS Insurer all cases of embezzlement or fraud, if such events involve funds relating to the Mortgage Loans.  The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance.  If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Trustee and any NIMS Insurer.  Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Trustee for deposit into the Certificate Account.  Any amounts relating to the Mortgage Loans collected by the Servicer under any such bond or policy shall be remitted to the Master Servicer to the extent provided in the Servicing Agreement.

Section 9.03

Master Servicer’s Financial Statements and Related Information.

For each year this Agreement is in effect, the Master Servicer shall submit to the Trustee, any NIMS Insurer, each Rating Agency and the Depositor a copy of its annual unaudited financial statements on or prior to March 15 of each year, beginning March 15, 2005.  Such financial statements shall include a balance sheet, income statement, statement of retained earnings, statement of additional paid in capital, statement of changes in financial position and all related notes and schedules and shall be in comparative form, certified by a nationally recognized firm of Independent Accountants to the effect that such statements were examined and prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding year.

Section 9.04

Power to Act; Procedures.

(a)

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Article X hereof, and the Servicer shall have full power and authority (to the extent provided in the Servicing Agreement) to do any and all things that it may deem necessary or desirable in connection with the servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable; provided that the Master Servicer shall not take, or knowingly permit the Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee, the Certificateholders under this Agreement.  The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or knowingly permit the Servicer to make any modification, waiver or amendment of any term of any Mortgage Loan that would cause an Adverse REMIC Event.  Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of the Servicer, and the Servicer, to the extent such authority is delegated to the Servicer under the Servicing Agreement, is hereby authorized and empowered by the Trustee when the Master Servicer or the Servicer, as the case may be, believes it appropriate in its best judgment and in accordance with Accepted Servicing Practices and the  Servicing Agreement, to execute and deliver, on behalf of itself and the Certificateholders, the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties.  The Trustee shall furnish to the Master Servicer, upon request, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with the Servicing Agreement and this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer may request, necessary or appropriate to enable the Master Servicer to master service the Mortgage Loans and carry out its duties hereunder and to allow the Servicer to service the Mortgage Loans, in each case in accordance with Accepted Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer).  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, then upon request of the Trustee the Master Servicer shall join with the Trustee in the appointment of a co trustee pursuant to Section 6.09 hereof.  In no event shall the Master Servicer, without the Trustee’s written consent:  (i) initiate any action, suit or proceeding solely under the Trustee’s name without indicating the Master Servicer’s representative capacity or (ii) take any action with the intent to cause, and which actually does cause, the Trustee to be registered to do business in any state.  The Master Servicer shall indemnify the Trustee for any and all costs, liabilities and expenses incurred by the Trustee in connection with the negligent or willful misuse of such powers of attorney by the Master Servicer.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee on behalf of the Trust Fund, be deemed to be the agent of the Trustee.

(b)

In master servicing and administering the Mortgage Loans, the Master Servicer shall employ procedures and exercise the same care that it customarily employs and exercises in master servicing and administering loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with this Agreement.  Consistent with the foregoing, the Master Servicer may, and may permit the Servicer to, in its discretion (i) waive any late payment charge (but not any Prepayment Premium) and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the maturity of any Mortgage Loan shall not be extended past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date.  In the event of any extension described in clause (ii) above, the Master Servicer shall make or cause the Servicer (if required by the Servicing Agreement)  to make Advances on the related Mortgage Loan in accordance with the provisions of Section 5.04 on the basis of the amortization schedule of such Mortgage Loan without modification thereof by reason of such extension.  Notwithstanding anything to the contrary in this Agreement, the Master Servicer shall not make or knowingly permit any modification, waiver or amendment of any material term of any Mortgage Loan, unless:  (1) such Mortgage Loan is in default or default by the related Mortgagor is, in the reasonable judgment of the Master Servicer or the Servicer, reasonably foreseeable, (2) in the case of a waiver of a Prepayment Premium, (a) such Mortgage Loan is in default or default by the related Mortgagor is, in the reasonable judgment of the Master Servicer or the Servicer, reasonably foreseeable and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan or (b) if the prepayment is not the result of a refinance by the Servicer or any of its affiliates and (i) such Mortgage Loan is in default or default by the related Mortgagor is, in the reasonable judgment of the Master Servicer or the Servicer, reasonably foreseeable and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan or (ii) the collection of the Prepayment Premium would be in violation of applicable law or (iii) the collection of such Prepayment Premium would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters and (3) the Master Servicer shall have provided or caused to be provided to the Trustee an Opinion of Counsel addressed to the Trustee (which opinion shall, if provided by the Master Servicer, be an expense reimbursed from the Collection Account pursuant to Section 4.02(v)) to the effect that such modification, waiver or amendment would not result in an Adverse REMIC Event.

Section 9.05

Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)

The Servicing Agreement requires the Servicer, respectively, to service the Mortgage Loans in accordance with the provisions thereof.  References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by the Servicer on behalf of the Master Servicer.  Any fees and other amounts payable to the Servicer shall be deducted from amounts remitted to the Master Servicer by the Servicer (to the extent permitted by the Servicing Agreement) and shall not be an obligation of the Trust Fund or the Master Servicer.

(b)

The Master Servicer shall not be required to (i) take any action with respect to the servicing of any Mortgage Loan that the Servicer is not required to take under the Servicing Agreement and (ii) cause the Servicer to take any action or refrain from taking any action if the  Servicing Agreement does not require the Servicer to take such action or refrain from taking such action; in both cases notwithstanding any provision of this Agreement that requires the Master Servicer to take such action or cause the Servicer to take such action.

(c)

The Master Servicer, for the benefit of the Trustee, any NIMS Insurer and the Certificateholders, shall enforce the obligations of the Servicer under the Servicing Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance therewith, terminate the rights and obligations of the Servicer thereunder and either act as servicer of the related Mortgage Loans or cause the other parties hereto to enter into a Servicing Agreement (and such parties hereby agree to execute and deliver any such successor Servicing Agreement), with a successor Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of the Servicing Agreement and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor initially (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed, and then, (iii) to the extent that such amounts are insufficient to reimburse the Master Servicer for the costs of such enforcement, from the Collection Account.

(d)

The Master Servicer shall be entitled to conclusively rely on any certifications or other information provided by the Servicer under the terms of the Servicing Agreement, in its preparation of any certifications, filings or reports, in accordance with the terms hereof or as may be required by applicable law or regulation.

Section 9.06

Collection of Taxes, Assessments and Similar Items.

(a)

To the extent provided in the Servicing Agreement, the Master Servicer shall cause the Servicer to establish and maintain one or more custodial accounts at a depository institution (which may be a depository institution with which the Master Servicer or the Servicer establishes accounts in the ordinary course of its servicing activities), the accounts of which are insured to the maximum extent permitted by the FDIC (each, an “Escrow Account”) and to deposit therein any collections of amounts received with respect to amounts due for taxes, assessments, water rates, standard hazard insurance policy premiums, Payaheads, if applicable, or any comparable items for the account of the Mortgagors.  Withdrawals from any Escrow Account may be made (to the extent amounts have been escrowed for such purpose) only in accordance with the Servicing Agreement.  The Servicer shall be entitled to all investment income not required to be paid to Mortgagors on any Escrow Account maintained by the Servicer.  The Master Servicer shall make (or cause to be made) to the extent provided in the Servicing Agreement advances to the extent necessary in order to effect timely payment of taxes, water rates, assessments, Standard Hazard Insurance Policy premiums or comparable items in connection with the related Mortgage Loan (to the extent that the Mortgagor is required, but fails, to pay such items), provided that it or the Servicer has determined that the funds so advanced are recoverable from escrow payments, reimbursement pursuant to Section 4.02 or otherwise.

(b)

Costs incurred by the Master Servicer or by the Servicer in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans may be added to the amount owing under the related Mortgage Note where the terms of the Mortgage Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders.  Such costs, to the extent that they are unanticipated, extraordinary costs, and not ordinary or routine costs shall be recoverable as a Servicing Advance by the Master Servicer pursuant to Section 4.02.

Section 9.07

Termination of Servicing Agreement; Successor Servicers.

(a)

The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under the Servicing Agreement in accordance with the terms and conditions of the Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of the Servicing Agreement by the Master Servicer, the Master Servicer shall provide for the servicing of the Mortgage Loans by a successor Servicer to be appointed as provided in the Servicing Agreement.

The parties acknowledge that notwithstanding the preceding sentence, there may be a transition period, not to exceed 90 days, in order to effect the transfer of servicing to a successor Servicer.  The Master Servicer shall be entitled to be reimbursed from the Servicer (or by the Trust Fund, if the Servicer is unable to fulfill its obligations hereunder) for all costs associated with the transfer of servicing from the predecessor servicer, including without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data, as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the Mortgage Loans properly and effectively.

(b)

If the Master Servicer acts as a successor Servicer, it will not assume liability for the representations and warranties of the Servicer, if any, that it replaces.  The Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in the Servicing Agreement, and in the event of any such assumption by the successor Servicer, the Trustee or the Master Servicer, as applicable, may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

(c)

If the Master Servicer acts as a successor Servicer, it will have the same obligations to make Advances as the Servicer under the Servicing Agreement and to reimburse the successor Servicer for unreimbursed Advances if required by the Servicing Agreement but will have no obligation to make an Advance if it determines in its reasonable judgment that such Advance is non-recoverable.  To the extent that the Master Servicer is unable to find a successor Servicer that is willing to service the Mortgage Loans for the Servicing Fee because of the obligation of the Servicer to make Advances regardless of whether such Advance is recoverable, the Servicing Agreement may be amended to provide that the successor Servicer shall have no obligation to make an Advance if it determines in its reasonable judgment that such Advance is non-recoverable and provides an Officer’s Certificate to such effect to the Master Servicer, the Trustee and the NIMS Insurer.

Section 9.08

Master Servicer Liable for Enforcement.

Notwithstanding the Servicing Agreement, the Master Servicer shall remain obligated and liable to the Trustee, any NIMS Insurer and the Certificateholders in accordance with the provisions of this Agreement, to the extent of its obligations hereunder, without diminution of such obligation or liability by virtue of the Servicing Agreement.  The Master Servicer shall use commercially reasonable efforts to ensure that the Mortgage Loans are serviced in accordance with the provisions of this Agreement and shall use commercially reasonable efforts to enforce the provisions of the Servicing Agreement for the benefit of the Certificateholders and any NIMS Insurer.  The Master Servicer shall be entitled to enter into any agreement with the Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.  Except as expressly set forth herein, the Master Servicer shall have no liability for the acts or omissions of the Servicer in the performance by the Servicer of its obligations under the Servicing Agreement.

Section 9.09

No Contractual Relationship Between the Servicer and Trustee or Depositor.

The Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving the Servicer in its capacity as such and not as an originator shall be deemed to be between the Servicer, the Seller and the Master Servicer, and the Trustee, any NIMS Insurer and the Depositor shall not be deemed parties thereto and shall have no obligations, duties or liabilities with respect to the Servicer except as set forth in Section 9.10 hereof, but shall have rights thereunder as third party beneficiaries.  It is furthermore understood and agreed by the parties hereto that the obligations of the Servicer are set forth in their entirety in the Servicer’s Servicing Agreement and the Servicer has no obligations under and is not otherwise bound by the terms of this Agreement.

Section 9.10

Assumption of Servicing Agreement by Securities Administrator.

(a)

In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), after a period not to exceed ninety days after the Securities Administrator receives written notice from the Trustee pursuant to Section 6.14 or Section 9.28, as applicable, the Securities Administrator shall thereupon assume all of the rights and obligations of such Master Servicer hereunder and under the Servicing Agreement entered into with respect to the Mortgage Loans.  The Securities Administrator, its designee or any successor master servicer appointed by the Securities Administrator shall be deemed to have assumed all of the Master Servicer’s interest herein and therein to the same extent as if the Servicing Agreement had been assigned to the assuming party, except that the Master Servicer shall not thereby be relieved of any liability or obligations of the Master Servicer under the Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Securities Administrator and any NIMS Insurer, and hereby agrees to indemnify and hold harmless the Securities Administrator and any NIMS Insurer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Securities Administrator or any NIMS Insurer as a result of such liability or obligations of the Master Servicer and in connection with the Securities Administrator’s assumption (but not its performance, except to the extent that costs or liability of the Securities Administrator are created or increased as a result of negligent or wrongful acts or omissions of the Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)

The Master Servicer that has been terminated shall, upon request of the Securities Administrator but at the expense of such Master Servicer, deliver to the assuming party all documents and records relating to the Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Servicing Agreement to the assuming party.

Section 9.11

Due-on-Sale Clauses; Assumption Agreements.

To the extent provided in the Servicing Agreement, to the extent Mortgage Loans contain enforceable due on sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with the Servicing Agreement.  If applicable law prohibits the enforcement of a due on sale clause or such clause is otherwise not enforced in accordance with the Servicing Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with the Servicing Agreement.

Section 9.12

Release of Mortgage Files.

(a)

Upon (i) becoming aware of the payment in full of any Mortgage Loan or (ii) the receipt by the Master Servicer of a notification that payment in full has been or will be escrowed in a manner customary for such purposes, the Master Servicer will, or will cause the Servicer to, promptly notify the Trustee (or the Custodian) and the Securities Administrator by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Collection Account maintained by the Master Servicer pursuant to Section 4.01 have been or will be so deposited) of a Servicing Officer and shall request (on the form attached hereto as Exhibit C or on the form attached to the Custodial Agreement) the Trustee or the Custodian, to deliver to the Servicer the related Mortgage File.  Upon receipt of such certification and request, the Trustee or the Custodian (with the consent, and at the direction of the Trustee), shall promptly release the related Mortgage File to the Servicer and the Trustee shall have no further responsibility with regard to such Mortgage File.  Upon any such payment in full, the Master Servicer is authorized, and the Servicer, to the extent such authority is provided for under the Servicing Agreement, is authorized, to give, as agent for the Trustee, as the mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or assignment of mortgage without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

(b)

From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices and the Servicing Agreement, the Trustee shall execute such documents as shall be prepared and furnished to the Trustee by the Master Servicer, or by the Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings.  The Trustee or the Custodian, shall, upon request of the Master Servicer, or of the Servicer, and delivery to the Trustee or the Custodian, of a request for release of documents and a receipt signed by a Servicing Officer substantially in the form of Exhibit C, release the related Mortgage File held in its possession or control to the Master Servicer (or the Servicer).  Such receipt shall obligate the Master Servicer or Servicer to return the Mortgage File to the Trustee or the Custodian, as applicable, when the need therefor by the Master Servicer or Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee or the Custodian, as applicable, to the Master Servicer (or the Servicer).

Section 9.13

Documents, Records and Funds in Possession of Master Servicer to be Held for Trustee.

(a)

The Master Servicer shall transmit, or cause the Servicer to transmit, to the Trustee such documents and instruments coming into the possession of the Master Servicer or the Servicer from time to time as are required by the terms hereof or of the Servicing Agreement to be delivered to the Trustee or the Custodian.  Any funds received by the Master Servicer or by the Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer or the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be held for the benefit of the Trustee and the Certificateholders subject to the Master Servicer’s right to retain or withdraw from the Collection Account the Master Servicing Fee and other amounts provided in this Agreement and to the right of the Servicer to retain its Servicing Fee and other amounts as provided in the Servicing Agreement.  The Master Servicer shall, and shall (to the extent provided in the Servicing Agreement) cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Trustee, any NIMS Insurer, their respective agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer, or the Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Master Servicer, or by the Servicer, for and on behalf of the Trustee and the Certificateholders and shall be and remain the sole and exclusive property of the Trustee; provided, however, that the Master Servicer and the Servicer shall be entitled to setoff against, and deduct from, any such funds any amounts that are properly due and payable to the Master Servicer or the Servicer under this Agreement or the Servicing Agreement and shall be authorized to remit such funds to the Securities Administrator in accordance with this Agreement.

(c)

The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee shall own or, to the extent that a court of competent jurisdiction shall deem the conveyance of the Mortgage Loans from the Seller to the Depositor not to constitute a sale, the Trustee shall have a security interest in the Mortgage Loans and in all Mortgage Files representing such Mortgage Loans and in all funds and investment property now or hereafter held by, or under the control of, the Servicer or the Master Servicer that are collected by the Servicer or the Master Servicer in connection with the Mortgage Loans, whether as scheduled installments of principal and interest or as full or partial prepayments of principal or interest or as Liquidation Proceeds or Insurance Proceeds or otherwise, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any fee or other amounts to which the Servicer is entitled under the Servicing Agreement, or the Master Servicer or the Depositor is entitled to hereunder); and the Master Servicer agrees that so long as the Mortgage Loans are assigned to and held by the Trustee or the Custodian, all documents or instruments constituting part of the Mortgage Files, and such funds relating to the Mortgage Loans which come into the possession or custody of, or which are subject to the control of, the Master Servicer or the Servicer shall be held by the Master Servicer or the Servicer for and on behalf of the Trustee as the Trustee’s agent and bailee for purposes of perfecting the Trustee’s security interest therein as provided by the applicable Uniform Commercial Code or other applicable laws.

(d)

The Master Servicer agrees that it shall not, and shall not authorize the Servicer to, create, incur or subject any Mortgage Loans, or any funds that are deposited in any Custodial Account, Escrow Account or the Collection Account, or any funds that otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action or otherwise any claim or right of setoff against any Mortgage Loan or any funds collected on, or in connection with, a Mortgage Loan.

Section 9.14

Representations and Warranties of the Master Servicer.

(a)

The Master Servicer hereby represents and warrants to the Depositor, any NIMS Insurer, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)

it is validly existing and in good standing under the laws of the state of its incorporation, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)

this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained;

(ix)

the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer;

(x)

the Master Servicer has obtained an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with Section 9.02 each of which is in full force and effect, and each of which provides at least such coverage as is required hereunder; and

(xi)

the information about the Master Servicer under the heading “The Master Servicer” in the Offering Documents relating to the Master Servicer does not include an untrue statement of a material fact and does not omit to state a material fact, with respect to the statements made, necessary in order to make the statements in light of the circumstances under which they were made not misleading.

(b)

It is understood and agreed that the representations and warranties set forth in this Section 9.14 shall survive the execution and delivery of this Agreement.  The Master Servicer shall indemnify the Depositor, the Securities Administrator, the Trustee and any NIMS Insurer and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Master Servicer’s representations and warranties contained in Section 9.14(a).  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Trustee, the Securities Administrator and any NIMS Insurer as provided in this Section constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Trustee, the Securities Administrator and any NIMS Insurer, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by any of the Depositor, the Master Servicer, the Trustee or any NIMS Insurer or notice thereof by any one of such parties to the other parties.  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).

(c)

It is understood and agreed that the representations and warranties of the Depositor set forth in Sections 2.03(a)(i) through (vi) shall survive the execution and delivery of this Agreement.  The Depositor shall indemnify the Master Servicer and hold each harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Depositor’s representations and warranties contained in Sections 2.03(a)(i) through (vi) hereof.  It is understood and agreed that the enforcement of the obligation of the Depositor set forth in this Section to indemnify the Master Servicer as provided in this Section constitutes the sole remedy hereunder of the Master Servicer respecting a breach by the Depositor of the representations and warranties in Sections 2.03(a)(i) through (vi) hereof.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, the Trustee or any NIMS Insurer or notice thereof by any one of such parties to the other parties.  Notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits).

Section 9.15

Opinion.

On or before the Closing Date, the Master Servicer shall cause to be delivered to the Depositor, the Seller, the Trustee and any NIMS Insurer one or more Opinions of Counsel, dated the Closing Date, in form and substance reasonably satisfactory to the Depositor and Lehman Brothers Inc., as to the due authorization, execution and delivery of this Agreement by the Master Servicer and the enforceability thereof.

Section 9.16

Standard Hazard and Flood Insurance Policies.

For each Mortgage Loan (other than a Cooperative Loan), the Master Servicer shall maintain, or cause to be maintained by the Servicer, standard fire and casualty insurance and, where applicable, flood insurance, all in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable.  It is understood and agreed that such insurance shall be with insurers meeting the eligibility requirements set forth in the Servicing Agreement and that no earthquake or other additional insurance is to be required of any Mortgagor or to be maintained on property acquired in respect of a defaulted loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

Pursuant to Section 4.01, any amounts collected by the Master Servicer, or by the Servicer, under any insurance policies maintained pursuant to this Section 9.16 or the Servicing Agreement (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or released to the Mortgagor in accordance with the Servicing Agreement) shall be deposited into the Collection Account, subject to withdrawal pursuant to Section 4.02.  Any cost incurred by the Master Servicer or the Servicer in maintaining any such insurance if the Mortgagor defaults in its obligation to do so shall be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders and shall be recoverable by the Master Servicer or the Servicer pursuant to Section 4.02.

Section 9.17

Presentment of Claims and Collection of Proceeds.

The Master Servicer shall cause the Servicer (to the extent provided in the Servicing Agreement) to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies with respect to the Mortgage Loans, and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer (or disbursed to the Servicer and remitted to the Master Servicer) in respect of such policies or bonds shall be promptly deposited in the Collection Account or the Custodial Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition requisite to the presentation of claims on the related Mortgage Loan to the insurer under any applicable Insurance Policy need not be so deposited (or remitted).

Section 9.18

Maintenance of the Primary Mortgage Insurance Policies.

(a)

The Master Servicer shall cause Wells Fargo Bank, N.A. to remit to the LPMI Insurers, the applicable PMI Insurance Premiums.  The Master Servicer shall not take, or knowingly permit the Servicer (consistent with the Servicing Agreement) to take, any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of such Master Servicer or the Servicer, would have been covered thereunder provided, that any successor servicer other than Wells Fargo Bank, N.A. shall not be responsible for the payment of any PMI Insurance Premiums, unless such successor servicer agrees to assume such obligation.  The Master Servicer shall not, and shall not knowingly permit the Servicer to, cancel or refuse to renew any such Primary Mortgage Insurance Policy that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder except in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable.

(b)

The Master Servicer agrees, to the extent provided in the Servicing Agreement, to cause the Servicer to present, on behalf of the Trustee and the Certificateholders, claims to the insurer under any Primary Mortgage Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policies respecting defaulted Mortgage Loans.  Pursuant to Section 4.01, any amounts collected by the Master Servicer or the Servicer under any Primary Mortgage Insurance Policies shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.02.

Section 9.19

Trustee To Retain Possession of Certain Insurance Policies and Documents.

The Trustee (or the Custodian on behalf of the Trustee) shall retain possession and custody of the originals of the Primary Mortgage Insurance Policies or certificate of insurance if applicable and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates have been distributed in full and the Master Servicer otherwise has fulfilled its obligations under this Agreement, the Trustee (or the Custodian) shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause the Servicer to deliver to the Trustee (or the Custodian), upon the execution or receipt thereof the originals of the Primary Mortgage Insurance Policies and any certificates of renewal thereof, and such other documents or instruments that constitute portions of the Mortgage File that come into the possession of the Master Servicer or the Servicer from time to time.

Section 9.20

[Reserved]

Section 9.21

Compensation to the Master Servicer.

The Master Servicer shall be entitled to withdraw from the Collection Account, subject to Section 5.05, the Master Servicing Fee to the extent permitted by Section 4.02.  Servicing compensation in the form of assumption fees, if any, late payment charges, as collected, if any, or otherwise (but not including any Prepayment Premium) shall be retained by the Master Servicer (or the Servicer) and shall not be deposited in the Collection Account.  If the Master Servicer does not retain or withdraw the Master Servicing Fee from the Collection Account as provided herein, the Master Servicer shall be entitled to direct the Trustee to pay the Master Servicing Fee to such Master Servicer by withdrawal from the Certificate Account to the extent that payments have been received with respect to the applicable Mortgage Loan.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.  Pursuant to Section 4.01(e), all income and gain realized from any investment of funds in the Collection Account shall be for the benefit of the Master Servicer as compensation.  The provisions of this Section 9.21 are subject to the provisions of Section 6.14.

Section 9.22

REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the Certificateholders.  The Master Servicer shall use its reasonable best efforts to sell, or cause the Servicer, to the extent provided in the Servicing Agreement any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement and the Servicing Agreement, as applicable, but in all events within the time period, and subject to the conditions set forth in Article X hereof.  Pursuant to its efforts to sell such REO Property, the Master Servicer shall protect and conserve, or cause the Servicer to protect and conserve, such REO Property in the manner and to such extent required by the Servicing Agreement, subject to Article X hereof.

(b)

The Master Servicer shall deposit or cause to be deposited all funds collected and received by it, or recovered from the Servicer, in connection with the operation of any REO Property in the Collection Account.

(c)

The Master Servicer and the Servicer, upon the final disposition of any REO Property, shall be entitled to reimbursement for any related unreimbursed Advances and other unreimbursed advances as well as any unpaid Master Servicing Fees or Servicing Fees from Liquidation Proceeds received in connection with the final disposition of such REO Property; provided, that (without limitation of any other right of reimbursement that the Master Servicer or the Servicer shall have hereunder) any such unreimbursed Advances as well as any unpaid Net Master Servicing Fees or Servicing Fees may be reimbursed or paid, as the case may be, prior to final disposition, out of any net rental income or other net amounts derived from such REO Property.

(d)

The Liquidation Proceeds from the final disposition of the REO Property, net of any payment to the Master Servicer and the Servicer as provided above, shall be deposited in the Collection Account on or prior to the Determination Date in the month following receipt thereof and be remitted by wire transfer in immediately available funds to the Securities Administrator for deposit into the Certificate Account on the next succeeding Deposit Date.

Section 9.23

[Reserved]

Section 9.24

Reports to the Trustee.

(a)

Not later than 30 days after each Distribution Date, the Master Servicer shall, upon request, forward to the Trustee a statement, deemed to have been certified by a Servicing Officer, setting forth the status of the Collection Account maintained by the Master Servicer as of the close of business on the related Distribution Date, indicating that all distributions required by this Agreement to be made by the Master Servicer have been made (or if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account maintained by the Master Servicer.  Copies of such statement shall be provided by the Master Servicer, upon request, to the Depositor, Attention:  Contract Finance, any NIMS Insurer and any Certificateholders (or by the Trustee at the Master Servicer’s expense if the Master Servicer shall fail to provide such copies to the Certificateholders (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement)).

(b)

Not later than two Business Days following each Distribution Date, the Master Servicer shall deliver to one Person designated by the Depositor, in a format consistent with other electronic loan level reporting supplied by the Master Servicer in connection with similar transactions, “loan level” information with respect to the Mortgage Loans as of the related Determination Date, to the extent that such information has been provided to the Master Servicer by the Servicer or by the Depositor.

(c)

All information, reports and statements prepared by the Master Servicer under this Agreement shall be based on information supplied to the Master Servicer by the Servicer without independent verification thereof and the Master Servicer shall be entitled to rely on such information.

Section 9.25

Annual Officer’s Certificate as to Compliance.

(a)

The Master Servicer shall deliver to the Securities Administrator and any NIMS Insurer no later than five Business Days after the 15th of March of each calendar year, commencing in March 2006, an Officer’s Certificate, certifying that with respect to the period ending on the immediately preceding December 31: (i) such Servicing Officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such Servicing Officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iii) nothing has come to the attention of such Servicing Officer to lead such Servicing Officer to believe that the Servicer has failed to perform any of its duties, responsibilities and obligations under its Servicing Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof, (iv) the Master Servicer has received from the Servicer an annual certificate of compliance and a copy of the Servicer’s annual audit report, in each case to the extent required under the Servicing Agreement, or, if any such certificate or report has not been received by the Master Servicer, the Master Servicer is using its best reasonable efforts to obtain such certificate or report and (v) such other additional items as may be required by applicable law or regulation.

(b)

Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Trustee at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Trustee with such statement or (ii) the Trustee shall be unaware of the Master Servicer’s failure to provide such statement).

Section 9.26

Annual Independent Accountants’ Servicing Report.

If the Master Servicer (or any of its Affiliates) has, during the course of any fiscal year, directly serviced, as a successor Servicer, any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Securities Administrator, any NIMS Insurer and the Depositor no later than five Business Days after the 15th of March of each calendar year, commencing in March 2006 to the effect that, with respect to the most recently ended calendar year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers (or such other attestation program as may be required by applicable law or regulation), such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac (or such other attestation program as may be required by applicable law or regulation) requires it to report.  Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Trustee at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

Section 9.27

Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.28

Resignation of Master Servicer.

Except as otherwise provided in Sections 9.27 and 9.29 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless it determines that the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee and any NIMS Insurer.  No such resignation shall become effective until the Securities Administrator shall have assumed, or a successor master servicer acceptable to any NIMS Insurer and the Securities Administrator shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement.  Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee, the Securities Administrator and any NIMS Insurer.

Section 9.29

Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right without the prior written consent of the Trustee, any NIMS Insurer or the Depositor to delegate or assign to or subcontract with or authorize or appoint an Affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  In no case, however, shall any such delegation, subcontracting or assignment to an Affiliate of the Master Servicer relieve the Master Servicer of any liability hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor, the Trustee, the Securities Administrator and any NIMS Insurer.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto, including amounts payable to or permitted to be retained or withdrawn by the Master Servicer pursuant to Section 9.21 hereof, shall thereafter be payable to such successor master servicer.

Section 9.30

Limitation on Liability of the Master Servicer and Others.

(a)

The Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

(b)

No provision of this Agreement shall be construed to relieve the Master Servicer from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that the duties and obligations of the Master Servicer shall be determined solely by the express provisions of this Agreement, the Master Servicer shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; no implied covenants or obligations shall be read into this Agreement against the Master Servicer and, in absence of bad faith on the part of the Master Servicer, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Master Servicer and conforming to the requirements of this Agreement.

(c)

None of the Master Servicer, the Seller or the Depositor or any of the directors, officers, employees or agents of any of them shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer, the Seller or the Depositor or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement.  The Master Servicer  and any director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder.  The Master Servicer, the Seller and the Depositor and any director, officer, employee or agent of any of them may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer, the Seller and the Depositor shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Collection Account it maintains as provided by Section 4.02.

The Master Servicer shall not be liable for any acts or omissions of the Servicer.  In particular, the Master Servicer shall not be liable for any course of action taken by the Servicer with respect to loss mitigation of defaulted Mortgage Loans at the direction of the Credit Risk Manager or the Seller pursuant to the Credit Risk Management Agreement.  Further, the Master Servicer shall not be liable for performance by the Servicer under the Credit Risk Management Agreement.

Section 9.31

Indemnification; Third Party Claims.

The Master Servicer agrees to indemnify the Depositor, the Trustee, the Securities Administrator and any NIMS Insurer, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Trustee, the Securities Administrator or any NIMS Insurer may sustain as a result of the failure of the Master Servicer to perform its duties and master service the Mortgage Loans in compliance with the terms of this Agreement.  The Depositor, the Trustee, the Securities Administrator and any NIMS Insurer shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Trustee, the Securities Administrator or any NIMS Insurer to indemnification hereunder, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.32

Special Servicing of Delinquent Mortgage Loans.

If permitted under the terms of the Servicing Agreement, the Seller may appoint, pursuant to the terms of the Servicing Agreement and with the written consent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator and any NIMS Insurer, a Special Servicer to special service any Distressed Mortgage Loans.  Any applicable Termination Fee related to the termination of the Servicer and the appointment of any Special Servicer shall be paid by the Seller from its own funds, without right of reimbursement from the Trust Fund.  Any fees paid to any such Special Servicer shall not exceed the Servicing Fee Rate.

Section 9.33

Alternative Index.

In the event that the Index for any Mortgage Loan, as specified in the related Mortgage Note, becomes unavailable for any reason, the Master Servicer shall select an alternative index, which in all cases shall be an index that constitutes a qualified rate on a regular interest under the REMIC Provisions, in accordance with the terms of such Mortgage Note or, if such Mortgage Note does not make provision for the selection of an alternative index in such event, the Master Servicer shall, subject to applicable law, select an alternative index based on information comparable to that used in connection with the original Index and, in either case, such alternative index shall thereafter be the Index for such Mortgage Loan.

Section 9.34

Duties of the Credit Risk Manager.

(a)

The Certificateholders, by their purchase and acceptance of the Certificates, appoint The Murrayhill Company as Credit Risk Manager.  For and on behalf of the Depositor, the Credit Risk Manager will provide reports and recommendations concerning certain delinquent and defaulted Mortgage Loans, and as to the collection of any Prepayment Premiums with respect to the Mortgage Loans.  Such reports and recommendations will be based upon information provided pursuant to Credit Risk Management Agreement to the Credit Risk Manager by the Servicer.  The Credit Risk Manager shall look solely to the Servicer and/or the Master Servicer for all information and data (including loss and delinquency information and data) and loan level information and data relating to the servicing of the Mortgage Loans and neither the Securities Administrator or the Trustee shall have any obligation to provide any such information to the Credit Risk Manager.

(b)

On or about the 15th calendar day of each month, the Credit Risk Manager shall have prepared and shall make available to any NIMS Insurer, the Trustee, the Securities Administrator and each Certificateholder, the following reports (each such report to be made in a format compatible with EDGAR filing requirements):

(i)

Watchlist Report:  A listing of individual Mortgage Loans that are of concern to the Credit Risk Manager.  Each Watchlist Report shall contain a listing of Mortgage Loans in any delinquency status, including current and paid-off loans, and may contain the comments of the Credit Risk Manager in its sole discretion.  The Watchlist Report shall be presented in substantially the same format attached hereto as Exhibit R-1;

(ii)

Loss Severity Report:  A compilation and summary of all losses, indicating the loan loss severity for the Mortgage Loans.  Each Loss Severity Report shall include detail of all losses reported by the Servicer or the Master Servicer as Realized Losses, except those for which the Servicer or the Master Servicer has not provided detail adequate for reporting purposes.  The Loss Severity Report shall be presented in substantially the same format attached hereto as Exhibit R-2;

(iii)

Mortgage Insurance Claims Report:  A summary of mortgage insurance claims submitted to the LPMI Insurer by the Servicer, claim payment and denial information, and penalties assessed by the LPMI Insurer.  The Mortgage Insurance Claims Report shall be presented in substantially the same format attached hereto as Exhibit R-3;

(iv)

Prepayment Premiums Report:  A summary of Prepayment Premiums assessed or waived by the Servicer.  The Prepayment Premiums Report shall be presented in substantially the same format attached hereto as Exhibit R-4; and

(v)

Analytics Report:  Analytics Reports shall include statistical and/or graphical portrayals of:

(A)  Delinquency Trend:  The delinquency trend, over time, of the Mortgage Loans;

(B)  Prepayment Analysis:  The constant prepayment rate “CPR” experience of the Mortgage Loans; and

(C)  Standard Default Assumption:  The Standard Default Assumption experience of the Mortgage Loans.

The Analytics Premiums Report shall be presented in substantially the same format attached hereto as Exhibit R-5.

The Credit Risk Manager shall make such reports and any additional information reasonably requested by the Depositor available each month to Certificateholders, the Trustee, the Securities Administrator, any NIMS Insurer and the Rating Agencies via the Credit Risk Manager’s internet website.  The Credit Risk Manager’s internet website shall initially be located at https://reports.murrayhillcompany.com.  The user name for access to the website shall be the Certificateholder’s e-mail address and the password shall be “20503.”  Neither the Trustee nor the Securities Administrator shall have any obligation to review such reports or otherwise monitor or supervise the activities of the Credit Risk Manager.

(c)

The Credit Risk Manager shall reasonably cooperate with the Depositor, the Trustee and the Securities Administrator in connection with the Trust Fund’s satisfying the reporting requirements under the 1934 Act with respect to reports prepared by the Credit Risk Manager.

(d)

By March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day), the Credit Risk Manager shall deliver a signed certification, in the form attached hereto as Exhibit R (the “Credit Risk Manager Certification”), for the benefit of the Depositor, the Trustee and the Securities Administrator and for the benefit of the Person(s) signing the Form 10-K Certification; provided (i) that the Credit Risk Manager Certification shall be so provided by March 10th of such year only to the extent that the Depositor delivers a draft (without exhibits) of the applicable Annual Report on Form 10-K to the Credit Risk Manager by the 5th Business Day in March of such year and (ii) in the event that the Depositor delivers the draft Form 10-K referred to in clause (i) after the 5th Business Day in March of such year, the Credit Risk Manager shall deliver the Credit Risk Manager Certification as soon as practicable but no later than five calendar days of delivery to the Credit Risk Manager of such draft Form 10-K.

(e)

In the event that prior to the filing date of the Form 10-K in March of each year, the Credit Risk Manager has knowledge or information material to the Credit Risk Manager Certification, the Credit Risk Manager shall promptly notify the Depositor, the Trustee and the Securities Administrator, in writing.

Section 9.35

Limitation Upon Liability of the Credit Risk Manager.

Neither the Credit Risk Manager, nor any of the directors, officers, employees or agents of the Credit Risk Manager, shall be under any liability to the Trustee, the Securities Administrator, the Certificateholders or the Depositor for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, in reliance upon information provided by the Servicer under the Credit Risk Management Agreement or for errors in judgment; provided, however, that this provision shall not protect the Credit Risk Manager or any such person against liability that would otherwise be imposed by reason of willful malfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement or the Credit Risk Management Agreement.  The Credit Risk Manager and any director, officer, employee or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder, and may rely in good faith upon the accuracy of information furnished by the Servicer pursuant to the Credit Risk Management Agreement in the performance of its duties thereunder and hereunder.

Section 9.36

Removal of Credit Risk Manager.

The Credit Risk Manager may be removed as Credit Risk Manager by Certificateholders holding not less than a 66-2/3% Voting Interests in the Trust, in the exercise of its or their sole discretion, at any time, without cause, upon ten (10) days prior written notice.  The Certificateholders shall provide such written notice to the Trustee and upon receipt of such notice, the Trustee shall provide written notice to the Credit Risk Manager of its removal, effective upon receipt of such notice.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01

REMIC Administration.

(a)

REMIC elections as set forth in the Preliminary Statement shall be made on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement.  For purposes of such designations, the interest rate of any regular interest that is computed by taking into account the weighted average of the Net Mortgage Rates of the Mortgage Loans shall be reduced by the amount of any expense paid by the Trust to the extent that (i) such expense was not taken into account in computing the Net Mortgage Rate of any Mortgage Loan, (ii) such expense does not constitute an “unanticipated expense” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) the amount of such expense was not taken into account in computing the interest rate of a more junior class of regular interests.

(b)

The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 860G(a)(9) of the Code.  The latest possible maturity date for purposes of Treasury Regulation 1.860G-1(a)(4) will be the Latest Possible Maturity Date.

(c)

The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Securities Administration Account, provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports as required by Section 6.20 and this Section.

(d)

The Securities Administrator shall prepare, the Trustee shall sign and the Securities Administrator shall file, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.

(e)

The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

The Securities Administrator shall be entitled to receive reasonable compensation from the Trust for the performance of its duties under this subsection (e); provided, however, that such compensation shall not exceed $5,000 per year.

(f)

The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to create or maintain the status of any REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, the Securities Administrator, the Master Servicer nor the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator, any NIMS Insurer and the Master Servicer have received an Opinion of Counsel addressed to the Trustee (at the expense of the party seeking to take such action) to the effect that the contemplated action will not result in an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer, any NIMS Insurer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator, the Master Servicer or any NIMS Insurer has advised it in writing that an Adverse REMIC Event could occur.

(g)

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Trustee shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Collection Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)

No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)

 Neither the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)

 On or before September 15 of each calendar year beginning in 2005, the Securities Administrator shall deliver to the Trustee and any NIMS Insurer an Officer’s Certificate stating, without regard to any actions taken by any party other than the Securities Administrator, the Securities Administrator’s compliance with provisions of this Section 10.01.

(l)

 The Securities Administrator shall treat each of the Basis Risk Reserve Fund and the Supplemental Interest Trust as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Holders of the Class X Certificates and that is not an asset of any REMIC and all amounts deposited into the Basis Risk Reserve Fund or the Supplemental Interest Trust shall be treated as amounts distributed to the Class X Certificateholders.

(m)

For federal income tax purposes, upon any sale of the property held by the Trust Fund pursuant to Section 7.01(b), any NIM Redemption Amount paid by the Master Servicer shall not be treated as a portion of the purchase price paid for such property but shall instead be treated as an amount paid by the Master Servicer to the Holder of the Class X Certificates in exchange for an interest in the Class X Certificates immediately before the purchase of the property held by the Trust Fund.

(n)

The Securities Administrator shall treat the beneficial owners of Certificates (other than the Class P, Class X and Class R Certificates) as having entered into a notional principal contract with respect to the beneficial owners of the Class X Certificates.  Pursuant to each such notional principal contract, all beneficial owners of Offered Certificates and the Class M9, Class B1 and Class B2 Certificates shall be treated as having agreed to pay, on each Distribution Date, to the beneficial owners of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the interest in REMIC 4 corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class I Shortfall”).  A Class I Shortfall payable from interest collections shall be allocated pro rata among such Certificates based on the amount of interest otherwise payable to such Certificates, and a Class I Shortfall payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance.  In addition, pursuant to such notional principal contract, the beneficial owner of the Class X Certificates shall be treated as having agreed to pay Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls to the Owners of the Offered Certificates and the Class M9, Class B1 and Class B2 Certificates in accordance with the terms of this Agreement.  Any payments to the Certificates in light of the foregoing shall not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).  However, any payment from the Certificates of a Class I Shortfall shall be treated for tax purposes as having been received by the beneficial owners of such Certificates in respect of their Interests in REMIC 4 and as having been paid by such beneficial owners to the Supplemental Interest Trust pursuant to the notional principal contract.  Thus, each Certificate (other than a Class P and Class R Certificate) shall be treated as representing not only ownership of regular interests in the Upper Tier REMIC, but also ownership of an interest in (and obligations with respect to) a notional principal contract.  For tax purposes, the notional principal contract shall be deemed to have a value in favor of the Certificates entitled to receive Basis Risk Shortfalls and Unpaid Basis Risk Shortfalls of $46,950.10 as of the Closing Date.

(o)

Notwithstanding the priority and sources of payments set forth in Article V hereof or otherwise, the Securities Administrator shall account for all distributions on the Certificates as set forth in this Section 10.01.  In no event shall any payments of Basis Risk Shortfalls or Unpaid Basis Risk Shortfalls provided for in this Section 10.01be treated as payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860G(a)(1).

Section 10.02

Prohibited Transactions and Activities.

Neither the Depositor, the Master Servicer nor the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement, (iv) a substitution pursuant to Article II of this Agreement or (v) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless the Trustee and any NIMS Insurer has received an Opinion of Counsel addressed to the Trustee (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b) affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by the Trustee or the Securities Administrator, as applicable, of its duties and obligations set forth herein, the Trustee or the Securities Administrator, as applicable, shall indemnify any NIMS Insurer, the Holder of the related Residual Certificate or the Trust Fund, as applicable, against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Trustee nor the Securities Administrator shall be liable for any such Losses attributable to the action or inaction of the Master Servicer, the Depositor, the Class X Certificateholders, the Holder of such Residual Certificate or the Securities Administrator (with regard to the Trustee), as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Securities Administrator has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity.  Notwithstanding the foregoing, however, in no event shall the Trustee or the Securities Administrator, as applicable, have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or the Servicing Agreement, (2) for any Losses other than arising out of a negligent performance by the Trustee or the Securities Administrator, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).  In addition, neither the Trustee nor the Securities Administrator shall have any liability for the actions or failure to act of the other.

Section 10.04

REO Property.

(a)

Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the Servicing Agreement, knowingly permit the Servicer to, rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the Master Servicer has advised, or has caused the Servicer to advise, the Trustee and any NIMS Insurer in writing to the effect that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)

The Master Servicer shall cause the Servicer (to the extent provided in its Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value.  In any event, however, the Master Servicer shall, or shall cause the Servicer (to the extent provided in its Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Master Servicer has received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event.  If the Master Servicer has received such an extension, then the Trustee, or the Master Servicer, acting on its behalf hereunder, shall, or shall cause the Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”).  If the Trustee has not received such an extension and the Master Servicer or the Servicer, acting on behalf of the Trustee hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund or if the Master Servicer has received such an extension, and the Master Servicer or the Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Master Servicer shall cause the Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator, and the Trustee, with the consent of any NIMS Insurer, but without the consent of the Credit Risk Manager or the Swap Counterparty except to the extent that the rights or obligations of the Credit Risk Manager or the Swap Counterparty hereunder, respectively, are directly affected thereby, and without notice to or the consent of any of the Holders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in any Offering Document, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of the Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions as evidenced by an Opinion of Counsel.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee, any NIMS Insurer and the Swap Counterparty shall be provided with an Opinion of Counsel addressed to the Trustee, any NIMS Insurer and the Swap Counterparty (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Section.  Any such amendment shall be deemed not to adversely affect in any material respect any Holder, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates.

(b)

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of any NIMS Insurer, but without the consent of the Credit Risk Manager or the Swap Counterparty except to the extent that the rights or obligations of the Credit Risk Manager or the Swap Counterparty hereunder, respectively, are directly affected thereby and with the consent of the Holders of not less than 66 2/3% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and any NIMS Insurer receives an Opinion of Counsel addressed to the Trustee and the NIMS Insurer, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)

Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor, the Swap Counterparty, any NIMS Insurer and to the Rating Agencies.

(d)

It shall not be necessary for the consent of Holders under this Section 11.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)

Notwithstanding anything to the contrary in the Servicing Agreement, the Trustee shall not consent to any amendment of the Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.

(f)

Notwithstanding anything to the contrary in this Section 11.03, this Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee to the extent necessary, in the judgment of the Depositor and its counsel, to comply with the Rules.

Section 11.04

Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer, the Credit Risk Manager or Affiliates thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, the Servicer, the Credit Risk Manager or any Affiliate thereof.

Section 11.05

Provision of Information.

(a)

For so long as any of the Certificates of any Series or Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Master Servicer and the Securities Administrator agree to cooperate with each other to provide to any Certificateholders, any NIM Security holder and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Act.  Any reasonable, out-of-pocket expenses incurred by the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)

The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K or Form 10-K filed with the Securities and Exchange Commission pursuant to Section 6.20(c) and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)

On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.03.

Section 11.06

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07

Notices.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when received by (a) in the case of the Depositor, Structured Asset Securities Corporation, 745 Seventh Avenue, 7th Floor, New York, NY 10019, Attention:  Mortgage Finance SASCO 2005-WF1, (b) in the case of the Seller, Lehman Brothers Holdings Inc., 745 Seventh Avenue, 7th Floor, New York, NY 10019, Attention:  Mortgage Finance SASCO 2005-WF1, (c) in the case of the Credit Risk Manager, The Murrayhill Company, 1700 Lincoln Street, Suite 1600, Denver, Colorado 80203, Attention:  General Counsel, (d) in the case of the Trustee, the Corporate Trust Office, (e) in the case of the Master Servicer, Aurora Loan Services LLC, 327 Inverness Drive South, Englewood, Colorado 80112; Attention:  Master Servicing, SASCO 2005-WF1, (f) in the case of the Securities Administrator, Wells Fargo Bank, N.A., P.O. Box 98, Columbia, Maryland 21046, and for overnight deliveries 9062 Old Annapolis Rd., Columbia, Maryland 21045, Attention: SASCO 2005-WF1, telecopy number 410-715-2380 and (g) in the case of the Swap Counterparty, Lehman Brothers Special Financing Inc., Transaction Management Group, 745 Seventh Avenue, New York, New York 10019, Attention:  Documentation Manager, or, as to each party such other address as may hereafter be furnished by such party to the other parties in writing.  All demands, notices and communications to a party hereunder shall be in writing and shall be deemed to have been duly given when delivered to such party at the relevant address, facsimile number or electronic mail address set forth above or at such other address, facsimile number or electronic mail address as such party may designate from time to time by written notice in accordance with this Section 11.07.

Section 11.08

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10

Headings Not To Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11

Benefits of Agreement.

The Depositor shall promptly notify the Custodian and the Trustee in writing of the issuance of any Class of NIMS Securities issued by a NIMS Insurer and the identity of such NIMS Insurer.  Thereafter, the NIMS Insurer shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto, and shall be subject to and have the right to enforce the provisions of this Agreement so long as the NIMS Securities remaining outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment of such NIMS Securities.  Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Holders of the Certificates and the NIMS Insurer, any benefit or any legal or equitable right, power, remedy or claim under this Agreement, except to the extent specified in Section 11.15.

Section 11.12

Special Notices to the Rating Agencies and any NIMS Insurer.

(a)

The Depositor shall give prompt notice to the Rating Agencies and any NIMS Insurer of the occurrence of any of the following events of which it has notice:

(i)

any amendment to this Agreement pursuant to Section 11.03;

(ii)

any Assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)

the occurrence of any Event of Default described in Section 6.14;

(iv)

any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)

the appointment of any successor to any Master Servicer pursuant to Section 6.14;

(vi)

the making of a final payment pursuant to Section 7.02; and

(vii)

any termination of the rights and obligations of the Servicer under the Servicing Agreement.

(b)

All notices to the Rating Agencies provided for this Section shall be in writing and sent by first class mail, telecopy or overnight courier, as follows:

If to S&P, to:

Standard & Poor’s Ratings Services

55 Water Street

New York, New York 10041

Attention:  Residential Mortgages

If to Moody’s, to:

Moody’s Investor Service, Inc.

99 Church Street

New York, New York 10007

Attention:  Residential Mortgages

If to Fitch, to:

Fitch Ratings

One State Street Plaza

New York, New York 10004

Attention:  Residential Mortgages

(c)

The Securities Administrator shall provide or make available to the Rating Agencies reports prepared pursuant to Section 4.03.  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to each Rating Agency such information as such Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator.

Section 11.13

Conflicts.

To the extent that the terms of this Agreement conflict with the terms of the Servicing Agreement, the Servicing Agreement shall govern, unless such provisions shall adversely affect the Trustee or the Trust Fund.

Section 11.14

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15

Transfer of Servicing.

The Seller agrees that it shall provide written notice to the Master Servicer, the Securities Administrator, any NIMS Insurer and the Trustee thirty days prior to any proposed transfer or assignment by such Seller of its rights under the Servicing Agreement or of the servicing thereunder or delegation of its rights or duties thereunder or any portion thereof to any other Person other than the initial Servicer under the Servicing Agreement.  In addition, the ability of the Seller to transfer or assign its rights and delegate its duties under the Servicing Agreement or to transfer the servicing thereunder to a successor servicer shall be subject to the following conditions:

(i)

satisfaction of the conditions to such transfer as set forth in the Servicing Agreement including, without limitation, receipt of written consent of any NIMS Insurer and the Master Servicer to such transfer;

(ii)

Such successor servicer must be qualified to service loans for Fannie Mae or Freddie Mac, and must be a member in good standing of MERS;

(iii)

Such successor servicer must satisfy the seller/servicer eligibility standards in the Servicing Agreement, exclusive of any experience in mortgage loan origination;

(iv)

Such successor servicer must execute and deliver to the Trustee and the Master Servicer an agreement, in form and substance reasonably satisfactory to the Trustee and the Master Servicer, that contains an assumption by such successor servicer of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under the Servicing Agreement;

(v)

Delivery to the Trustee and the Master Servicer of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates; and

(vi)

The Seller shall, at its cost and expense, take such steps, or cause the terminated Servicer to take such steps, as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the Mortgage Loans to such successor servicer, including, but not limited to, the following: (A) to the extent required by the terms of the Mortgage Loans and by applicable federal and state laws and regulations, the Seller shall cause the prior Servicer to timely mail to each obligor under a Mortgage Loan any required notices or disclosures describing the transfer of servicing of the Mortgage Loans to the successor servicer; (B) prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transmit to any related insurer notification of such transfer of servicing; (C) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to deliver to the successor servicer all Mortgage Loan Documents and any related records or materials; (D) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to transfer to the successor servicer, or, if such transfer occurs after the Servicer Remittance Date but before the next succeeding Deposit Date, to the Trustee, all funds held by the prior Servicer in respect of the Mortgage Loans; (E) on or prior to the effective date of such transfer of servicing, the Seller shall cause the prior Servicer to, after the effective date of the transfer of servicing to the successor servicer, continue to forward to such successor servicer, within one Business Day of receipt, the amount of any payments or other recoveries received by the prior Servicer, and to notify the successor servicer of the source and proper application of each such payment or recovery; and (F) the Seller shall cause the prior Servicer to, after the effective date of transfer of servicing to the successor servicer, continue to cooperate with the successor servicer to facilitate such transfer in such manner and to such extent as the successor servicer may reasonably request.  Notwithstanding the foregoing, the prior Servicer shall be obligated to perform the items listed above to the extent provided in the Servicing Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

STRUCTURED ASSET SECURITIES CORPORATION, as Depositor

By: /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan Title: Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION, as Trustee

By: /s/ Stefanie Edwards
Name: Stefanie Edwards Title: Assistant Vice President

AURORA LOAN SERVICES LLC, as Master Servicer

By: /s/ E. Todd Whittemore
Name: E. Todd Whittemore Title: Executive Vice President

WELLS FARGO BANK, N.A., as Securities Administrator

By: /s/ Sandra Whalen
Name: Sandra Whalen Title: Vice President

THE MURRAYHILL COMPANY, as Credit Risk Manager

By: /s/ Kevin J. Kanouff
Name: Kevin J. Kanouff Title: President and General Counsel

Solely for purposes of Sections 6.11 and 11.15, accepted and agreed to by:

LEHMAN BROTHERS HOLDINGS INC.

By: /s/ Joseph Kelly
Name: Joseph J. Kelly Title: Senior Vice President

EXHIBIT A

FORMS OF CERTIFICATES

EXHIBIT B 1

FORM OF INITIAL CERTIFICATION

Date

LaSalle Bank National Association

135 S. LaSalle Street, Suite 1625

Chicago, Illinois 60603

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

[SERVICER]

Re:

Trust Agreement dated as of January 1, 2005 (the “Trust Agreement”),

by and among Structured Asset Securities Corporation, as Depositor,

LaSalle Bank National Association, as Trustee, Aurora Loan Services

LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities

Administrator, and The Murrayhill Company, as Credit Risk Manager

with respect to Structured Asset Securities Corporation Mortgage

Pass-Through Certificates, Series 2005-WF1

Ladies and Gentlemen:

In accordance with Section 2.02(a) of the Trust Agreement, subject to review of the contents thereof, the undersigned, as Custodian, hereby certifies that it has received the documents listed in Section 2.01(b) of the Trust Agreement for each Mortgage File pertaining to each Mortgage Loan listed on Schedule A, to the Trust Agreement, subject to any exceptions noted on Schedule I hereto.

Capitalized words and phrases used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is subject in all respects to the terms of Section 2.02 of the Trust Agreement and the Trust Agreement sections cross-referenced therein.

[Custodian]

By:
Name: Title:

EXHIBIT B 2

FORM OF INTERIM CERTIFICATION

Date

LaSalle Bank National Association

135 S. LaSalle Street, Suite 1625

Chicago, Illinois 60603

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

[SERVICER]

Re:

Trust Agreement dated as of January 1, 2005 (the “Trust

Agreement”), by and among Structured Asset Securities

Corporation, as Depositor, LaSalle Bank National

Association, as Trustee, Aurora Loan Services LLC, as

Master Servicer, Wells Fargo Bank, N.A., as Securities

Administrator, and The Murrayhill Company, as Credit

Risk Manager with respect to Structured Asset

Securities Corporation Mortgage Pass-Through

Certificates, Series 2005-WF1

Ladies and Gentlemen:

In accordance with Section 2.02(b) of the Trust Agreement, the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified on the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed in Section 2.01(b) of the Trust Agreement and has determined that each such document appears regular on its face and appears to relate to the Mortgage Loan identified in such document.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement including, but not limited to, Section 2.02(b).

[Custodian]

By:
Name: Title:

EXHIBIT B 3

FORM OF FINAL CERTIFICATION

Date

LaSalle Bank National Association

135 S. LaSalle Street, Suite 1625

Chicago, Illinois 60603

Structured Asset Securities Corporation

745 Seventh Avenue, 7th Floor

New York, New York 10019

[SERVICER]

Re:

Trust Agreement dated as of January 1, 2005 (the “Trust

Agreement”), by and among Structured Asset Securities

Corporation, as Depositor, LaSalle Bank National Association,

as Trustee, Aurora Loan Services LLC, as Master Servicer,

Wells Fargo Bank, N.A., as Securities Administrator, and

The Murrayhill Company, as Credit Risk Manager with respect

to Structured Asset Securities Corporation Mortgage

Pass-Through Certificates, Series 2005-WF1

Ladies and Gentlemen:

In accordance with Section 2.02(d) of the Trust Agreement, the undersigned, as Custodian on behalf of the Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on Schedule I hereto) it (or its custodian) has received the applicable documents listed in Section 2.01(b) of the Trust Agreement.

The undersigned hereby certifies that as to each Mortgage Loan identified in the Mortgage Loan Schedule, other than any Mortgage Loan listed on Schedule I hereto, it has reviewed the documents listed in Section 2.01(b) of the Trust Agreement and has determined that each such document appears to be complete and, based on an examination of such documents, the information set forth in items (i) through (vi) of the definition of Mortgage Loan Schedule is correct.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Trust Agreement. This Certificate is qualified in all respects by the terms of said Trust Agreement.

[Custodian]

By:
Name: Title:

EXHIBIT B 4

FORM OF ENDORSEMENT

Pay to the order of LaSalle Bank National Association, as trustee (the “Trustee”) under the Trust Agreement dated as of January 1, 2005 by and among Structured Asset Securities Corporation, as Depositor, the Trustee, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and The Murrayhill Company, as Credit Risk Manager relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2005-WF1, without recourse.

[current signatory on note]

By:
Name: Title:

EXHIBIT C

REQUEST FOR RELEASE OF DOCUMENTS AND RECEIPT

Date

[Addressed to Trustee

or, if applicable, custodian]

In connection with the administration of the mortgages held by you as Trustee under a certain Trust Agreement dated as of January 1, 2005 by and among Structured Asset Securities Corporation, as Depositor, you, as Trustee, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and The Murrayhill Company, as Credit Risk Manager, (the “Trust Agreement”), the undersigned Servicer hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

1.

Mortgage Loan paid in full. (The Servicer hereby certifies that all amounts received in connection with the loan have been or will be credited to the Certificate Account pursuant to the Trust Agreement.)

2.

The Mortgage Loan is being foreclosed.

3.

Mortgage Loan substituted. (The Servicer hereby certifies that a Qualifying Substitute Mortgage Loan has been assigned and delivered to you along with the related Mortgage File pursuant to the Trust Agreement.)

4.

Mortgage Loan repurchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Trust Agreement.)

5.

Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Trust Agreement and will be returned to you within ten (10) days of our receipt of the Mortgage File, except if the Mortgage Loan has been paid in full, or repurchased or substituted for a Qualifying Substitute Mortgage Loan (in which case the Mortgage File will be retained by us permanently) and except if the Mortgage Loan is being foreclosed (in which case the Mortgage File will be returned when no longer required by us for such purpose).

Capitalized terms used herein shall have the meanings ascribed to them in the Trust Agreement.

[Name of Servicer]

By:
Name: Title: Servicing Officer

EXHIBIT D 1

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
	)	ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.

That he [she] is [title of officer]                                                  of [name of Purchaser]                                                                             (the “Purchaser”), a                                                    [description of type of entity] duly organized and existing under the laws of the [State of                  ] [United States], on behalf of which he [she] makes this affidavit.

2.

That the Purchaser’s Taxpayer Identification Number is                 .

3.

That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit.  For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.

That the Purchaser either (x) is not, and on                                           [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; (y) if the Residual Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Residual Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Residual Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Trustee an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Trustee, and upon which the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any NIMS Insurer shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Master Servicer, the Securities Administrator or any NIMS Insurer to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

5.

That the Purchaser hereby acknowledges that under the terms of the Trust Agreement (the “Agreement”) by and among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and The Murrayhill Company, as Credit Risk Manager, dated as of January 1, 2005, no transfer of the Residual Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.

That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.

That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.

That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit D-2 to the Agreement.

9.

That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

10.

That the Purchaser (i) is not a Non U.S. Person or (ii) is a Non U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.

That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

12.

That the Purchaser consents to the designation of the Securities Administrator as its agent to act as “tax matters person” of the Trust Fund pursuant to the Trust Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this            day of                              , 20    .

[Name of Purchaser]

By:
Name: Title:

Personally appeared before me the above named [name of officer]                                     , known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer]                               of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this               day of                         , 20    .

NOTARY PUBLIC

COUNTY OF

STATE OF

My commission expires the              day of                         , 20    .

EXHIBIT D 2

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

Date

Re:

Structured Asset Securities Corporation

Mortgage Pass-Through Certificates, Series 2005-WF1

                                                (the “Transferor”) has reviewed the attached affidavit of                                                             (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate.  In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:

Title:

EXHIBIT E

[Reserved]

EXHIBIT F

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:

Structured Asset Securities Corporation

Mortgage Pass Through Certificates

Series 2005-WF1

Reference is hereby made to the Trust Agreement dated as of January 1, 2005 (the “Trust Agreement”) by and among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and The Murrayhill Company, as Credit Risk Manager.  Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

This letter relates to $                      initial Certificate Balance of Class        Certificates which are held in the form of Definitive Certificates registered in the name of                                  (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Trust Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Placement Agent and the Depositor.

[Name of Transferor]

By:

Name:

Title:

Dated:                          ,

EXHIBIT G

FORM OF PURCHASER’S LETTER FOR

INSTITUTIONAL ACCREDITED INVESTORS

Date

Dear Sirs:

In connection with our proposed purchase of $                               principal amount of Structured Asset Securities Corporation Mortgage Pass Through Certificates, Series 2005-WF1 (the “Privately Offered Certificates”) of the Structured Asset Securities Corporation (the “Depositor”), we confirm that:

(1)

We understand that the Privately Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Privately Offered Certificates within two years of the later of the date of original issuance of the Privately Offered Certificates or the last day on which such Privately Offered Certificates are owned by the Depositor or any affiliate of the Depositor (which includes the Placement Agent) we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Trustee under the Trust Agreement dated as of January 1, 2005 by and among the Depositor, Aurora Loan Services LLC, as Master Servicer, LaSalle Bank National Association, as Trustee (the “Trustee”), Wells Fargo Bank, N.A., as Securities Administrator, and The Murrayhill Company, as Credit Risk Manager, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Privately Offered Certificates from us a notice advising such purchaser that resales of the Privately Offered Certificates are restricted as stated herein.

(2)

We understand that, in connection with any proposed resale of any Privately Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Trustee and the Depositor a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Privately Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3)

We are acquiring the Privately Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Privately Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)

We are an Institutional Accredited Investor and we are acquiring the Privately Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)

We have received such information as we deem necessary in order to make our investment decision.

(6)

If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Trust Agreement.

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust Agreement.

You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:

Name:

Title:

EXHIBIT H

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF	)
	)	ss.:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the                                              of (the “Investor”), a [corporation duly organized] and existing under the laws of                 , on behalf of which he makes this affidavit.

2.

In the case of an ERISA-Restricted Certificate, the Investor either (x) is not, and on                                      [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Certificate; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Trustee an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Trustee, and upon which the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any NIMS Insurer shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Trustee, the Depositor, the Master Servicer, the Securities Administrator or any NIMS Insurer to any obligation in addition to those undertaken by such entities in the Trust Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

3.

In the case of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement, either (i) the Investor is neither a Plan nor a person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23.

4.

The Investor hereby acknowledges that under the terms of the Trust Agreement (the “Agreement”) by and among Structured Asset Securities Corporation, as Depositor, LaSalle Bank National Association, as Trustee, Aurora Loan Services LLC, as Master Servicer, Wells Fargo Bank, N.A., as Securities Administrator, and The Murrayhill Company, as Credit Risk Manager, dated as of January 1, 2005, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this         day of                              , 20    .

[Investor]

By:

Name:

Title:

ATTEST:

STATE OF	)
	)	ss.:
COUNTY OF	)

Personally appeared before me the above-named                           , known or proved to me to be the same person who executed the foregoing instrument and to be the                                       of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this            day of                       20    .

NOTARY PUBLIC

My commission expires the

              day of                      , 20    .

EXHIBIT I

MONTHLY REMITTANCE ADVICE

EXHIBIT J

MONTHLY ELECTRONIC DATA TRANSMISSION

EXHIBIT K

[Reserved]

EXHIBIT L

[Reserved]

EXHIBIT M

[Reserved]

EXHIBIT N-1

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RESTRICTED GLOBAL SECURITY

TO REGULATION S GLOBAL SECURITY

(Transfers pursuant to § 3.03(h)(B)

                            of the Agreement)

Re:

Structured Asset Securities Corporation

Mortgage Pass Through Certificates Series 2005-WF1

Reference is hereby made to the Trust Agreement (the “Agreement”) by and among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, LaSalle Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Securities Administrator, dated as of January 1, 2005.  Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to U.S. $                                   aggregate principal amount of Securities which are held in the form of a Restricted Global Security with DTC in the name of [name of transferor]                                                          (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Regulation S Global Security.

In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Securities and in accordance with Rule 904 of Regulation S, and that:

a.

the offer of the Securities was not made to a person in the United States;

b.

at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States;

c.

no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

d.

the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended; and

e.

the transferee is not a U.S. person (as defined in Regulation S).

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.  Terms used in this certificate have the meanings set forth in Regulation S.

[Name of Transferor]

By:
Name: Title:
Date: ,

EXHIBIT N-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFER

FROM REGULATION S GLOBAL SECURITY

TO RESTRICTED GLOBAL SECURITY

(Transfers pursuant to § 3.03(h)(C)

                         of the Agreement)

Re:

Structured Asset Securities Corporation

Mortgage Pass Through Certificates Series 2005-WF1

Reference is hereby made to the Trust Agreement (the “Agreement”) by and among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer, The Murrayhill Company, as Credit Risk Manager, LaSalle Bank National Association, as Trustee and Wells Fargo Bank, N.A., as Securities Administrator, dated as of January 1, 2005.  Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to U.S. $                              aggregate principal amount of Securities which are held in the form of a Regulations S Global Security in the name of [name of transferor]                                                 (the “Transferor”) to effect the transfer of the Securities in exchange for an equivalent beneficial interest in a Restricted Global Security.

In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such Securities are being transferred in accordance with (i) the transfer restrictions set forth in the Agreement and the Securities and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion, the transferee and any such account is a qualified institutional buyer within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

[Name of Transferor]

By:
Name: Title:
Date: ,

EXHIBIT O

[Reserved]

EXHIBIT P

SWAP AGREEMENT

EXHIBIT Q

FORM OF CERTIFICATION TO BE PROVIDED TO

THE DEPOSITOR BY THE SECURITIES ADMINISTRATOR

Re:

Structured Asset Securities Corporation

Mortgage Pass-Through Certificates, Series 2005-WF1

I, [identify the certifying individual], a [title] of Wells Fargo Bank, N.A., as Securities Administrator of the Trust, hereby certify to Structured Asset Securities Corporation (the “Depositor”), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

[I have reviewed the annual report on Form 10-K for the fiscal year [   ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;]

(ii)

[Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and]

(iii)

[Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the Trust Agreement is included in these reports.]

Date:

Wells Fargo Bank, N.A., as Securities Administrator

By: Signature

Name:
Title:

EXHIBIT R-1

FORM OF WATCHLIST REPORT

EXHIBIT R-2

FORM OF LOSS SEVERITY REPORT

EXHIBIT R-3

FORM OF MORTGAGE INSURANCE CLAIMS REPORT

EXHIBIT R-4

FORM OF PREPAYMENT PREMIUMS REPORT

EXHIBIT R-5

FORM OF ANALYTICS REPORT

EXHIBIT S

FORM OF CERTIFICATION TO BE PROVIDED

BY THE CREDIT RISK MANAGER

FORM OF CERTIFICATION

Re: Structured Asset Securities Corporation Mortgage Pass-Through Certificates Series 2005-WF1 issued pursuant to the Trust Agreement dated as of January 1, 2005, among Structured Asset Securities Corporation, as Depositor (the “Depositor”), Aurora Loan Services LLC., as Master Servicer, the Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank, N.A. as Securities Administrator (the “Securities Administrator”) and LaSalle Bank National Association, as Trustee (the “Trustee”).

THE MURRAYHILL COMPANY (the “Credit Risk Manager”) certifies to the Depositor, the Securities Administrator, the Trustee, and [10-K Signatory Entity] its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

Based on the knowledge of the Credit Risk Manager, taken as a whole, the information in the reports provided during the calendar year immediately preceding the date of this certificate (the “Relevant Year”) by the Credit Risk Manager pursuant to the Master Consulting Agreement dated as of January 28, 2004 (the “Master Consulting Agreement”), by and between the Credit Risk Manager and Lehman Brothers Holdings, Inc. and pursuant to Transaction Addendum 30 (the “Transaction Addendum Number 30”), does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date that each of such reports was provided; and

2.

The Credit Risk Manager has fulfilled its obligations under the Master Consulting Agreement and Transaction Addendum Number 30 throughout the Relevant Year.

THE MURRAYHILL COMPANY

By:

Name:

Title:

SCHEDULE A

MORTGAGE LOAN SCHEDULE